UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-10325

VANECK ETF TRUST

(Formerly known as VanEck Vectors ETF Trust)

(Exact name of registrant as specified in charter)

666 Third Avenue, New York, NY 10017
(Address of principal executive offices) (Zip code)

Van Eck Associates Corporation
666 THIRD AVENUE, NEW YORK, NY 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 293-2000

Date of fiscal year end: SEPTEMBER 30

Date of reporting period: SEPTEMBER 30, 2021

Item 1. Report to Shareholders

ANNUAL REPORT September 30, 2021

Biotech ETF	BBH
Digital Transformation ETF	DAPP
Environmental Services ETF	EVX®
Gaming ETF	BJK®
Pharmaceutical ETF	PPH®
Retail ETF	RTH®
Semiconductor ETF	SMH®
Video Gaming and eSports ETF	ESPO®

800.826.2333	vaneck.com

Certain information contained in this report represents the opinion of the investment adviser which may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. The information contained herein regarding each index has been provided by the relevant index provider. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings, the Funds’ performance, and the views of the investment adviser are as of September 30, 2021.

VANECK ETFs

PRESIDENT’S LETTER

September 30, 2021

(unaudited)

Dear Fellow Shareholders:

This letter addresses two topics: first, the risks to the markets today and, second, two multi-year themes.

The Economy

When we think about financial markets, since the future remains unknown, we seek to identify potential scenarios. At the beginning of this year, the global economy was like a car hurtling forward at 200 miles per hour. Over the summer, we expected an orderly slowdown, asking only “What are the risks to Goldilocks?”1 We thought the car could slow to 70 miles per hour without putting too much pressure on interest rates, driven by inflation, which would upset the financial markets. The markets today are pondering the question, “Are we hitting the brakes too hard?” I think not.

In the U.S., will the U.S. Federal Reserve (Fed) hit the brakes too hard? I don’t think so. First, while the financial markets are still debating whether we have an inflation problem, I don’t think we will know whether we have permanent inflation until late next year. It is true that we are talking about supply chain issues and labor market issues longer than the transitory camp would like. But while commodity price inflation matters, the real concern about inflation and financial markets is wage inflation, since it tends to be longer-lasting and may affect long-term interest rates.

Second, if inflation doesn’t push rates higher, I don’t think the Fed will hit the brakes too hard by raising rates. Bank of America recently released a research note2 that said over half of the S&P 500® Index’s returns in the past decade can be attributed to the Fed’s balance sheet expansion, rather than earnings. We live in an era in which the Fed has an eye on the financial markets. Why would that change?

What about China? Will real estate or other factors like COVID-19 cause a recession? While China growth is becoming soggy, we think policy makers have all the tools, including liquidity moves, to avoid a crash.

Multi-Year Investment Themes

So what to do in your portfolio? We are focusing on two multi-year investment themes.

The first theme is the energy transition away from fossil fuels. We see this not only as being driven by government policy, but also by innovation in the private sector. In our resources portfolios, we’re looking for disruptive companies in the sectors that need to be more energy efficient. One is agriculture (which emits about as much CO2 as the energy sector). AgTech businesses are embracing technology to modernize agriculture, leading to higher crop yields, safer crop chemicals and other innovations in food production to provide healthy diets for the world’s growing population.

The second theme is the use of blockchain in a large variety of industries, but especially finance and entertainment. New open-source database technology is enabling incredibly rapid adoption and at much lower cost than traditional companies using prior generation technology. The fintech revolution that goes hand in hand with crypto is something we find really exciting. There are some over-valued companies, but we think it’s another interesting multi-year trend that investors should consider.

Another surprise that has affected commodity prices is that, as the economy grows and demand for commodities grows, increasing supply has become harder. This is in part due to environmental, social and governance (ESG) policies in place, causing “greenflation” and a multi-year trend of price pressure. Finding supply sources like new copper, lithium or gold mines is harder because of, to a certain extent, the environmental impact of these activities. I think this supply issue will continue to underpin commodity prices, and is why I believe that commodity equities are an interesting investment that people should have in their portfolios.

We sincerely thank you for investing in VanEck’s investment strategies. On the following pages, you will find a performance discussion and financial statements for each of the funds for the twelve month period ended September 30, 2021. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

1

VANECK ETFs

PRESIDENT’S LETTER

(unaudited) (continued)

Jan F. van Eck

CEO and President
VanEck ETF Trust

October 18, 2021

[1]	A Goldilocks economy is an economy that is not so hot that it causes inflation and not so cold that it causes a recession.

[2]	Source: Bloomberg, https://www.bloomberg.com/news/articles/2021-09-08/bofa-s-subramanian-dumps-dire-stock-call-to-catch-up-with-rally
2

VANECK ETFs

MANAGEMENT DISCUSSION

September 30, 2021 (unaudited)

Biotech

Biotech stocks had a good year, with the VanEck Biotech ETF gaining 25.13%. Rising steadily during the 12 month period, stocks hit highs in mid-October 2020 and early-February 2021 (both followed by downturns), and in early-August 2021. However, even after quite a significant sell-off in the first week of September 2021, the Fund ended the period having made a gain.

While, by mid-September 2020, the FDA had approved 40 “novel drugs”,1 over the next three months (despite COVID-19) a further 13 were added and the total tally for the year was 53.2 By mid-September 2021, a little down on the previous year at the same time, some 37 novel drugs had already been approved.3

The three top positive contributions to the Fund’s performance came from: Moderna (10.4% of Fund net assets†), BioNTech (3.8% of Fund net assets†) and Alexion Pharmaceuticals (not held at period end†). The companies that detracted most from performance were: Vertex Pharmaceuticals (5.2% of Fund net assets†), Amgen (8.6% of Fund net assets†) and Sarepta Therapeutics (sold by Fund by period end†).

Environmental Services

The VanEck Environmental Services ETF had an excellent year, gaining 44.50% over the 12 month period under review. Following a slight dip at the end of October 2020, environmental services stocks climbed slowly but surely through the end of the reporting period without any further, noteworthy declines.

Following the slowdown in economic activity resulting from the COVID-19 virus earlier in 2020, the pace of activity became more rapid as the year progressed “with many firms able to sustain and even beat revenue forecasts in the pandemic year.”4

Growth in 2021 has been, and continues to be driven, amongst other factors, by: corporations’ increasing commitment to ESG and sustainability, consolidation and M&A activity, sustained interested in both reuse and recycling and last, but not least, by the changing regulatory backdrop.

Large-cap stocks contributed the greatest total returns, followed, respectively, by mid- and small-cap stocks. Covanta Holding (3.1% of Fund net assets†), Darling Ingredients (3.0% of Fund net assets†) and Cantel Medical (sold by Fund by period end) were the top three contributors. PureCycle Technologies (3.0% of Fund net assets†), Energy Recovery (3.1% of Fund net assets†) and Clean Harbors (3.4% of Fund net assets†) were the only three companies to detract from performance.

Gaming

The VanEck Gaming ETF posted a gain of 24.06% for the 12 month period. Gaming stocks continued to recover strongly in the final quarter of 2020 and into 2021, reaching highs in March, April and June. Thereafter, however, even following a recovery in early-September, the final two quarters of the reporting period proved to be disappointing.

In Macau, China, the world’s biggest gaming hub, while notably down on the figures for 2019, the gross revenue from “Games of Fortune” (as the Macau authorities describe them) in October 2020 through to the end of the year were not only relatively stable, but also demonstrated a noted improvement on prior months.5 Thereafter, revenues again remained relatively stable and, after April, considerably improved on 2020, but in August 2021, however, they nearly halved.6 In September, on the one hand, earlier in the month we saw optimism that lighter COVID-19 restrictions might help increase traffic and, on the other, later in the month, casino stocks fell across the board as the Macau government indicated that it would seek greater oversight and planned to impose more onerous concession agreements, moves that “could wrest control of the lucrative industry away from foreign shareholders.”7

In Nevada, during the 12 month period, we saw the “gaming win”8 remain relatively stable each month and trend higher as the period progressed—from a low of $683,733,423 in December 2020 to $1,359,876,493 in July 20219

3

VANECK ETFs

MANAGEMENT DISCUSSION (unaudited) (continued)

U.S.-, Sweden- and Australia-listed companies were the leading contributors to performance. Two countries detracted from performance: China and Cambodia.

Pharmaceutical

Despite a slight dip at the end of October 2020, pharmaceutical stocks had a solid, if uneventful, 12 months. By the end of the period, after somewhat of a downturn from early-September, the VanEck Pharmaceutical ETF had gained 19.10%. Vaccines for COVID-19 and expectations of potential higher government spending on drug discovery and development have helped underpin investor optimism in the sector.

While Eli Lilly, Catalent and Bausch Health Companies (4.7%, 4.3% and 3.0% of Fund net assets, respectively†) were the three largest positive contributors to performance, Takeda Pharmaceutical (4.4% of Fund net assets†), Viatris (4.4% of Fund net assets†) and Novartis (4.9% of Fund net assets†) were the Fund’s three largest detractors.

Retail

Despite sudden declines from mid- to end-October 2020 and from mid-February to early-March 2021, retail stocks had a satisfactory 12 months and the VanEck Retail ETF returned 18.13% for the period under review. While “brick and mortar”, e.g., department stores, retail has taken a battering during the COVID-19 pandemic (no customers and no staff—a continuing problem), those companies with well-developed ecommerce capabilities and those involved in specialty retail or deemed “essential” during the crisis have benefited.

Businesses involved in the consumer discretionary sub-sector specialty retail contributed by far the most to the positive performance of the Fund. Home Depot (15.4% of Fund net assets†), Target (4.4% of Fund net assets†) and CVS Health (4.6% of Fund net assets†) were the three top contributors to total returns. While no single sector (or sub-sector) detracted from performance, companies in the consumer discretionary textiles, apparel and luxury goods sub-sector contributed the least to performance. And just three companies detracted from performance: Wayfair (0.8% of Fund net assets†), JD.com (4.1% of Fund net assets†) and Best Buy (1.6% of Fund net assets†).

Semiconductor

The VanEck Semiconductor ETF had an excellent year, returning 47.94% for the 12 month period under review. In 2021 in particular, the industry has had to deal with the disruption (and with demand outstripping supply), resulting from the well-publicized chip shortage which has affected anything from auto production to consumer tech (including smartphones).10 Despite this shortage, many companies have continued to perform well and semiconductor sales have remained firm. Sales in August 2021 alone were up 29.7% year-on-year and 3.3% month-on-month.11

Large-capitalization stocks continued to be key drivers of the Fund’s returns. Taiwan Semiconductor Manufacturing Company, Applied Materials and ASML Holding (15.5%, 4.6% and 6.8% of Fund net assets, respectively†) were the three top contributing companies. A single company detracted from performance, Synopsys (2.4% of Fund net assets†) with Intel (5.4% of Fund net assets†) and Universal Display (0.4% of Fund net assets†) contributing the least positively to total returns.

Video Games and eSports

In contrast with the 12 months ending September 30, 2020, video gaming and esports stocks provided disappointing, albeit positive, returns during the reporting period with the VanEck Video Gaming and eSports ETF up 6.15%. As the early restrictions on movement associated with the COVID-19 pandemic have subsided, consumers around the world have been forced to be inside less and less and traditional entertainment options have become more plentiful. Against this backdrop, video game-related revenue growth, having soared to all-time highs, have now pulled back to more normalized levels.

4

Leading contributing companies over the period were Sea, NVIDIA, and Bilibili (6.5%, 8.1% and 3.8% of the Fund’s net assets respectively†). The three companies detracting most from performance were: CD Projekt (1.6% of Fund net assets†), NEXON Company (3.4% of Fund net assets†) and Ubisoft Entertainment (2.8% of Fund net assets†).

† All Fund assets referenced are Total Net Assets as of September 30, 2021.

1 Food & Drug Administration: : Novel Drug Approvals for 2020, September 2, 2020, https://www.fda.gov/drugs/new-drugs-fda-cder-snew-molecular-entities-and-new-therapeutic-biological-products/novel-drug-approvals-2020 (Accessed September 16, 2020)

2 Food & Drug Administration: New Drug Therapy Approvals 2020, January 2021, https://www.fda.gov/drugs/new-drugs-fda-cders-new-molecular-entities-and-new-therapeutic-biological-products/novel-drug-approvals-2020 (Accessed September 22, 2021)

3 Food & Drug Administration: New Drug Therapy Approvals 2021, September 2021, https://www.fda.gov/drugs/new-drugs-fda-cders-new-molecular-entities-and-new-therapeutic-biological-products/novel-drug-approvals-2021 (Accessed October 2, 2021)

4 Engineering News-Record: 2021 Top 200 Environmental Firms: Market is Whirlwind of Change, July 14, 2021, https://www.enr.com/articles/52090-top-200-environmental-firms-market-is-whirlwind-of-change

5 Gaming Inspection and Coordination Bureau, Macao SAR: Monthly Gross Revenue from Games of Fortune, http://www.dicj.gov.mo/web/en/ information/DadosEstat_mensal/2020/index.html

6 Gaming Inspection and Coordination Bureau, Macao SAR: Monthly Gross Revenue from Games of Fortune, http://www.dicj.gov.mo/web/en/ information/DadosEstat_mensal/2021/index.html

7 The Financial Times: Macau casino operators fear end of winning streak with new gaming law, September 21, 2021, https://www.ft.com/content/417f2513-37b2-4900-ac36-4729df36ae1b

8 Or “gross revenue,” defined (in short) as: the total of all:

(a) Cash received as winnings;

(b) Cash received in payment for credit extended by a licensee to a patron for purposes of gaming; and

(c) Compensation received for conducting any game, or any contest or tournament in conjunction with interactive gaming, in which the licensee is not party to a wager, less the total of all cash paid out as losses to patrons, those amounts paid to fund periodic payments and any other items made deductible as losses by NRS 463.3715. For the purposes of this section, cash or the value of noncash prizes awarded to patrons in a contest or tournament are not losses, except that losses in a contest or tournament conducted in conjunction with an inter-casino linked system may be deducted to the extent of the compensation received for the right to participate in that contest or tournament. For a full definition see Nevada Gaming Control Act, https://www.leg.state.nv.us/NRS/NRS-463.html#NRS463Sec0161

9 Nevada Gaming Control Board: Abbreviated Revenue Release, http://gaming.nv.gov/index.aspx?page=172

10 Vox: The chip shortage is getting worse, August 5, 2021, https://www.vox.com/recode/2021/8/5/22611031/chip-shortage-cars-electronics-automakers-gm-tesla-playstation-xbox

11 Semiconductor Industry Association: Global Semiconductor Sales Increase 29.7% Year-to-Year, 3.3% Month-to-Month in August, October 4, 2021, https://www.semiconductors.org/global-semiconductor-sales-increase-29-7-year-to-year-3-3-month-to-month-in-august/

5

VANECK BIOTECH ETF

PERFORMANCE COMPARISON

September 30, 2021 (unaudited)

Average Annual Total Return
	Share Price	NAV	MVBBHTR[1]	SPTR[2]
One Year	25.16%	25.13%	25.36%	30.00%
Five Year	12.36%	12.33%	12.52%	16.90%
Life*	19.87%	19.86%	20.06%	15.87%

*	Commencement of Fund: 12/20/11; First Day of Secondary Market Trading: 12/21/11.

[1]	MVIS® US Listed Biotech 25 Index (MVBBHTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of companies involved in the biotech industry.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 14 for more information.

6

VANECK DIGITAL TRANSFORMATION ETF

PERFORMANCE COMPARISON

September 30, 2021 (unaudited)

Average Annual Total Return
	Share Price	NAV	MVDAPPTR[1]	SPTR[2]
Life*	(35.26)%	(35.30)%	(35.13)%	5.03%

*	Commencement of Fund: 4/12/21; First Day of Secondary Market Trading: 4/13/21.

[1]	MVIS® Global Digital Assets Equity Index (MVDAPPTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of the global digital asset segment.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on 14 for more information.

7

VANECK ENVIRONMENTAL SERVICES ETF

PERFORMANCE COMPARISON

September 30, 2021 (unaudited)

Average Annual Total Return
	Share Price	NAV	AXENVTR[1]	SPTR[2]
One Year	43.96%	44.50%	45.33%	30.00%
Five Year	16.14%	16.13%	16.61%	16.90%
Ten Year	13.27%	13.42%	13.94%	16.63%

[1]	NYSE Arca Environmental Services Index (AXENVTR) is a rules based, modified equal dollar weighted index intended to give investors a means of tracking the overall performance of the common stocks and depositary receipts of U.S. exchange-listed companies involved in environmental services.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000 (Ten Year)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 14 for more information.

8

VANECK GAMING ETF

PERFORMANCE COMPARISON

September 30, 2021 (unaudited)

Average Annual Total Return
	Share Price	NAV	MVBJKTR[1]	SPTR[2]
One Year	24.61%	24.06%	25.29%	30.00%
Five Year	8.60%	8.59%	9.13%	16.90%
Ten Year	8.75%	8.59%	8.98%	16.63%

[1]	MVIS® Global Gaming Index (MVBJKTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of companies involved in the casino and gaming industry.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000 (Ten Year)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 14 for more information.

9

VANECK PHARMACEUTICAL ETF

PERFORMANCE COMPARISON

September 30, 2021 (unaudited)

Average Annual Total Return
	Share Price	NAV	MVPPHTR[1]	SPTR[2]
One Year	19.14%	19.10%	18.75%	30.00%
Five Year	6.79%	6.75%	6.60%	16.90%
Life*	9.80%	9.67%	9.56%	15.87%

*	Commencement of Fund: 12/20/11; First Day of Secondary Market Trading: 12/21/11.

[1]	MVIS® US Listed Pharmaceutical 25 Index (MVPPHTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of companies involved in the pharmaceutical industry.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 14 for more information.

10

VANECK RETAIL ETF

PERFORMANCE COMPARISON

September 30, 2021 (unaudited)

Average Annual Total Return
	Share Price	NAV	MVRTHTR[1]	SPTR[2]
One Year	18.22%	18.13%	18.11%	30.00%
Five Year	18.94%	18.91%	18.78%	16.90%
Life*	18.63%	18.49%	18.33%	15.87%

*	Commencement of Fund: 12/20/11; First Day of Secondary Market Trading: 12/21/11.

[1]	MVIS® US Listed Retail 25 Index (MVRTHTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of companies involved in the retail industry.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 14 for more information.

11

VANECK SEMICONDUCTOR ETF

PERFORMANCE COMPARISON

September 30, 2021 (unaudited)

Average Annual Total Return
	Share Price	NAV	MVSMHTR[1]	SPTR[2]
One Year	48.14%	47.94%	48.11%	30.00%
Five Year	31.47%	31.51%	31.51%	16.90%
Life*	26.20%	26.23%	26.18%	15.87%

*	Commencement of Fund: 12/20/11; First Day of Secondary Market Trading: 12/21/11.

[1]	MVIS® US Listed Semiconductor 25 Index (MVSMHTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of companies involved in the semiconductor industry.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 14 for more information.

12

VANECK VIDEO GAMING AND ESPORTS ETF

PERFORMANCE COMPARISON

September 30, 2021 (unaudited)

Average Annual Total Return
	Share Price	NAV	MVESPOTR[1]	SPTR[2]
One Year	5.75%	6.15%	7.35%	30.00%
Life*	28.80%	28.83%	29.92%	17.66%

*	Commencement of Fund: 10/16/18; First Day of Secondary Market Trading: 10/17/18.

[1]	The MVIS® Global Video Gaming and eSports Index (MVESPOTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of companies involved in video gaming and eSports.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 14 for more information.

13

VANECK ETFs

ABOUT FUND PERFORMANCE

(unaudited)

The price used to calculate market return (Share Price) is determined by using the closing price listed on its primary listing exchange. Since the shares of each Fund did not trade in the secondary market until after each Fund’s commencement, for the period from commencement to the first day of secondary market trading in shares of each Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for each Fund reflects temporary waivers of expenses and/or fees. Had each Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of each Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund returns reflect reinvestment of dividends and capital gains distributions. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Certain indices may take into account withholding taxes. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

The Biotech Index, Digital Transformation Index, Gaming Index, Pharmaceutical Index, Retail Index, Semiconductor Index and Video Gaming and eSports Index are published by MV Index Solutions GmbH (MVIS®), which is a wholly owned subsidiary of the Adviser, Van Eck Associates Corporation. The Environmental Services Index is published by ICE Data Indices, LLC (ICE Data).

MVIS and ICE Data are referred to herein as the “Index Providers”. The Index Providers do not sponsor, endorse, or promote the Funds and bear no liability with respect to the Funds or any security.

14

VANECK ETF TRUST

EXPLANATION OF EXPENSES

(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2021 to September 30, 2021.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Annualized Expense Ratio During Period	Expenses Paid During the Period April 1, 2021 - September 30, 2021*
Biotech ETF
Actual	$1,000.00	$1,152.90	0.35%	$1.89
Hypothetical**	$1,000.00	$1,023.31	0.35%	$1.78
Digital Transformation ETF
Actual ***	$1,000.00	$647.00	0.58%	$2.24
Hypothetical**	$1,000.00	$1,022.16	0.58%	$2.94
Environmental Services ETF
Actual	$1,000.00	$1,083.50	0.55%	$2.87
Hypothetical**	$1,000.00	$1,022.31	0.55%	$2.79
Gaming ETF
Actual	$1,000.00	$906.50	0.61%	$2.92
Hypothetical**	$1,000.00	$1,022.01	0.61%	$3.09
Pharmaceutical ETF
Actual	$1,000.00	$1,063.70	0.35%	$1.81
Hypothetical**	$1,000.00	$1,023.31	0.35%	$1.78
Retail ETF
Actual	$1,000.00	$1,058.90	0.35%	$1.81
Hypothetical**	$1,000.00	$1,023.31	0.35%	$1.78
Semiconductor ETF
Actual	$1,000.00	$1,053.10	0.35%	$1.80
Hypothetical**	$1,000.00	$1,023.31	0.35%	$1.78
15

VANECK ETF TRUST

EXPLANATION OF EXPENSES

(unaudited) (continued)

	Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Annualized Expense Ratio During Period	Expenses Paid During the Period April 1, 2021 - September 30, 2021*
Video Gaming and eSports ETF
Actual	$1,000.00	$954.20	0.57%	$2.79
Hypothetical**	$1,000.00	$1,022.21	0.57%	$2.89

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended September 30, 2021), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).
**	Assumes annual return of 5% before expenses
***	Expenses are equal to the Fund’s annualized expense ratio (for the period from April 13, 2021 (commencement of operations) to September 30, 2021) multiplied by the average account value over the period, multiplied by the number of days since the commencement of operations divided by the number of days in the fiscal year.
16

VANECK BIOTECH ETF

SCHEDULE OF INVESTMENTS

September 30, 2021

	Number of Shares	Value
COMMON STOCKS: 99.9%
China: 3.3%
BeiGene Ltd. (ADR) *	52,822	$19,174,386
Germany: 3.9%
BioNTech SE (ADR) *	84,828	23,157,196
Ireland: 4.9%
ICON Plc (USD) *	109,770	28,761,935
Switzerland: 1.7%
CRISPR Therapeutics AG (USD) * †	87,917	9,840,550
United States: 86.1%
10X Genomics, Inc. *	64,782	9,430,964
Alnylam Pharmaceuticals, Inc. *	92,701	17,502,876
Amgen, Inc.	228,255	48,538,426
Biogen, Inc. *	98,560	27,891,494
BioMarin Pharmaceutical, Inc. *	148,975	11,514,278
Bio-Techne Corp.	48,899	23,694,988
Charles River Laboratories International, Inc. *	60,602	25,008,627
	Number of Shares	Value
United States (continued)
Exact Sciences Corp. * †	195,593	$18,669,352
Gilead Sciences, Inc.	468,984	32,758,532
Guardant Health, Inc. *	131,690	16,462,567
Illumina, Inc. *	68,448	27,763,193
Incyte Corp. *	168,665	11,600,779
Intellia Therapeutics, Inc. *	66,874	8,971,147
IQVIA Holdings, Inc. *	121,003	28,985,059
Moderna, Inc. *	175,770	67,646,842
Natera, Inc. *	117,348	13,077,261
Novavax, Inc. *	93,200	19,321,292
QIAGEN NV * †	293,518	15,169,010
Regeneron Pharmaceuticals, Inc. *	47,359	28,660,720
Seagen, Inc. *	150,779	25,602,274
Vertex Pharmaceuticals, Inc. *	165,604	30,038,910
		508,308,591
Total Common Stocks (Cost: $507,260,247)		589,242,658
Total Investments: 99.9% (Cost: $507,260,247)		589,242,658
Other assets less liabilities: 0.1%		877,755
NET ASSETS: 100.0%		$590,120,413

Definitions:

ADR	American Depositary Receipt
USD	United States Dollar

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $24,961,286.

Summary of Investments by Sector	% of Investments	Value
Biotechnology	70.3%	$413,966,315
Health Care Services	2.8	16,462,567
Life Sciences Tools & Services	26.9	158,813,776
	100.0%	$589,242,658

The summary of inputs used to value the Fund’s investments as of September 30, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks *	$589,242,658	$—	$—	$589,242,658

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

17

VANECK DIGITAL TRANSFORMATION ETF

SCHEDULE OF INVESTMENTS

September 30, 2021

	Number of Shares	Value
COMMON STOCKS: 99.9%
Canada: 13.7%
Bitfarms Ltd. (USD) *	412,765	$1,754,251
DMG Blockchain Solutions, Inc. *	623,956	453,124
Hive Blockchain Technologies Ltd. (USD) * †	766,010	2,045,247
Hut 8 Mining Corp. (USD) *	238,397	2,002,535
		6,255,157
China: 7.8%
BC Technology Group Ltd. (HKD) # *	556,000	876,079
Canaan, Inc. (ADR) * †	287,833	1,758,660
Ebang International Holdings, Inc. (USD) *	489,798	930,616
		3,565,355
Germany: 5.3%
Northern Data AG * †	27,995	2,404,160
Hong Kong: 5.4%
BIT Mining Ltd. (ADR) *	208,774	1,705,684
Diginex Ltd. (USD) *	131,477	425,985
Huobi Technology Holdings Ltd. # *	349,500	357,795
		2,489,464
Jersey, Channel Islands: 1.4%
Coinshares International Ltd. (SEK) # * †	82,136	629,102
United Kingdom: 4.4%
Argo Blockchain Plc # * †	1,285,664	2,005,536
United States: 61.9%
Bit Digital, Inc. * †	151,732	1,097,022
	Number of Shares	Value
United States (continued)
Cipher Mining, Inc. * †	102,815	$1,063,107
Cleanspark, Inc. *	126,572	1,466,969
Coinbase Global, Inc. *	16,766	3,813,930
Galaxy Digital Holdings Ltd. (CAD) * †	115,966	1,889,362
GreenBox POS *	75,430	625,315
Marathon Digital Holdings, Inc. *	101,579	3,207,865
MicroStrategy, Inc. *	5,508	3,185,827
Riot Blockchain, Inc. *	106,854	2,746,148
Silvergate Capital Corp. *	26,716	3,085,698
Square, Inc. *	16,995	4,076,081
Voyager Digital Ltd. (CAD) * †	195,954	1,972,146
		28,229,470
Total Common Stocks (Cost: $54,684,650)		45,578,244

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 10.9% (Cost: $4,964,972)
Money Market Fund: 10.9%
State Street Navigator Securities Lending Government Money Market Portfolio	4,964,972	4,964,972
Total Investments: 110.8% (Cost: $59,649,622)		50,543,216
Liabilities in excess of other assets: (10.8)%		(4,926,714)
NET ASSETS: 100.0%		$45,616,502

Definitions:

ADR	American Depositary Receipt
CAD	Canadian Dollar
HKD	Hong Kong Dollar
SEK	Swedish Krona
USD	United States Dollar

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $7,998,120.
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $3,868,512 which represents 8.5% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Financials	23.5%	$10,720,156
Information Technology	76.5	34,858,088
	100.0%	$45,578,244

See Notes to Financial Statements

18

The summary of inputs used to value the Fund’s investments as of September 30, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Canada	$6,255,157	$—	$—	$6,255,157
China	2,689,276	876,079	—	3,565,355
Germany	2,404,160	—	—	2,404,160
Hong Kong	2,131,669	357,795	—	2,489,464
Jersey, Channel Islands	—	629,102	—	629,102
United Kingdom	—	2,005,536	—	2,005,536
United States	28,229,470	—	—	28,229,470
Money Market Fund	4,964,972	—	—	4,964,972
Total Investments	$46,674,704	$3,868,512	$—	$50,543,216

See Notes to Financial Statements

19

VANECK ENVIRONMENTAL SERVICES ETF

SCHEDULE OF INVESTMENTS

September 30, 2021

	Number of Shares	Value
COMMON STOCKS: 99.9%
Canada: 5.4%
GFL Environmental, Inc. (USD) †	58,036	$2,156,037
Loop Industries, Inc. (USD) * †	128,311	1,466,595
		3,622,632
United States: 94.5%
ABM Industries, Inc.	46,964	2,113,850
Advanced Emissions Solutions, Inc. *	207,817	1,327,951
Casella Waste Systems, Inc. *	28,221	2,143,103
Clean Harbors, Inc. *	21,381	2,220,845
Covanta Holding Corp.	105,278	2,118,193
Darling Ingredients, Inc. *	28,056	2,017,226
Donaldson Co., Inc.	35,122	2,016,354
Ecolab, Inc.	31,029	6,473,270
Energy Recovery, Inc. * †	108,738	2,069,284
Evoqua Water Technologies Corp. *	55,743	2,093,707
Heritage-Crystal Clean, Inc. *	48,496	1,405,414
Montrose Environmental Group, Inc. *	35,768	2,208,316
PureCycle Technologies, Inc. * †	163,865	2,176,127
Republic Services, Inc.	54,884	6,589,373
Schnitzer Steel Industries, Inc.	51,650	2,262,787
	Number of Shares	Value
United States (continued)
Sharps Compliance Corp. *	155,922	$1,289,475
Stericycle, Inc. *	31,222	2,122,159
STERIS Plc	9,843	2,010,728
Tennant Co.	29,441	2,177,162
Tetra Tech, Inc.	14,629	2,184,695
US Ecology, Inc. *	39,434	1,275,690
Waste Connections, Inc.	53,049	6,680,461
Waste Management, Inc.	44,373	6,627,551
		63,603,721
Total Common Stocks (Cost: $58,120,603)		67,226,353

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 1.8% (Cost: $1,227,822)
Money Market Fund: 1.8%
State Street Navigator Securities Lending Government Money Market Portfolio	1,227,822	1,227,822
Total Investments: 101.7% (Cost: $59,348,425)		68,454,175
Liabilities in excess of other assets: (1.7)%		(1,160,626)
NET ASSETS: 100.0%		$67,293,549

Definitions:
USD	United States Dollar

Footnotes:
†	Security fully or partially on loan. Total market value of securities on loan is $3,719,858.
*	Non-income producing

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Consumer Staples	3.0%	$2,017,227
Health Care	4.9	3,300,203
Industrials	71.7	48,202,194
Materials	20.4	13,706,729
	100.0%	$67,226,353

The summary of inputs used to value the Fund’s investments as of September 30, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks *	$67,226,353	$—	$—	$67,226,353
Money Market Fund	1,227,822	—	—	1,227,822
Total Investments	$68,454,175	$—	$—	$68,454,175

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

20

VANECK GAMING ETF

SCHEDULE OF INVESTMENTS

September 30, 2021

	Number of Shares	Value
COMMON STOCKS: 99.9%
Australia: 11.7%
Aristocrat Leisure Ltd. #	241,427	$8,022,362
Crown Resorts Ltd. # *	164,339	1,124,023
Star Entertainment Group Ltd. # *	456,952	1,450,195
Tabcorp Holdings Ltd. #	958,509	3,327,660
		13,924,240
Cambodia: 0.6%
NagaCorp Ltd. (HKD) #	842,000	718,357
France: 2.3%
La Francaise des Jeux SAEM 144A #	53,564	2,755,536
Greece: 1.4%
OPAP SA #	104,956	1,624,600
Hong Kong: 0.9%
Melco International
Development Ltd. # *	229,000	269,761
Melco Resorts & Entertainment Ltd. (ADR) *	82,720	847,053
		1,116,814
Ireland: 7.7%
Flutter Entertainment Plc # *	45,735	9,075,404
Italy: 1.2%
International Game Technology Plc (USD) * †	55,330	1,456,286
Japan: 1.0%
Heiwa Corp. # †	30,100	562,068
Sankyo Co. Ltd. #	23,279	577,254
		1,139,322
Macao: 5.1%
Galaxy Entertainment Group Ltd. (HKD) # *	1,030,240	5,286,193
SJM Holdings Ltd. (HKD) # * †	1,134,000	770,752
		6,056,945
Malaysia: 3.5%
Genting Bhd	1,183,700	1,425,020
Genting Malaysia Bhd #	1,554,898	1,110,802
Genting Singapore Ltd. (SGD) #	3,058,100	1,612,621
		4,148,443
Malta: 1.5%
Kindred Group Plc (SDR) #	115,421	1,732,011
	Number of Shares	Value
New Zealand: 0.6%
SkyCity Entertainment Group Ltd. #	303,389	$669,595
South Korea: 1.4%
Kangwon Land, Inc. # *	68,074	1,635,604
Sweden: 7.7%
Evolution AB 144A #	60,069	9,102,886
United Kingdom: 6.0%
Entain Plc # *	223,159	6,378,274
Playtech Plc *	114,002	721,229
		7,099,503
United States: 47.3%
Boyd Gaming Corp. *	28,446	1,799,494
Caesars Entertainment, Inc. *	55,295	6,208,523
Churchill Downs, Inc.	12,672	3,042,294
DraftKings, Inc. * †	164,209	7,908,306
Gaming and Leisure Properties, Inc.	78,343	3,628,848
Las Vegas Sands Corp. *	177,672	6,502,795
MGM China Holdings Ltd. (HKD) # *	100	62
MGM Growth Properties LLC	58,294	2,232,660
MGM Resorts International	153,293	6,614,593
Penn National Gaming, Inc. *	42,279	3,063,536
Sands China Ltd. (HKD) # *	1,309,600	2,680,098
Scientific Games Corp. *	34,302	2,849,467
Skillz, Inc. * †	124,332	1,220,940
VICI Properties, Inc. †	165,091	4,690,235
Wynn Macau Ltd. (HKD) # * †	561,600	472,584
Wynn Resorts Ltd. * †	36,182	3,066,425
		55,980,860
Total Common Stocks (Cost: $117,538,290)		118,236,406

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 1.0% (Cost: $1,210,699)
Money Market Fund: 1.0%
State Street Navigator Securities Lending Government Money Market Portfolio	1,210,699	1,210,699
Total Investments: 100.9% (Cost: $118,748,989)		119,447,105
Liabilities in excess of other assets: (0.9)%		(1,057,702)
NET ASSETS: 100.0%		$118,389,403

Definitions:
ADR	American Depositary Receipt
HKD	Hong Kong Dollar
SDR	Swedish Depositary Receipt
SGD	Singapore Dollar
USD	United States Dollar

See Notes to Financial Statements

21

VANECK GAMING ETF

SCHEDULE OF INVESTMENTS

(continued)

Footnotes:
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $60,958,702 which represents 51.5% of net assets.
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $19,046,196.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted $11,858,422, or 10.0% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Communication Services	1.0%	$1,220,940
Consumer Discretionary	90.1	106,463,723
Real Estate	8.9	10,551,743
	100.0%	$118,236,406

The summary of inputs used to value the Fund’s investments as of September 30, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$13,924,240	$—	$13,924,240
Cambodia	—	718,357	—	718,357
France	—	2,755,536	—	2,755,536
Greece	—	1,624,600	—	1,624,600
Hong Kong	847,053	269,761	—	1,116,814
Ireland	—	9,075,404	—	9,075,404
Italy	1,456,286	—	—	1,456,286
Japan	—	1,139,322	—	1,139,322
Macao	—	6,056,945	—	6,056,945
Malaysia	1,425,020	2,723,423	—	4,148,443
Malta	—	1,732,011	—	1,732,011
New Zealand	—	669,595	—	669,595
South Korea	—	1,635,604	—	1,635,604
Sweden	—	9,102,886	—	9,102,886
United Kingdom	721,229	6,378,274	—	7,099,503
United States	52,828,116	3,152,744	—	55,980,860
Money Market Fund	1,210,699	—	—	1,210,699
Total Investments	$58,488,403	$60,958,702	$—	$119,447,105

See Notes to Financial Statements

22

VANECK PHARMACEUTICAL ETF

SCHEDULE OF INVESTMENTS

September 30, 2021

	Number of Shares	Value
COMMON STOCKS: 99.7%
Denmark: 5.0%
Novo Nordisk A/S (ADR)	165,036	$15,845,106
France: 5.0%
Sanofi SA (ADR)	331,587	15,985,809
Ireland: 0.7%
Amarin Corp. Plc (ADR) * †	477,546	2,435,485
Israel: 3.8%
Teva Pharmaceutical Industries Ltd. (ADR) *	1,260,713	12,279,345
Japan: 4.5%
Takeda Pharmaceutical Co. Ltd. (ADR) †	872,651	14,294,023
Switzerland: 4.9%
Novartis AG (ADR)	189,781	15,520,290
United Kingdom: 9.9%
AstraZeneca Plc (ADR)	291,206	17,489,832
GlaxoSmithKline Plc (ADR) †	369,132	14,104,534
		31,594,366
United States: 65.9%
AbbVie, Inc.	150,590	16,244,143
AmerisourceBergen Corp.	120,322	14,372,463
Bausch Health Cos, Inc. *	340,243	9,475,768
Bristol-Myers Squibb Co.	255,994	15,147,165
Catalent, Inc. *	105,074	13,982,197
	Number of Shares	Value
United States (continued)
Elanco Animal Health, Inc. *	356,377	$11,364,863
Eli Lilly & Co.	65,214	15,067,695
Jazz Pharmaceuticals Plc *	58,779	7,653,614
Johnson & Johnson	96,679	15,613,659
McKesson Corp.	72,548	14,464,620
Merck & Co., Inc.	220,530	16,564,008
Organon & Co.	293,122	9,611,470
Patterson Companies, Inc.	59,361	1,789,141
Perrigo Co. Plc	118,111	5,590,194
Pfizer, Inc.	357,324	15,368,505
Viatris, Inc.	1,027,988	13,929,237
Zoetis, Inc.	71,453	13,871,885
		210,110,627
Total Common Stocks (Cost: $325,749,670)		318,065,051

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 5.4% (Cost: $17,187,701)
Money Market Fund: 5.4%
State Street Navigator Securities Lending Government Money Market Portfolio	17,187,701	17,187,701
Total Investments: 105.1% (Cost: $342,937,371)		335,252,752
Liabilities in excess of other assets: (5.1)%		(16,314,385)
NET ASSETS: 100.0%		$318,938,367

Definitions:
ADR	American Depositary Receipt

Footnotes:
†	Security fully or partially on loan. Total market value of securities on loan is $21,722,584.
*	Non-income producing

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Biotechnology	5.9%	$18,679,628
Health Care Distributors	9.6	30,626,224
Pharmaceuticals	84.5	268,759,199
	100.0%	$318,065,051

The summary of inputs used to value the Fund’s investments as of September 30, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks *	$318,065,051	$—	$—	$318,065,051
Money Market Fund	17,187,701	—	—	17,187,701
Total Investments	$335,252,752	$—	$—	$335,252,752

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

23

VANECK RETAIL ETF

SCHEDULE OF INVESTMENTS

September 30, 2021

	Number of Shares	Value
COMMON STOCKS: 100.0%
China: 4.1%
JD.com, Inc. (ADR) *	137,051	$9,900,564
United States: 95.9%
Amazon.com, Inc. *	14,122	46,391,335
AmerisourceBergen Corp.	28,177	3,365,743
AutoZone, Inc. *	4,161	7,065,336
Bath & Body Works, Inc.	34,027	2,144,722
Best Buy Co., Inc.	36,182	3,824,799
Cardinal Health, Inc.	48,065	2,377,295
Costco Wholesale Corp.	26,725	12,008,879
CVS Health Corp.	129,914	11,024,502
Dollar General Corp.	36,464	7,735,473
Dollar Tree, Inc. *	41,354	3,958,405
Lowe’s Companies, Inc.	60,979	12,370,200
Lululemon Athletica, Inc. *	15,467	6,259,495
McKesson Corp.	28,442	5,670,766
O’Reilly Automotive, Inc. *	13,471	8,231,589
Ross Stores, Inc.	57,988	6,311,994
Sysco Corp.	92,981	7,299,009
Target Corp.	45,514	10,412,238
The Gap, Inc.	63,966	1,452,028
	Number of Shares	Value
United States (continued)
The Home Depot, Inc.	112,604	$36,963,389
The Kroger Co.	128,806	5,207,627
The TJX Companies, Inc.	160,428	10,585,039
Walgreens Boots Alliance, Inc.	115,307	5,425,194
Walmart, Inc.	84,401	11,763,811
Wayfair, Inc. * †	7,645	1,953,374
		229,802,242
Total Common Stocks (Cost: $243,244,076)		239,702,806

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 0.1% (Cost: $293,092)
Money Market Fund: 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio	293,092	293,092
Total Investments: 100.1% (Cost: $243,537,168)		239,995,898
Liabilities in excess of other assets: (0.1)%		(321,006)
NET ASSETS: 100.0%		$239,674,892

Definitions:
ADR	American Depositary Receipt

Footnotes:
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $1,855,514.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Consumer Discretionary	73.2%	$175,559,981
Consumer Staples	17.4	41,704,520
Health Care	9.4	22,438,305
	100.0%	$239,702,806

The summary of inputs used to value the Fund’s investments as of September 30, 2021 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks *	$239,702,806	$—	$—	$239,702,806
Money Market Fund	293,092	—	—	293,092
Total Investments	$239,995,898	$—	$—	$239,995,898

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

24

VANECK SEMICONDUCTOR ETF

SCHEDULE OF INVESTMENTS

September 30, 2021

	Number of Shares	Value
COMMON STOCKS: 99.8%
Netherlands: 9.6%
ASML Holding N.V. (USD)	538,867	$401,515,190
NXP Semiconductors N.V. (USD)	871,339	170,669,170
		572,184,360
Switzerland: 1.9%
STMicroelectronics N.V. (USD) †	2,533,870	110,552,748
Taiwan: 15.5%
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	8,253,872	921,544,809
United States: 72.8%
Advanced Micro Devices, Inc. *	2,648,492	272,529,827
Analog Devices, Inc.	1,698,144	284,405,157
Applied Materials, Inc.	2,105,354	271,022,220
Broadcom, Inc.	568,770	275,813,636
Cadence Design Systems, Inc. *	804,626	121,852,562
Intel Corp.	5,832,259	310,742,760
KLA Corp.	450,458	150,682,706
Lam Research Corp.	460,526	262,108,373
Marvell Technology, Inc.	2,324,878	140,213,392
Microchip Technology, Inc.	808,196	124,050,004
Micron Technology, Inc.	3,890,835	276,171,468
NVIDIA Corp.	3,216,957	666,424,812
ON Semiconductor Corp. *	1,241,352	56,816,681
	Number of Shares	Value
United States (continued)
Qorvo, Inc. *	384,226	$64,238,745
Qualcomm, Inc.	2,192,221	282,752,665
Skyworks Solutions, Inc.	556,625	91,720,668
Synopsys, Inc. *	475,468	142,359,874
Teradyne, Inc.	556,049	60,703,869
Texas Instruments, Inc.	1,654,840	318,076,796
Universal Display Corp.	154,846	26,472,472
Xilinx, Inc.	838,972	126,676,382
		4,325,835,069
Total Common Stocks (Cost: $6,083,422,970)		5,930,116,986

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 1.5% (Cost: $86,922,750)
Money Market Fund: 1.5%
State Street Navigator Securities Lending Government Money Market Portfolio	86,922,750	86,922,750
Total Investments: 101.3% (Cost: $6,170,345,720)		6,017,039,736
Liabilities in excess of other assets: (1.3)%		(79,428,729)
NET ASSETS: 100.0%		$5,937,611,007

Definitions:
ADR	American Depositary Receipt
USD	United States Dollar

Footnotes:
†	Security fully or partially on loan. Total market value of securities on loan is $87,531,989.
*	Non-income producing

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Application Software	4.5%	$264,212,435
Semiconductor Equipment	19.3	1,146,032,359
Semiconductors	76.2	4,519,872,192
	100.0%	$5,930,116,986

The summary of inputs used to value the Fund’s investments as of September 30, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks *	$5,930,116,986	$—	$—	$5,930,116,986
Money Market Fund	86,922,750	—	—	86,922,750
Total Investments	$6,017,039,736	$—	$—	$6,017,039,736

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

25

VANECK VIDEO GAMING AND ESPORTS ETF

SCHEDULE OF INVESTMENTS

September 30, 2021

	Number of Shares	Value
COMMON STOCKS: 100.0%
China: 17.9%
Bilibili, Inc. (ADR) * †	359,097	$23,761,449
Kingsoft Corp. Ltd. (HKD) #	2,163,000	8,611,723
NetEase, Inc. (ADR)	377,108	32,205,023
Tencent Holdings Ltd. (HKD) #	812,000	48,475,358
		113,053,553
France: 2.7%
Ubisoft Entertainment SA # *	285,408	17,099,717
Japan: 20.4%
Bandai Namco Holdings, Inc. #	403,400	30,250,555
Capcom Co. Ltd. #	514,000	14,246,223
Konami Holdings Corp. # †	255,500	15,974,350
Nexon Co. Ltd. #	1,361,300	21,794,782
Nintendo Co. Ltd. #	83,000	39,564,719
Square Enix Holdings Co. Ltd. #	125,300	6,679,947
		128,510,576
Poland: 1.6%
CD Projekt SA # †	205,787	9,937,283
South Korea: 4.2%
NCSoft Corp. #	40,363	20,446,024
Netmarble Corp. 144A #	62,710	6,189,947
		26,635,971
Sweden: 2.8%
Embracer Group AB # * †	1,390,342	13,331,512
Stillfront Group AB # * †	672,297	4,236,458
		17,567,970
Taiwan: 8.1%
Micro-Star International Co. Ltd. #	2,170,000	10,008,413
	Number of Shares	Value
Taiwan (continued)
Sea Ltd. (ADR) *	129,448	$41,258,961
		51,267,374
United States: 42.3%
Activision Blizzard, Inc.	469,015	36,297,071
Advanced Micro Devices, Inc. *	451,421	46,451,221
Electronic Arts, Inc.	213,814	30,415,041
NVIDIA Corp.	245,195	50,794,596
Roblox Corp. * †	368,943	27,873,644
Take-Two Interactive Software, Inc. *	193,230	29,770,946
Unity Software, Inc. * †	230,582	29,110,977
Zynga, Inc. *	2,134,909	16,075,865
		266,789,361
Total Common Stocks (Cost: $579,029,696)		630,861,805

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 1.5% (Cost: $9,305,364)
Money Market Fund: 1.5%
State Street Navigator Securities Lending Government Money Market Portfolio	9,305,364	9,305,364
Total Investments: 101.5% (Cost: $588,335,060)		640,167,169
Liabilities in excess of other assets: (1.5)%		(9,166,896)
NET ASSETS: 100.0%		$631,000,273

Definitions:
ADR	American Depositary Receipt
HKD	Hong Kong Dollar

Footnotes:
†	Security fully or partially on loan. Total market value of securities on loan is $46,566,368.
*	Non-income producing
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $266,847,011 which represents 42.3% of net assets.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted $6,189,947, or 1.0% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Communication Services	73.6%	$464,246,042
Consumer Discretionary	4.8	30,250,555
Information Technology	21.6	136,365,208
	100.0%	$630,861,805

See Notes to Financial Statements

26

The summary of inputs used to value the Fund’s investments as of September 30, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
China	$55,966,472	$57,087,081	$—	$113,053,553
France	—	17,099,717	—	17,099,717
Japan	—	128,510,576	—	128,510,576
Poland	—	9,937,283	—	9,937,283
South Korea	—	26,635,971	—	26,635,971
Sweden	—	17,567,970	—	17,567,970
Taiwan	41,258,961	10,008,413	—	51,267,374
United States	266,789,361	—	—	266,789,361
Money Market Fund	9,305,364	—	—	9,305,364
Total Investments	$373,320,158	$266,847,011	$—	$640,167,169

See Notes to Financial Statements

27

VANECK ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2021

	Biotech ETF	Digital Transformation ETF	Environmental Services ETF	Gaming ETF
Assets:
Investments, at value (1)
Unaffiliated issuers (2)	$589,242,658	$45,578,244	$67,226,353	$118,236,406
Short-term investments held as collateral for securities loaned (3)	—	4,964,972	1,227,822	1,210,699
Cash	1,186,817	1,143,669	121,420	158,021
Receivables:
Investment securities sold	—	—	8,189,958	—
Shares of beneficial interest sold	5,042,409	—	4,427,492	658
Dividends and interest	10,357	54,261	45,575	128,503
Prepaid expenses	—	—	2,100	3,150
Total assets	595,482,241	51,741,146	81,240,720	119,737,437
Liabilities:
Payables:
Investment securities purchased	5,042,503	1,137,857	8,253,745	—
Shares of beneficial interest redeemed	—	—	4,362,412	—
Collateral for securities loaned	—	4,964,972	1,227,822	1,210,699
Due to Adviser	170,847	21,815	31,403	52,078
Deferred Trustee fees	64,926	—	3,589	8,813
Accrued expenses	83,552	—	68,200	76,444
Total liabilities	5,361,828	6,124,644	13,947,171	1,348,034
NET ASSETS	$590,120,413	$45,616,502	$67,293,549	$118,389,403
Shares outstanding	2,921,503	2,000,000	470,000	2,450,000
Net asset value, redemption and offering price per share	$201.99	$22.81	$143.18	$48.32
Net Assets consist of:
Aggregate paid in capital	$615,599,336	$57,095,368	$71,567,242	$132,017,344
Total distributable earnings (loss)	(25,478,923)	(11,478,866)	(4,273,693)	(13,627,941)
NET ASSETS	$590,120,413	$45,616,502	$67,293,549	$118,389,403
(1) Value of securities on loan	$24,961,286	$7,998,120	$3,719,858	$19,046,196
(2) Cost of investments - Unaffiliated issuers	$507,260,247	$54,684,650	$58,120,603	$117,538,290
(3) Cost of short-term investments held as collateral for securities loaned	$—	$4,964,972	$1,227,822	$1,210,699

See Notes to Financial Statements

28

VANECK ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2021

	Pharmaceutical ETF	Retail ETF	Semiconductor ETF	Video Gaming and eSports ETF
Assets:
Investments, at value (1)
Unaffiliated issuers (2)	$318,065,051	$239,702,806	$5,930,116,986	$630,861,805
Short-term investments held as collateral for securities loaned (3)	17,187,701	293,092	86,922,750	9,305,364
Cash	167,317	7,850	5,025,946	105,930
Cash denominated in foreign currency, at value (4)	—	—	—	5,403,302
Receivables:
Investment securities sold	—	—	179,426,084	362,254
Shares of beneficial interest sold	3,666,229	—	217,872,871	601
Dividends and interest	911,461	101,803	4,267,379	253,044
Prepaid expenses	—	—	—	5,250
Total assets	339,997,759	240,105,551	6,423,632,016	646,297,550
Liabilities:
Payables:
Investment securities purchased	3,666,457	—	217,866,158	5,584,531
Shares of beneficial interest redeemed	—	—	179,430,840	—
Collateral for securities loaned	17,187,701	293,092	86,922,750	9,305,364
Due to Adviser	101,322	55,887	1,500,685	282,575
Deferred Trustee fees	36,037	10,259	97,454	9,660
Accrued expenses	67,875	71,421	203,122	115,147
Total liabilities	21,059,392	430,659	486,021,009	15,297,277
NET ASSETS	$318,938,367	$239,674,892	$5,937,611,007	$631,000,273
Shares outstanding	4,388,138	1,371,531	23,170,937	9,700,000
Net asset value, redemption and offering price per share	$72.68	$174.75	$256.25	$65.05
Net Assets consist of:
Aggregate paid in capital	$413,099,809	$253,485,607	$6,185,336,815	$559,469,711
Total distributable earnings (loss)	(94,161,442)	(13,810,715)	(247,725,808)	71,530,562
NET ASSETS	$318,938,367	$239,674,892	$5,937,611,007	$631,000,273
(1) Value of securities on loan	$21,722,584	$1,855,514	$87,531,989	$46,566,368
(2) Cost of investments - Unaffiliated issuers	$325,749,670	$243,244,076	$6,083,422,970	$579,029,696
(3) Cost of short-term investments held as collateral for securities loaned	$17,187,701	$293,092	$86,922,750	$9,305,364
(4) Cost of cash denominated in foreign currency	$—	$—	$—	$5,466,241

See Notes to Financial Statements

29

VANECK ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2021

	Biotech ETF	Digital Transformation ETF (a)	Environmental Services ETF	Gaming ETF
Income:
Dividends	$3,012,996	$15,969	$376,963	$1,069,642
Interest	—	—	50	255
Securities lending income	47,903	83,172	40,788	60,281
Foreign taxes withheld	—	(3,249)	(5,732)	(23,428)
Total income	3,060,899	95,892	412,069	1,106,750
Expenses:
Management fees	1,851,610	92,680	251,107	584,280
Professional fees	53,468	—	50,642	52,348
Custody and accounting fees	36,116	—	30,829	56,474
Reports to shareholders	32,675	—	11,331	24,786
IOPV fees	1,192	—	—	1,509
Trustees’ fees and expenses	4,575	—	652	619
Registration fees	4,001	—	5,705	393
Insurance	15,838	—	2,201	2,513
Interest	10,792	290	475	2,653
Other	4,992	—	2,128	5,022
Total expenses	2,015,259	92,970	355,070	730,597
Waiver of management fees	(154,118)	—	(78,229)	—
Net expenses	1,861,141	92,970	276,841	730,597
Net investment income	1,199,758	2,922	135,228	376,153
Net realized gain (loss) on:
Investments	(24,416,406)	(2,364,313)	(155,063)	(886,045)
In-kind redemptions	103,683,050	65,835	8,380,048	12,931,064
Foreign currency transactions and foreign denominated assets and liabilities	—	(18,165)	(23)	(972)
Net realized gain (loss)	79,266,644	(2,316,643)	8,224,962	12,044,047
Net change in unrealized appreciation (depreciation) on:
Investments	36,737,909	(9,106,406)	6,390,584	(2,949,714)
Foreign currency transactions and foreign denominated assets and liabilities	—	—	—	(560)
Net change in unrealized appreciation (depreciation)	36,737,909	(9,106,406)	6,390,584	(2,950,274)
Net Increase (Decrease) in Net Assets Resulting from Operations	$117,204,311	$(11,420,127)	$14,750,774	$9,469,926

(a)	For the period April 13, 2021 (commencement of operations) through September 30, 2021.

See Notes to Financial Statements

30

VANECK ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2021

	Pharmaceutical ETF	Retail ETF	Semiconductor ETF	Video Gaming and eSports ETF
Income:
Dividends	$5,700,146	$2,739,929	$54,596,802	$4,826,056
Interest	56	77	1,013	260
Securities lending income	63,193	2,302	155,164	201,732
Foreign taxes withheld	(147,132)	—	(2,970,022)	(484,235)
Total income	5,616,263	2,742,308	51,782,957	4,543,813
Expenses:
Management fees	891,904	754,573	16,978,049	3,743,207
Professional fees	55,293	53,339	58,253	56,570
Custody and accounting fees	33,339	35,931	16,678	109,763
Reports to shareholders	17,084	27,964	311,785	115,377
IOPV fees	1,331	1,243	1,228	1,045
Trustees’ fees and expenses	3,027	2,690	105,774	10,936
Registration fees	8,095	8,564	60,601	40,006
Insurance	9,301	7,400	51,573	6,442
Interest	7,745	766	26,142	9,590
Other	3,312	2,865	37,548	9,386
Total expenses	1,030,431	895,335	17,647,631	4,102,322
Waiver of management fees	(131,784)	(140,149)	(629,776)	—
Net expenses	898,647	755,186	17,017,855	4,102,322
Net investment income	4,717,616	1,987,122	34,765,102	441,491
Net realized gain (loss) on:
Investments	(18,293,702)	(1,818,601)	(44,455,745)	22,646,579
In-kind redemptions	34,382,583	56,606,575	1,705,736,191	75,126,692
Foreign currency transactions and foreign denominated assets and liabilities	—	—	—	(23,520)
Net realized gain	16,088,881	54,787,974	1,661,280,446	97,749,751
Net change in unrealized appreciation (depreciation) on:
Investments	20,215,746	(23,437,570)	(254,053,014)	(77,263,466)
Foreign currency transactions and foreign denominated assets and liabilities	—	—	—	6,279
Net change in unrealized appreciation (depreciation)	20,215,746	(23,437,570)	(254,053,014)	(77,257,187)
Net Increase in Net Assets Resulting from Operations	$41,022,243	$33,337,526	$1,441,992,534	$20,934,055

See Notes to Financial Statements

31

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Biotech ETF		Digital Transformation ETF
	Year Ended September 30, 2021	Year Ended September 30, 2020	Period Ended September 30, 2021 (a)

Operations:
Net investment income	$1,199,758	$1,628,771	$2,922
Net realized gain (loss)	79,266,644	3,573,293	(2,316,643)
Net change in unrealized appreciation (depreciation)	36,737,909	111,943,737	(9,106,406)
Net increase (decrease) in net assets resulting from operations	117,204,311	117,145,801	(11,420,127)
Distributions to shareholders from:
Distributable earnings	(1,699,994)	(1,250,208)	—

Share transactions**:
Proceeds from sale of shares	219,670,586	195,549,299	58,233,162
Cost of shares redeemed	(230,504,701)	(144,293,768)	(1,196,533)
Increase (decrease) in net assets resulting from share transactions	(10,834,115)	51,255,531	57,036,629
Total increase in net assets	104,670,202	167,151,124	45,616,502
Net Assets, beginning of period	485,450,211	318,299,087	—
Net Assets, end of period	$590,120,413	$485,450,211	$45,616,502
**Shares of Common Stock Issued (no par value)
Shares sold	1,150,000	1,275,000	2,050,000
Shares redeemed	(1,225,000)	(975,000)	(50,000)
Net increase (decrease)	(75,000)	300,000	2,000,000

(a)	For the period April 13, 2021 (commencement of operations) through September 30, 2021.

See Notes to Financial Statements

32

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Environmental Services ETF		Gaming ETF
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020

Operations:
Net investment income	$135,228	$159,675	$376,153	$467,263
Net realized gain (loss)	8,224,962	(1,782,863)	12,044,047	(1,364,835)
Net change in unrealized appreciation (depreciation)	6,390,584	239,751	(2,950,274)	8,615,747
Net increase (decrease) in net assets resulting from operations	14,750,774	(1,383,437)	9,469,926	7,718,175
Distributions to shareholders from:
Distributable earnings	(124,993)	(165,025)	(349,965)	(800,020)

Share transactions**:
Proceeds from sale of shares	40,559,653	12,786,779	90,865,077	33,435,454
Cost of shares redeemed	(18,707,729)	(16,911,063)	(36,388,492)	(9,359,864)
Increase (decrease) in net assets resulting from share transactions	21,851,924	(4,124,284)	54,476,585	24,075,590
Total increase (decrease) in net assets	36,477,705	(5,672,746)	63,596,546	30,993,745
Net Assets, beginning of year	30,815,844	36,488,590	54,792,857	23,799,112
Net Assets, end of year	$67,293,549	$30,815,844	$118,389,403	$54,792,857
**Shares of Common Stock Issued (no par value)
Shares sold	300,000	130,000	1,775,000	1,000,000
Shares redeemed	(140,000)	(170,000)	(725,000)	(250,000)
Net increase (decrease)	160,000	(40,000)	1,050,000	750,000

See Notes to Financial Statements

33

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Pharmaceutical ETF		Retail ETF
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020

Operations:
Net investment income	$4,717,616	$3,499,787	$1,987,122	$1,033,181
Net realized gain	16,088,881	4,349,184	54,787,974	7,270,080
Net change in unrealized appreciation (depreciation)	20,215,746	20,416,513	(23,437,570)	24,679,366
Net increase in net assets resulting from operations	41,022,243	28,265,484	33,337,526	32,982,627
Distributions to shareholders from:
Distributable earnings	(4,063,401)	(3,321,670)	(1,274,964)	(950,056)

Share transactions**:
Proceeds from sale of shares	506,408,386	388,323,148	278,009,892	145,515,451
Cost of shares redeemed	(459,578,185)	(319,778,063)	(252,249,346)	(66,852,325)
Increase in net assets resulting from share transactions	46,830,201	68,545,085	25,760,546	78,663,126
Total increase in net assets	83,789,043	93,488,899	57,823,108	110,695,697
Net Assets, beginning of year	235,149,324	141,660,425	181,851,784	71,156,087
Net Assets, end of year	$318,938,367	$235,149,324	$239,674,892	$181,851,784
**Shares of Common Stock Issued (no par value)
Shares sold	7,300,000	6,450,000	1,600,000	1,150,000
Shares redeemed	(6,700,000)	(5,150,000)	(1,450,000)	(550,000)
Net increase	600,000	1,300,000	150,000	600,000

See Notes to Financial Statements

34

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Semiconductor ETF		Video Gaming and eSports ETF
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020

Operations:
Net investment income	$34,765,102	$24,886,743	$441,491	$103,970
Net realized gain (loss)	1,661,280,446	539,805,772	97,749,751	(926,333)
Net change in unrealized appreciation (depreciation)	(254,053,014)	193,386,180	(77,257,187)	126,217,297
Net increase in net assets resulting from operations	1,441,992,534	758,078,695	20,934,055	125,394,934
Distributions to shareholders from:
Distributable earnings	(29,249,241)	(19,250,343)	(870,225)	(125,100)

Share transactions**:
Proceeds from sale of shares	15,625,608,376	13,726,301,764	266,565,899	357,494,489
Cost of shares redeemed	(13,747,005,339)	(13,179,602,021)	(177,196,989)	—
Increase in net assets resulting from share transactions	1,878,603,037	546,699,743	89,368,910	357,494,489
Total increase in net assets	3,291,346,330	1,285,528,095	109,432,740	482,764,323
Net Assets, beginning of year	2,646,264,677	1,360,736,582	521,567,533	38,803,210
Net Assets, end of year	$5,937,611,007	$2,646,264,677	$631,000,273	$521,567,533
**Shares of Common Stock Issued (no par value)
Shares sold	66,350,000	99,350,000	3,850,000	7,350,000
Shares redeemed	(58,350,000)	(95,600,000)	(2,650,000)	—
Net increase	8,000,000	3,750,000	1,200,000	7,350,000

See Notes to Financial Statements

35

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Biotech ETF
	Year Ended September 30,
	2021	2020	2019	2018	2017

Net asset value, beginning of year	$162.01	$118.04	$136.11	$134.17	$115.25
Net investment income (a)	0.42	0.59	0.39	0.52	0.58
Net realized and unrealized gain (loss) on investments	40.17	43.85	(17.91)	2.10 (b)	18.67
Total from investment operations	40.59	44.44	(17.52)	2.62	19.25
Distributions from:
Net investment income	(0.61)	(0.47)	(0.55)	(0.68)	(0.33)
Net asset value, end of year	$201.99	$162.01	$118.04	$136.11	$134.17
Total return (c)	25.13%	37.71%	(12.84)%	2.00%	16.77%
Ratios to average net assets
Gross expenses	0.38%	0.39%	0.40%	0.40%	0.39%
Net expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income	0.23%	0.40%	0.31%	0.41%	0.48%
Supplemental data
Net assets, end of year (in millions)	$590	$485	$318	$476	$717
Portfolio turnover rate (d)	41%	40%	24%	30%	27%

(a)	Calculated based upon average shares outstanding
(b)	The amount shown does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchase of shares in relation to fluctuating market values of the investments of the Fund.
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

36

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Digital
	Transformation
	ETF

	Period Ended
	September 30,
	2021(a)

Net asset value, beginning of period	$35.25
Net investment income (b)	—	(c)
Net realized and unrealized loss on investments	(12.44)
Total from investment operations	(12.44)
Net asset value, end of period	$22.81
Total return (d)	(35.30)%	(e)
Ratios to average net assets
Expenses	0.58%	(f)
Net investment income	0.02%	(f)
Supplemental data
Net assets, end of period (in millions)	$46
Portfolio turnover rate (g)	49%	(e)

(a)	For the period April 13, 2021 (commencement of operations) through September 30, 2021.
(b)	Calculated based upon average shares outstanding
(c)	Amount represents less than $0.005 per share.
(d)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(e)	Not Annualized
(f)	Annualized
(g)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

37

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Environmental Services ETF
	Year Ended September 30,
	2021	2020	2019	2018	2017

Net asset value, beginning of year	$99.41	$104.25	$96.64	$86.02	$69.68
Net investment income (a)	0.36	0.46	0.46	0.42	0.66
Net realized and unrealized gain (loss) on investments	43.80	(4.83)	7.47	10.98	16.21
Total from investment operations	44.16	(4.37)	7.93	11.40	16.87
Distributions from:
Net investment income	(0.39)	(0.47)	(0.32)	(0.78)	(0.53)
Net asset value, end of year	$143.18	$99.41	$104.25	$96.64	$86.02
Total return (b)	44.50%	(4.23)%	8.30%	13.36%	24.31%
Ratios to average net assets
Gross expenses	0.71%	0.85%	0.81%	0.98%	0.95%
Net expenses	0.55%	0.55%	0.55%	0.56%	0.55%
Net expenses excluding interest expense	0.55%	0.55%	0.55%	0.55%	0.55%
Net investment income	0.27%	0.47%	0.47%	0.47%	0.86%
Supplemental data
Net assets, end of year (in millions)	$67	$31	$36	$24	$17
Portfolio turnover rate (c)	21%	38%	20%	24%	20%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

38

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Gaming ETF
	Year Ended September 30,
	2021	2020	2019	2018	2017

Net asset value, beginning of year	$39.14	$36.61	$39.76	$42.61	$36.15
Net investment income (a)	0.16	0.51	1.07	1.03	1.13
Net realized and unrealized gain (loss) on investments	9.24	3.25	(3.09)	(2.80)	6.40
Total from investment operations	9.40	3.76	(2.02)	(1.77)	7.53
Distributions from:
Net investment income	(0.22)	(1.23)	(1.13)	(1.08)	(1.07)
Net asset value, end of year	$48.32	$39.14	$36.61	$39.76	$42.61
Total return (b)	24.06%	10.03%	(4.73)%	(4.51)%	21.58%
Ratios to average net assets
Gross expenses	0.62%	0.92%	0.94%	0.86%	0.94%
Net expenses	0.62%	0.65%	0.66%	0.66%	0.65%
Net expenses excluding interest expense	0.62%	0.65%	0.65%	0.65%	0.65%
Net investment income	0.32%	1.41%	2.92%	2.24%	2.97%
Supplemental data
Net assets, end of year (in millions)	$118	$55	$24	$26	$23
Portfolio turnover rate (c)	20%	29%	20%	31%	22%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

39

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Pharmaceutical ETF
	Year Ended September 30,
	2021	2020	2019	2018	2017

Net asset value, beginning of year	$62.08	$56.93	$64.37	$57.75	$57.44
Net investment income (a)	1.29	1.06	1.04	1.01	1.18
Net realized and unrealized gain (loss) on investments	10.46	5.14	(7.37)	6.62	0.26
Total from investment operations	11.75	6.20	(6.33)	7.63	1.44
Distributions from:
Net investment income	(1.15)	(1.05)	(1.11)	(1.01)	(1.13)
Net asset value, end of year	$72.68	$62.08	$56.93	$64.37	$57.75
Total return (b)	19.10%	11.02%	(9.88)%	13.42%	2.59%
Ratios to average net assets
Gross expenses	0.40%	0.42%	0.43%	0.43%	0.40%
Net expenses	0.35%	0.35%	0.36%	0.36%	0.35%
Net expenses excluding interest expense	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income	1.85%	1.74%	1.77%	1.70%	2.14%
Supplemental data
Net assets, end of year (in millions)	$319	$235	$142	$276	$285
Portfolio turnover rate (c)	20%	18%	21%	18%	40%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

40

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Retail ETF
	Year Ended September 30,
	2021	2020	2019	2018	2017

Net asset value, beginning of year	$148.87	$114.49	$111.44	$81.42	$78.02
Net investment income (a)	1.54	1.22	1.31	1.13	1.15
Net realized and unrealized gain on investments	25.34	34.25	2.72	30.32	3.64
Total from investment operations	26.88	35.47	4.03	31.45	4.79
Distributions from:
Net investment income	(1.00)	(1.09)	(0.98)	(1.43)	(1.39)
Net asset value, end of year	$174.75	$148.87	$114.49	$111.44	$81.42
Total return (b)	18.13%	31.22%	3.82%	39.01%	6.25%
Ratios to average net assets
Gross expenses	0.42%	0.47%	0.48%	0.52%	0.50%
Net expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income	0.92%	0.96%	1.25%	1.15%	1.46%
Supplemental data
Net assets, end of year (in millions)	$240	$182	$71	$136	$59
Portfolio turnover rate (c)	12%	12%	9%	16%	17%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

41

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Semiconductor ETF
	Year Ended September 30,
	2021	2020	2019	2018	2017

Net asset value, beginning of year	$174.43	$119.14	$106.41	$93.34	$69.36
Net investment income (a)	1.71	1.88	1.75	1.19	1.10
Net realized and unrealized gain on investments	81.61	55.53	12.62	13.28	23.46
Total from investment operations	83.32	57.41	14.37	14.47	24.56
Distributions from:
Net investment income	(1.50)	(2.12)	(1.64)	(1.40)	(0.58)
Net asset value, end of year	$256.25	$174.43	$119.14	$106.41	$93.34
Total return (b)	47.94%	48.60%	14.09%	15.61%	35.63%
Ratios to average net assets
Gross expenses	0.36%	0.37%	0.39%	0.39%	0.38%
Net expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income	0.72%	1.31%	1.68%	1.14%	1.38%
Supplemental data
Net assets, end of year (in millions)	$5,938	$2,646	$1,361	$1,215	$800
Portfolio turnover rate (c)	20%	14%	19%	23%	22%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

42

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Video Gaming and eSports ETF

	Year Ended September 30,		Period Ended
			September 30,
	2021	2020	2019(a)

Net asset value, beginning of period	$61.36	$33.74	$30.88
Net investment income (b)	0.04	0.03	0.12
Net realized and unrealized gain on investments	3.73	27.67	2.75
Total from investment operations	3.77	27.70	2.87
Distributions from:
Net investment income	(0.08)	(0.08)	(0.01)
Net asset value, end of period	$65.05	$61.36	$33.74
Total return (c)	6.15%	82.25%	9.31%	(d)
Ratios to average net assets
Gross expenses	0.55%	0.58%	0.99%	(e)
Net expenses	0.55%	0.55%	0.55%	(e)
Net investment income	0.06%	0.06%	0.38%	(e)
Supplemental data
Net assets, end of period (in millions)	$631	$522	$39
Portfolio turnover rate (f)	33%	25%	27%	(d)

(a)	For the period October 16, 2018 (commencement of operations) through September 30, 2019.
(b)	Calculated based upon average shares outstanding
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Not Annualized
(e)	Annualized
(f)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

43

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2021

Note 1—Fund Organization—VanEck ETF Trust (the “Trust”) (formerly known as VanEck Vectors ETF Trust) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and offers multiple investment portfolios, each of which represents a separate series of the Trust. These financial statements relate only to the investment portfolios listed in the diversification table below (each a “Fund” and, collectively, the “Funds”).

Fund	Diversification Classification

Biotech ETF	Non-Diversified
Digital Transformation ETF	Non-Diversified
Environmental Services ETF	Non-Diversified
Gaming ETF	Non-Diversified
Pharmaceutical ETF	Non-Diversified
Retail ETF	Non-Diversified
Semiconductor ETF	Non-Diversified
Video Gaming and eSports ETF	Non-Diversified

Each Fund was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the common stocks in approximately the same weighting as their index.

Note 2—Significant Accounting Policies— The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Funds are investment companies and follow accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946, Financial Services—Investment Companies.

The following summarizes the Funds’ significant accounting policies.

A.	Security Valuation— The Funds value their investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges are valued at the closing price on the markets in which the securities trade. Securities traded on the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the NASDAQ official closing price. Over-the-counter securities not included on NASDAQ and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Funds may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. Short-term debt securities with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are considered as Level 1 in the fair value hierarchy. The Pricing Committee of Van Eck Associates Corporation (the “Adviser”) provides oversight of the Funds’ valuation policies and procedures, which are approved by the Funds’ Board of Trustees. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes they do not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Funds’ valuation
44

policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be categorized either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs and the levels used to value the Funds’ investments are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of the Funds’ Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.

B.	Federal Income Taxes— It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.	Distributions to Shareholders— Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually by each Fund (except for dividends from net investment income on Pharmaceutical ETF, which are declared and paid quarterly). Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

D.	Currency Translation— Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Such amounts are included with the net realized and unrealized gains and losses on investment securities in the Statements of Operations. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) and net change in unrealized appreciation (depreciation) on foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations.
45

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

E.	Restricted Securities— The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Schedule of Investments.

F.	Offsetting Assets and Liabilities— In the ordinary course of business, the Funds enter into transactions subject to enforceable master netting or other similar agreements. Generally, the right of offset in those agreements allows the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Funds may receive cash and or securities as collateral for securities lending. For financial reporting purposes, the Funds present securities lending assets and liabilities on a gross basis in the Statements of Assets and Liabilities. Cash collateral received for securities lending in the form of money market fund investments, if any, at September 30, 2021, is presented in the Schedules of Investments and in the Statements of Assets and Liabilities. Non-cash collateral is disclosed in Note 9 (Securities Lending).

G.	Other— Security transactions are accounted for on trade date. Realized gains and losses are determined based on the specific identification method. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned.

The Funds earn interest income on uninvested cash balances held at the custodian bank. Such amounts, if any, are presented as interest income in the Statements of Operations.

The character of distributions received from certain investments may be comprised of net investment income, capital gains, and return of capital. It is the Funds’ policy to estimate the character of distributions received from these investments based on historical data if actual amounts are not available. After each calendar year end, these investments report the actual tax character of these distributions. Differences between the estimated and actual amounts are reflected in the Funds’ records in the year in which they are reported by adjusting the related cost basis of investments, capital gains and income, as necessary.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements— The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of each Fund’s average daily net assets. The Adviser has agreed, until at least February 1, 2022, to waive management fees and assume expenses to prevent each Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding the expense limitations listed in the table below.

The management fee rates and expense limitations for the year ended September 30, 2021, are as follows:

Fund	Management Fees	Expense Limitations
Biotech ETF	0.35%	0.35%
Environmental Services ETF	0.50	0.55
Gaming ETF	0.50	0.65
Pharmaceutical ETF	0.35	0.35
Retail ETF	0.35	0.35
Semiconductor ETF	0.35	0.35
Video Gaming and eSports ETF	0.50	0.55

Refer to the Statements of Operations for amounts waived/assumed by the Adviser.

46

Digital Transformation ETF utilizes a unitary management fee structure where the Adviser is responsible for all Fund expenses, excluding the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses. Effective August 4, 2021, the unitary management fee rate for the Fund is 0.50% (prior to that date, the unitary management fee rate was 0.65%).

In addition, Van Eck Securities Corporation, an affiliate of the Adviser, acts as the Funds’ distributor (the “Distributor”). Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

Note 4—Capital Share Transactions— As of September 30, 2021, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Fund shares are not individually redeemable and are issued and redeemed at their net asset value per share only through certain authorized broker-dealers (“Authorized Participants”) in blocks of shares (“Creation Units”).

The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of securities constituting the Funds’ underlying index (“Deposit Securities”) plus a balancing cash component to equate the transaction to the net asset value per share of the Fund on the transaction date. Cash may also be substituted in an amount equivalent to the value of certain Deposit Securities, generally as a result of market circumstances, or when the securities are not available in sufficient quantity for delivery, or are not eligible for trading by the Authorized Participant. The Funds may issue Creation Units in advance of receipt of Deposit Securities subject to various conditions, including, for the benefit of the Funds, a requirement to maintain cash collateral on deposit at the custodian equal to at least 115% of the daily marked to market value of the missing Deposit Securities

Authorized Participants purchasing and redeeming Creation Units may pay transaction fees directly to the transfer agent. In addition, the Funds may impose variable fees on the purchase or redemption of Creation Units for cash, or on transactions effected outside the clearing process, to defray certain transaction costs. These variable fees, if any, are reflected in share transactions in the Statements of Changes in Net Assets.

Note 5—Investments— For the year ended September 30, 2021, purchases and sales of investments (excluding short-term investments and in-kind capital share transactions) and purchases and sales of investments resulting from in-kind capital share transactions (excluding short-term investments) were as follows:

			In-Kind Capital Share Transactions
Fund	Purchases	Sales	Purchases	Sales
Biotech ETF	$216,407,908	$219,220,626	$211,009,606	$220,621,134
Digital Transformation ETF	19,116,563	17,749,923	56,811,273	1,194,785
Environmental Services ETF	11,138,126	10,586,218	40,519,827	18,780,261
Gaming ETF	25,414,430	22,623,665	86,473,521	34,746,055
Pharmaceutical ETF	50,433,213	49,557,997	493,062,108	446,279,307
Retail ETF	27,157,415	28,106,264	278,024,307	250,746,384
Semiconductor ETF	956,714,564	963,082,096	12,243,011,039	10,362,474,280
Video Gaming and eSports ETF	246,383,948	241,128,193	248,458,612	165,581,023
47

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

Note 6—Income Taxes— As of September 30, 2021, for Federal income tax purposes, the identified cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) of investments owned were as follows:

Fund	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Biotech ETF	$507,848,412	$112,857,745	$(31,463,499)	$81,394,246
Digital Transformation ETF	61,508,333	519,001	(11,484,118)	(10,965,117)
Environmental Services ETF	59,353,572	10,958,914	(1,858,311)	9,100,603
Gaming ETF	119,926,644	19,519,206	(19,998,745)	(479,539)
Pharmaceutical ETF	343,003,952	13,659,698	(21,410,898)	(7,751,200)
Retail ETF	243,537,168	5,092,632	(8,633,902)	(3,541,270)
Semiconductor ETF	6,170,592,931	146,472,175	(300,025,370)	(153,553,195)
Video Gaming and eSports ETF	589,134,866	112,790,534	(61,758,231)	51,032,303

At September 30, 2021, the components of distributable earnings (loss) on a tax basis, for each Fund, were as follows:

Fund	Undistributed Ordinary Income	Accumulated Capital Losses/ Undistributed Capital Gains	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Loss)
Biotech ETF	$681,319	$(107,489,562)	$(64,926)	$81,394,246	$(25,478,923)
Digital Transformation ETF	1,632,489	(2,146,231)	(7)	(10,965,117)	(11,478,866)
Environmental Services ETF	110,196	(13,480,903)	(3,589)	9,100,603	(4,273,693)
Gaming ETF	564,611	(13,704,532)	(8,813)	(479,207)	(13,627,941)
Pharmaceutical ETF	1,550,884	(87,925,089)	(36,037)	(7,751,200)	(94,161,442)
Retail ETF	1,330,445	(11,589,630)	(10,259)	(3,541,271)	(13,810,715)
Semiconductor ETF	25,320,876	(119,396,034)	(97,455)	(153,553,195)	(247,725,808)
Video Gaming and eSports ETF	18,472,320	2,029,952	(9,660)	51,037,950	71,530,562

The tax character of dividends paid to shareholders was as follows:

Fund	2021 Ordinary Income	2020 Ordinary Income
Biotech ETF	$1,699,994	$1,250,208
Environmental Services ETF	124,993	165,025
Gaming ETF	349,965	800,020
Pharmaceutical ETF	4,063,401	3,321,670
Retail ETF	1,274,964	950,056
Semiconductor ETF	29,249,241	19,250,343
Video Gaming and eSports ETF	870,225	125,100

At September 30, 2021, the Funds had capital loss carryforwards available to offset future capital gains as follows:

Fund	Short-Term Capital Losses with No Expiration	Long-Term Capital Losses with No Expiration	Total
Biotech ETF	$(10,178,101)	$(97,311,461)	$(107,489,562)
Digital Transformation ETF	(2,146,231)	–	(2,146,231)
Environmental Services ETF	(4,409,984)	(9,070,919)	(13,480,903)
Gaming ETF	(3,351,540)	(10,352,992)	(13,704,532)
Pharmaceutical ETF	(4,203,891)	(83,721,198)	(87,925,089)
Retail ETF	(2,971,511)	(8,618,119)	(11,589,630)
Semiconductor ETF	(104,617,133)	(14,778,901)	(119,396,034)

During the year ended September 30, 2021, Video Gaming and eSports ETF utilized $890,112 of its capital loss carryforward available from prior years.

48

During the period ended September 30, 2021, as a result of permanent book to tax differences primarily due to the tax treatment of in-kind redemptions, and the accumulated earnings applicable to the redemption of shares, the Funds incurred differences that affected distributable earnings (loss) and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

Fund	Increase (Decrease) in Total Distributable Earnings (Loss)	Increase (Decrease) in Aggregate Paid in Capital
Biotech ETF	$(103,568,546)	$103,568,546
Digital Transformation ETF	(58,739)	58,739
Environmental Services ETF	(8,378,563)	8,378,563
Gaming ETF	(12,580,773)	12,580,773
Pharmaceutical ETF	(33,962,321)	33,962,321
Retail ETF	(56,586,756)	56,586,756
Semiconductor ETF	(1,705,104,401)	1,705,104,401
Video Gaming and eSports ETF	(76,537,801)	76,537,801

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Funds’ financial statements. However, certain Funds are subject to foreign taxes on the appreciation in value of certain investments. The Funds provide for such taxes on both realized and unrealized appreciation.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended September 30, 2021, the Funds did not incur any interest or penalties.

Note 7—Principal Risks— Non-diversified funds generally hold securities of fewer issuers than diversified funds (See Note 1) and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse economic developments and political conflicts, or natural or other disasters, such as the recent coronavirus outbreak. Additionally, certain Funds may invest in securities of emerging market issuers, which are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country, sanctions and investment restrictions and legal systems that do not protect property risks as well as the laws of the United States. These and other factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets. Certain securities of Chinese issuers are, or may in the future become restricted, and the Funds may be forced to sell such restricted securities and incur a loss as a result.

The respiratory disease caused by a novel coronavirus, which has spread internationally and declared as a pandemic by the World Health Organization, has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, loss of life, as well as general concern and uncertainty. The coronavirus has already negatively impacted the economies of many nations, individual companies, and the market. This pandemic is expected to have a continued impact in ways that cannot necessarily be foreseen presently.

A more complete description of risks is included in each Fund’s Prospectus and Statement of Additional Information.

49

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds of the Trust as directed by the Trustees.

Except for the Digital Transformation ETF, the expense for the Plan is included in “Trustees’ fees and expenses” in the Statements of Operations, and the liability for the Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities. The Adviser is responsible for paying the expenses associated with the Plan for the Digital Transformation ETF, and therefore the Fund bears no costs or liabilities relative to the Plan.

Note 9—Securities Lending— To generate additional income, each of the Funds may lend its securities pursuant to a securities lending agreement with the securities lending agent. Each Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, cash equivalents, U.S. government securities, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value on the securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Funds will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. Securities lending income is disclosed as such in the Statements of Operations. Cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral consists of U.S. Treasuries and U.S. Government Agency securities, and is not disclosed in the Funds’ Schedules of Investments or Statements of Assets and Liabilities as it is held by the agent on behalf of the Funds. The Funds do not have the ability to re-hypothecate those securities. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the Fund securities identical to the securities loaned. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related collateral, if any, at September 30, 2021 are presented on a gross basis in the Schedules of Investments and Statements of Assets and Liabilities. The following is a summary of the Funds’ securities on loan and related collateral as of September 30, 2021:

Fund	Market Value of Securities on Loan	Cash Collateral	Non-Cash Collateral	Total Collateral
Biotech ETF	$24,961,286	$–	$25,096,171	$25,096,171
Digital Transformation ETF	7,998,120	4,964,972	3,401,388	8,366,360
Environmental Services ETF	3,719,858	1,227,822	2,722,700	3,950,522
Gaming ETF	19,046,196	1,210,699	18,464,889	19,675,588
Pharmaceutical ETF	21,722,584	17,187,701	5,057,856	22,245,557
Retail ETF	1,855,514	293,092	1,714,740	2,007,832
Semiconductor ETF	87,531,989	86,922,750	1,856,281	88,779,031
Video Gaming and eSports ETF	46,566,368	9,305,364	41,750,251	51,055,615
50

The following table presents money market fund investments held as collateral by type of security on loan as of September 30, 2021:

Gross Amount of Recognized Liabilities for Securities Lending Transactions* in the Statements of Assets and Liabilities
Fund	Equity Securities
Digital Transformation ETF	$4,964,972
Environmental Services ETF	1,227,822
Gaming ETF	1,210,699
Pharmaceutical ETF	17,187,701
Retail ETF	293,092
Semiconductor ETF	86,922,750
Video Gaming and eSports ETF	9,305,364

*	Remaining contractual maturity: overnight and continuous

Note 10—Bank Line of Credit— The Funds may participate in a $200 million committed credit facility (the “Facility”) to be utilized for temporary financing for the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds based on prevailing market rates in effect at the time of borrowings. During the year ended September 30, 2021, the following Funds borrowed under this Facility:

Fund	Days Outstanding	Average Daily Loan Balance	Average Interest Rate
Biotech ETF	51	$2,100,695	1.43%
Digital Transformation ETF	11	680,180	1.44
Environmental Services ETF	10	249,349	1.45
Gaming ETF	55	370,629	1.43
Pharmaceutical ETF	295	549,212	1.44
Retail ETF	10	102,594	1.46
Semiconductor ETF	191	2,241,609	1.44
Video Gaming and eSports ETF	178	1,181,963	1.43

Outstanding loan balances as of September 30, 2021, if any, are reflected in the Statements of Assets and Liabilities.

Note 11—Subsequent Event Review— The Funds have evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued. Effective October 1, 2021, the Funds listed in the table below converted to a unitary management fee structure, pursuant to which the Adviser has agreed to pay all of the expenses of each Fund (excluding the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes, and extraordinary expenses).

Fund	Unitary Management Fee Rate
Biotech ETF	0.35%
Pharmaceutical ETF	0.35
Retail ETF	0.35
Semiconductor ETF	0.35
51

VANECK ETF TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public Accounting Firm

To the Shareholders of VanEck Biotech ETF, VanEck Digital Transformation ETF, VanEck Environmental Services ETF, VanEck Gaming ETF, VanEck Pharmaceutical ETF, VanEck Retail ETF, VanEck Semiconductor ETF and VanEck Video Gaming and eSports ETF and the Board of Trustees of VanEck ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of VanEck Biotech ETF, VanEck Digital Transformation ETF, VanEck Environmental Services ETF, VanEck Gaming ETF, VanEck Pharmaceutical ETF, VanEck Retail ETF, VanEck Semiconductor ETF and VanEck Video Gaming and eSports ETF (collectively referred to as the “Funds”) (eight of the series constituting VanEck ETF Trust (the “Trust”)), including the schedules of investments, as of September 30, 2021, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (eight of the series constituting VanEck ETF Trust) as of September 30, 2021, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the VanEck ETF Trust	Statement of operations	Statements of changes in net assets	Financial highlights

VanEck Biotech ETF VanEck Environmental Services ETF VanEck Gaming ETF VanEck Pharmaceutical ETF VanEck Retail ETF VanEck Semiconductor ETF	For the year ended September 30, 2021	For each of the two years in the period ended September 30, 2021	For each of the five years in the period ended September 30, 2021
VanEck Digital Transformation ETF	For the period from April 13, 2021 (commencement of operations) through September 30, 2021	For the period from April 13, 2021 (commencement of operations) through September 30, 2021	For the period from April 13, 2021 (commencement of operations) through September 30, 2021

VanEck Video Gaming and eSports ETF	For the year ended September 30, 2021	For each of the two years in the period ended September 30, 2021	For each of the two years in the period ended September 30, 2021 and the period October 16, 2018 (commencement of operations) through September 30, 2019

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we

52

plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from broker were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the VanEck investment companies since 1999.

New York, New York
November 19, 2021

53

VANECK ETF TRUST

TAX INFORMATION

(unaudited)

The information set forth below relates to distributions paid during each Fund’s current fiscal year as required by federal laws. Shareholders, however, must report dividends on a calendar year basis for income tax purposes, which may include dividends for portions of two fiscal years of a Fund.

Accordingly, the information needed by shareholders for calendar year 2021 income tax purposes will be sent to them in early 2022. Please consult your tax advisor for proper treatment of this information.

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2021:

Fund	Ordinary Income Amount Paid Per Share	Qualified Dividend Income for Individuals*	Dividends Qualifying for the Dividend Received Deduction for Corporations*	Foreign Source Income*	Foreign Taxes Paid Per Share**
Biotech ETF	$0.60790	100.00%	100.00%	–%	$–
Environmental Services ETF	0.39060	100.00	100.00	–	–
Gaming ETF	0.22220	57.69	11.69	81.01	0.009154
Pharmaceutical ETF	1.15110	98.60	74.18	–	–
Retail ETF	1.00270	100.00	100.00	–	–
Semiconductor ETF	1.50220	91.75	82.35	–	–
Video Gaming and eSports ETF	0.08490	72.05	8.43	55.60	0.011393

*	Expressed as a percentage of the cash distribution grossed up for foreign taxes.

**  The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

54

VANECK ETFs

BOARD OF TRUSTEES AND OFFICERS

September 30, 2021 (unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years
Independent Trustees

David H. Chow, 1957*†	Chairman Trustee	Since 2008 Since 2006	Founder and CEO, DanCourt Management LLC (financial/ strategy consulting firm and Registered Investment Adviser), March 1999 to present.	60	Trustee, Berea College of Kentucky, May 2009 to present and currently Chairman of the Investment Committee; Member of the Governing Council of the Independent Directors Council, October 2012 to September 2020; Trustee, MainStay Fund Complex[4], January 2016 to present and currently Chairman of the Risk and Compliance Committee.

Laurie A. Hesslein, 1959*†	Trustee	Since 2019	Citigroup, Managing Director, and Business Head, Local Consumer Lending North America, and CEO and President, CitiFinancial Servicing LLC (2013 - 2017).	60	Trustee, First Eagle Senior Loan Fund. Formerly, Trustee, Eagle Growth and Income Opportunities Fund, March 2017 to December 2020.

R. Alastair Short, 1953*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle).	72	Chairman and Independent Director, EULAV Asset Management; Trustee, Kenyon Review; Trustee, Children’s Village. Formerly, Independent Director, Tremont offshore funds.

Peter J. Sidebottom, 1962*†	Trustee	Since 2012	Lead Partner, North America Banking and Capital Markets Strategy, Accenture, May 2017 to present; Partner, PWC/Strategy & Financial Services Advisory, February 2015 to March 2017; Founder and Board Member, AspenWoods Risk Solutions, September 2013 to February 2016; Independent consultant, June 2013 to February 2015; Partner, Bain & Company (management consulting firm), April 2012 to December 2013; Executive Vice President and Senior Operating Committee Member, TD Ameritrade (on-line brokerage firm), February 2009 to January 2012.	60	Board Member, Special Olympics, New Jersey, November 2011 to September 2013; Director, The Charlotte Research Institute, December 2000 to 2009; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012; Board Member, NJ-CAN, July 2014 to 2016.

Richard D. Stamberger, 1959*†	Trustee	Since 2006	Senior Vice President, B2B, Future Plc (global media company), July 2020 to present; President, CEO and co-founder, SmartBrief, Inc., 1999 to 2019.	72	Director, Food and Friends, Inc., 2013 to present.

Interested Trustee

Jan F. van Eck, 1963[5]	Trustee, Chief Executive Officer and President	Trustee (Since 2006); Chief Executive Officer and President (Since 2009)	Director, President and Chief Executive Officer of Van Eck Associates Corporation (VEAC), Van Eck Absolute Return Advisers Corporation (VEARA) and Van Eck Securities Corporation (VESC); Officer and/or Director of other companies affiliated with VEAC and/or the Trust	72	Director, National Committee on US-China Relations.

[1]	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
55

VANECK ETFs

BOARD OF TRUSTEES AND OFFICERS (unaudited) (continued)

[2]	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
[3]	The Fund Complex consists of the VanEck Funds, VanEck VIP Trust and the Trust.
[4]	The MainStay Fund Complex consists of MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund.
[5]	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of VEAC, VEARA and VESC.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] And Length of Time Served	Principal Occupation(s) During Past Five Years
Officer Information

Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Associate, Clifford Chance US LLP.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.

Charles T. Cameron, 1960	Vice President	Since 2006	Portfolio Manager of VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC.

Eduardo Escario, 1975	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of VEAC.

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since 2018	Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.

Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.

Nicholas Jackson, 1974	Assistant Vice President	Since 2018	Director, Business Development of VanEck Australia Pty Ltd. Formerly, Vice President, Business Development of VanEck Australia Pty Ltd.

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (Since 2016); Assistant Secretary (Since 2008)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President of VEAC, VEARA and VESC.

Matthew McKinnon, 1970	Assistant Vice President	Since 2018	Head of Business Development of Asia Pacific of VanEck Australia Pty Ltd. Formerly, Director, Intermediaries and Institutions of VanEck Australia Pty Ltd.

Arian Neiron, 1979	Vice President	Since 2018	Managing Director and Head of Asia Pacific of VanEck Australia Pty Ltd.; Officer and/or Director of other companies affiliated with VEAC and/or the Trust.

James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC; Manager, Portfolio Administration of VEAC and VEARA. Officer of other investment companies advised by VEAC and VEARA.

Adam Phillips, 1970	Vice President	Since 2018	ETF Chief Operating Officer of VEAC; Director of other companies affiliated with VEAC.

Philipp Schlegel, 1974	Vice President	Since 2016	Managing Director of Van Eck Switzerland AG.
56

Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016); Secretary and Chief Legal Officer (since 2014)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust. Formerly, Vice President of VEAC, VEARA and VESC.

Andrew Tilzer, 1972	Assistant Vice President	Since 2021	Vice President of Portfolio Administration of VEAC. Formerly, Assistance Vice President, Portfolio Operations of VEAC.

[1]	The address for each Officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Officers are elected yearly by the Trustees.
57

VANECK ETF TRUST

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

September 30, 2021 (unaudited)

At a meeting held on June 17, 2021 (the “Renewal Meeting”), the Board of Trustees (the “Board”) of VanEck® ETF Trust (the “Trust”), including all of the Trustees that are not interested persons of the Trust (the “Independent Trustees”), approved the continuation of the investment management agreements between the Trust and Van Eck Associates Corporation (the “Adviser”) (the “Investment Management Agreements”) with respect to the VanEck Biotech ETF, Digital Transformation ETF, Environmental Services ETF, Gaming ETF, Long/Flat Trend ETF, Morningstar Durable Dividend ETF, Morningstar Global Wide Moat ETF, Morningstar International Moat ETF, Morningstar Wide Moat ETF, Pharmaceutical ETF, Retail ETF, Semiconductor ETF, Social Sentiment ETF and Video Gaming and eSports ETF (each, a “Fund” and together, the “Funds”).

The Board’s approval of the Investment Management Agreements was based on a comprehensive consideration of all of the information available to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered those factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

In preparation for the Renewal Meeting, the Trustees held a meeting on May 7, 2021 (the “May Meeting”). At that meeting, the Trustees discussed the information the Adviser and Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party data provider, had provided to them in advance. The information provided to the Trustees included, among other things, information about the performance and expenses of the Funds and the Funds’ peer funds (certain other index-based exchange-traded funds (“ETFs”)), information about the advisory services provided to the Funds and the personnel providing those services, and the profitability and other benefits enjoyed by the Adviser and its affiliates as a result of the Adviser’s relationship with the Funds. In reviewing performance information for the Funds against their peer groups, the Trustees considered that each Fund seeks to track a different index than the funds in its designated peer group and, therefore, each Fund’s performance will differ from its peers. They also considered the fact that each of the VanEck Digital Transformation ETF and Social Sentiment ETF had only recently commenced operations and therefore each had a limited operational history that could be used for comparative purposes, since tracking error measurements and the performance comparisons provided by Broadridge were not available for each Fund, while the expense information prepared by Broadridge was only available for the VanEck Social Sentiment ETF. In addition, as noted below, the Trustees reviewed certain performance information for each Fund which was not provided by Broadridge and which did not compare each Fund’s performance to the performance of its peer group. The Trustees noted that the peer group performance information did not necessarily provide meaningful direct comparisons to the Funds.

The Independent Trustees’ consideration of the Investment Management Agreements was based, in part, on their review of information obtained through discussions with the Adviser at the Renewal Meeting and with the Adviser at the May Meeting regarding the management of the Funds and information obtained at other meetings of the Trustees and/or based on their review of the materials provided by the Adviser, including the background and experience of the portfolio managers and others involved in the management and administration of the Funds. The Trustees also considered the terms of, and scope of services that the Adviser provides under, the Investment Management Agreements, including, where applicable, the Adviser’s commitment to waive certain fees and/or pay expenses of each of the Funds to the extent necessary to prevent the operating expenses of each of the Funds from exceeding agreed upon limits for a period of time.

The Trustees concluded that the Adviser and its personnel have the requisite expertise and skill to manage the Funds’ portfolios. In evaluating the performance of each Fund, the Trustees reviewed various performance metrics but relied principally on a comparison of the “gross” performance of each Fund (i.e., measured without regard to the impact of fees and expenses) to the performance of its benchmark index, in each case incorporating any systematic fair value adjustments to the underlying securities. Based on the foregoing, the Trustees concluded that the investment performance of the Funds was satisfactory.

The Trustees also considered information relating to the financial condition of the Adviser and the current status, as they understood it, of the Adviser’s compliance environment.

58

As noted above, the Trustees were also provided various data from Broadridge comparing the Funds’ expenses and performance to that of certain other ETFs. The Trustees noted that the information provided showed that each Fund had management fees (after the effect of any applicable fee waiver) below the average and median of its respective peer group of funds, except for the VanEck Morningstar Wide Moat ETF and Social Sentiment ETF, each of which had management fees (after the effect of any applicable fee waiver) above the average and median of its peer group of funds. The Trustees also noted that the information provided showed that each Fund (except as noted below) had a total expense ratio (after the effect of any applicable expense limitation) below the average and median of its respective peer group of funds and the VanEck Environmental Services ETF had a total expense ratio (after the effect of any applicable expense limitation) below the average and equal to the median of its peer group of funds, while each of the VanEck Gaming ETF, Morningstar Global Wide Moat ETF, Morningstar International Moat ETF and Morningstar Wide Moat ETF had a total expense ratio (after the effect of any applicable expense limitation) greater than the average and median of its respective peer group of funds and the VanEck Social Sentiment ETF had a total expense ratio (after the effect of any applicable expense limitation) greater than the average and equal to the median of its peer group of funds. The Trustees reviewed the amount by which certain Funds’ management fees and/or total expense ratios (after the effect of any applicable expense limitation) exceeded the average and/or median of their respective peer groups and information provided by the Adviser providing context for these comparisons. The Trustees concluded, in light of this information and the other information available to them, that the fees paid by the Funds were reasonable in light of the performance of the Funds and the quality of services received.

The Trustees also considered the benefits, other than the fees under the Investment Management Agreements, received by the Adviser from serving as adviser to the Funds.

The Trustees also considered information provided by the Adviser about the overall profitability of the Adviser and its profitability or loss in respect of each Fund. The Trustees reviewed each Fund’s asset size, expense ratio and expense cap and noted that the Investment Management Agreements do not include breakpoints in the advisory fee rates as asset levels in a Fund increase. The Trustees considered the volatility of the asset classes in which certain of the Funds invest, potential variability in the net assets of these Funds and the sustainability of any potential economies of scale which may exist given where fees are currently set. The Trustees also evaluated the extent to which management fees for the Funds effectively incorporate the benefits of economies of scale. The Trustees noted that the Adviser has capped expenses on each Fund since its inception, although the cap was not necessarily exceeded each year. Based on the foregoing and the other information available to them, the Trustees determined that the advisory fee rate for each Fund is reasonable and appropriate in relation to the current asset size of each Fund and the other factors discussed above and that the advisory fee rate for each Fund currently reflects an appropriate sharing with shareholders of any economies of scale which may exist. The Trustees also determined that the profits earned by the Adviser with respect to the Funds that were profitable to the Adviser were reasonable in light of the nature and quality of the services received by such Funds.

The Independent Trustees were advised by and met in executive session with their independent counsel at the Renewal Meeting and at their May Meeting as part of their consideration of the Investment Management Agreements.

Subsequent to the approval of the Investment Management Agreements at the Renewal Meeting, at a meeting held on September 14, 2021 (the “September Meeting”), the Board of the Trust, including all of the Independent Trustees, approved amended and restated Investment Management Agreements (the “Amended and Restated Investment Management Agreements”) between the Trust and the Adviser to (i) convert the VanEck Biotech ETF, VanEck Pharmaceutical ETF, VanEck Retail ETF, VanEck Semiconductor ETF and VanEck Morningstar Durable Dividend ETF (each, a “Converting Fund”) to a unitary fee structure, pursuant to which the Adviser will pay all of the direct expenses of each Converting Fund (excluding fees under the Amended and Restated Investment Management Agreement, acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) in exchange for an annual unitary management fee rate equal to the existing management fee rate for each Converting Fund, and (ii) to reduce

59

VANECK ETF TRUST

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

September 30, 2021 (unaudited) (continued)

the unitary management fee rate with respect to the VanEck Digital Transformation ETF. The Investment Management Agreements and the Amended and Restated Investment Management Agreements are collectively referred to as the “Agreements.”

The Board’s approval of the Amended and Restated Investment Management Agreements was based on a comprehensive consideration of all of the information available to the Trustees and was not the result of any single factor. In approving the Amended and Restated Investment Agreement, the Trustees also considered the information about the expenses of each Converting Fund and VanEck Digital Transformation ETF they received at the Renewal Meeting to approve the Investment Management Agreements, as well as additional information obtained at other meetings of the Board. Some of the additional factors that figured particularly in the Trustees’ deliberations and how the Trustees considered those factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

Among other things, the Trustees considered the terms and scope of services that the Adviser would provide under the Amended and Restated Investment Management Agreements and representations from the Adviser that the services to be provided by the Adviser to the Converting Funds and VanEck Digital Transformation ETF would not decrease in scope or quality under the unitary fee structure or the reduced unitary management fee rate, respectively. The Trustees also considered the risks being assumed by the Adviser under the unitary fee structure and the potential expense stability that may inure to the benefit of shareholders of the Converting Funds.

The Independent Trustees were advised by and met in executive session with their independent counsel at their September Meeting as part of their consideration of the Amended and Restated Investment Management Agreements.

In voting to approve the continuation of the Investment Management Agreements and the adoption of the Amended and Restated Investment Management Agreements, the Trustees, including the Independent Trustees, concluded that the terms of each Agreement are reasonable and fair in light of the services to be performed, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The Trustees further concluded that, at the time of their considerations, each Agreement is in the best interest of each Fund and such Fund’s shareholders.

60

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a VanEck ETF Trust (the “Trust”) prospectus and summary prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Fund carefully before investing. To obtain a prospectus and summary prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Funds’ complete schedules of portfolio holdings are also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	VanEck Associates Corporation
Distributor:	VanEck Securities Corporation 666 Third Avenue, New York, NY 10017 vaneck.com
Account Assistance:	800.826.2333	INDUSAR

ANNUAL REPORT September 30, 2021

Inflation Allocation ETF	RAAX®
Long/Flat Trend ETF	LFEQ®
Morningstar Durable Dividend ETF	DURA®
Morningstar Global Wide Moat ETF	GOAT®
Morningstar International Moat ETF	MOTI®
Morningstar Wide Moat ETF	MOAT®
Social Sentiment ETF	BUZZ

800.826.2333	vaneck.com

Certain information contained in this report represents the opinion of the investment adviser which may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. The information contained herein regarding each index has been provided by the relevant index provider. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings, the Funds’ performance, and the views of the investment adviser are as of September 30, 2021.

VANECK ETFs

PRESIDENT’S LETTER

September 30, 2021
(unaudited)

Dear Fellow Shareholders:

This letter addresses two topics: first, the risks to the markets today and, second, two multi-year themes.

The Economy

When we think about financial markets, since the future remains unknown, we seek to identify potential scenarios. At the beginning of this year, the global economy was like a car hurtling forward at 200 miles per hour. Over the summer, we expected an orderly slowdown, asking only “What are the risks to Goldilocks?”1 We thought the car could slow to 70 miles per hour without putting too much pressure on interest rates, driven by inflation, which would upset the financial markets. The markets today are pondering the question, “Are we hitting the brakes too hard?” I think not.

In the U.S., will the U.S. Federal Reserve (Fed) hit the brakes too hard? I don’t think so. First, while the financial markets are still debating whether we have an inflation problem, I don’t think we will know whether we have permanent inflation until late next year. It is true that we are talking about supply chain issues and labor market issues longer than the transitory camp would like. But while commodity price inflation matters, the real concern about inflation and financial markets is wage inflation, since it tends to be longer-lasting and may affect long-term interest rates.

Second, if inflation doesn’t push rates higher, I don’t think the Fed will hit the brakes too hard by raising rates. Bank of America recently released a research note2 that said over half of the S&P 500® Index’s returns in the past decade can be attributed to the Fed’s balance sheet expansion, rather than earnings. We live in an era in which the Fed has an eye on the financial markets. Why would that change?

What about China? Will real estate or other factors like COVID-19 cause a recession? While China growth is becoming soggy, we think policy makers have all the tools, including liquidity moves, to avoid a crash.

Multi-Year Investment Themes

So what to do in your portfolio? We are focusing on two multi-year investment themes.

The first theme is the energy transition away from fossil fuels. We see this not only as being driven by government policy, but also by innovation in the private sector. In our resources portfolios, we’re looking for disruptive companies in the sectors that need to be more energy efficient. One is agriculture (which emits about as much CO2 as the energy sector). AgTech businesses are embracing technology to modernize agriculture, leading to higher crop yields, safer crop chemicals and other innovations in food production to provide healthy diets for the world’s growing population.

The second theme is the use of blockchain in a large variety of industries, but especially finance and entertainment. New open-source database technology is enabling incredibly rapid adoption and at much lower cost than traditional companies using prior generation technology. The fintech revolution that goes hand in hand with crypto is something we find really exciting. There are some over-valued companies, but we think it’s another interesting multi-year trend that investors should consider.

Another surprise that has affected commodity prices is that, as the economy grows and demand for commodities grows, increasing supply has become harder. This is in part due to environmental, social and governance (ESG) policies in place, causing “greenflation” and a multi-year trend of price pressure. Finding supply sources like new copper, lithium or gold mines is harder because of, to a certain extent, the environmental impact of these activities. I think this supply issue will continue to underpin commodity prices, and is why I believe that commodity equities are an interesting investment that people should have in their portfolios.

We sincerely thank you for investing in VanEck’s investment strategies. On the following pages, you will find a performance discussion and financial statements for each of the funds for the twelve month period ended September, 2021. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

1

VANECK ETFs

PRESIDENT’S LETTER

(unaudited) (continued)

Jan F. van Eck
CEO and President
VanEck ETF Trust

October 18, 2021

1 A Goldilocks economy is an economy that is not so hot that it causes inflation and not so cold that it causes a recession.

2 Source: Bloomberg, https://www.bloomberg.com/news/articles/2021-09-08/bofa-s-subramanian-dumps-dire-stock-call-to-catch-up-with-rally

2

VANECK ETFs

MANAGEMENT DISCUSSION

September 30, 2021 (unaudited)

Market Review

Inflation Allocation

In its pursuit of long-term total return, VanEck Inflation Allocation ETF (RAAX®) (formerly VanEck Real Asset Allocation ETF) seeks to maximize real returns, while seeking to reduce downside risk during sustained market declines. The Fund seeks to achieve this by allocating primarily to exchange-traded products that provide exposure to real assets, which include commodities, real estate, natural resources, master limited partnerships (MLPs) and infrastructure. The Fund seeks to reduce downside risk by using a rules-based approach to determine when to allocate to cash and cash equivalents.

Over the 12 month period, the Fund returned +34.11%. Resources assets and, in particular, diversified commodities, contributed by far the most positively to the Fund’s total return. Financial assets, in the form, of gold and gold mining stocks detracted the most from performance, but, even then, not significantly.

Long/Flat Trend

VanEck Long/Flat Trend ETF (LFEQ®) returned +29.29% in the 12 month period ended September 30, 2021. The Fund takes a guided allocation approach designed to help investors manage risk in the U.S. equity market. The Fund seeks to track the Ned Davis Research CMG US Large Cap Long/Flat Index (NDRCMGLF) from Ned Davis Research (NDR), a world-renowned provider of institutional quality research. It is a rules-based index that follows a proprietary model developed by NDR and CMG Capital Management Group, Inc. (CMG).

The model measures the overall health of the market through an evaluation of market breadth. In this case, market breadth refers to advancing and declining price trends and countertrends at the GICS®1 industry group level. The model computes a robust moving average score daily to capture multi-industry and multi-term trend and countertrend measures to gauge overall market health. It then calculates the score’s directional trend to see if it is improving or declining. Collectively, the score and its directional trend determine the equity allocation of either 100%, 50%, or 0%. At 0%, the allocation would be entirely to cash.

The model’s long-term trend indicators remained bullish throughout the period under review and kept it fully invested, which allowed the Fund to fully participate in the market. The Fund’s allocation to equities remained unchanged over the 12 month period.2

Morningstar Durable Dividend

VanEck Morningstar Durable Dividend ETF (DURA®) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Morningstar® US Dividend Valuation IndexSM (MSUSDVTU). The index is intended to track the overall performance of high dividend yielding U.S. companies with strong financial health and attractive valuations according to Morningstar.

The Fund returned +17.89% over the 12 month period under review. The consumer staples, financial and health care sectors were the top contributors to performance. While not one sector detracted from performance for the period, the communications services, materials and energy sectors contributed the least to performance.

Morningstar Global Wide Moat

VanEck Morningstar Global Wide Moat ETF (GOAT®) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Morningstar® Global Wide Moat Focus IndexSM (MSGWMFNU). The index is intended to track the overall performance of global companies with sustainable competitive advantages, i.e., “moats,” and attractive valuations according to Morningstar’s equity research team. The index contains at least 50 stocks that are reviewed each quarter.

VanEck Morningstar Global Wide Moat ETF returned +22.99% for the 12 month period under review. The information technology, industrial and communication services sectors contributed most to performance. The utilities sector was the only sector to detract from performance and then only minimally. Companies in

3

VANECK ETFs

MANAGEMENT DISCUSSION (unaudited) (continued)

the United States contributed by far the most to performance, while those in Belgium, Sweden and Taiwan detracted the most.

Morningstar International Moat

Launched over six years ago as a means to capture moat-based opportunities abroad, VanEck Morningstar International Moat ETF (MOTI®) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Morningstar® Global ex-US Moat Focus IndexSM (MGEUMFUN). The index is intended to track the overall performance of wide and narrow moat rated companies in developed and emerging markets outside the U.S. with sustainable competitive advantages at attractive prices according to Morningstar’s equity research team. The index contains at least 50 stocks that are reviewed each quarter.

For the 12 month period under review, the Fund returned +16.64%. The three sectors providing the greatest contributions to performance were: financial, communication services and energy. Only two sectors, consumer discretionary and utilities detracted from performance. While companies in Switzerland contributed the most to performance, those in the U.S. detracted the most.

Morningstar Wide Moat

VanEck Morningstar Wide Moat ETF (MOAT®), now with a nine year track record, seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Morningstar® Wide Moat Focus IndexSM (MWMFTR). The index targets U.S. companies with sustainable competitive advantages, i.e., “moats,” and attractive valuations in the view of Morningstar’s team of more than 100 equity analysts.3

According to the forward-looking process of Morningstar’s Equity Research group, companies with moats have the potential to create above-average returns for longer periods of time. The index’s approach to investing in U.S. companies with wide economic moats when they are attractively priced has resulted in long-term outperformance versus the broad U.S. equity market.4

The Fund returned +36.11% for the 12 month period under review. The primary drivers of performance were the Fund’s exposure to the financial, information technology and industrial sectors. Only one sector detracted from performance, utilities, and then only minimally.

Social Sentiment

Launched in March 2021 as a means of providing exposure to U.S. large cap stocks with the highest degree of positive social sentiment and bullish investor perception, based on content aggregated from online sources including social media, news articles, blog posts and other alternative datasets, VanEck Social Sentiment ETF (BUZZ) seeks to track, as closely as possible, before fees and expenses, the price and yield performance of the BUZZ NextGen AI US Sentiment Leaders Index (BUZZTR).

Over the period from inception to September 30, 2021, the Fund returned -1.38%. While the information technology sector contributed by far the most positively to performance, followed by the health care and communication services sectors, their aggregate contribution (together with those of the three other positively-contributing sectors) were outweighed by the negative contributions from the industrial, consumer discretionary, materials and energy sectors.

1 Global Industry Classification Standard (GICS®) is a widely accepted equity securities classification system developed by Morgan Stanley Capital International (MSCI) and Standard & Poor’s.

2 Allocations to equities (long) represented by the S&P 500® Index. The S&P 500 Index consists of 500 widely held U.S. common stocks covering the industrial, utility, financial and transportation sectors. Allocations to cash (flat) represented by the Solactive 13-week U.S. T-bill Index. The Solactive 13-week U.S. T-bill Index is a rules-based index mirroring the performance of the current U.S. 13-week T-bill.

3 Equity analysts referred to are part of Morningstar’s Equity Research group which consists of various wholly-owned subsidiaries of Morningstar, Inc., including but not limited to, Morningstar Research Services LLC.

4 Based on the Morningstar Wide Moat Focus Index versus the Morningstar US Market Index from the period 2/14/2007–9/30/2021.

4

VANECK INFLATION ALLOCATION ETF

PERFORMANCE COMPARISON

September 30, 2021 (unaudited)

Average Annual Total Return
	Share Price	NAV	BCOMTR[1]
One Year	34.00%	34.11%	42.29%
Life*	2.90%	2.91%	5.19%

*	Commencement of Fund: 4/9/18; First Day of Secondary Market Trading: 4/10/18.

[1]	The Bloomberg Commodity Index (BCOMTR) is the Fund’s broad-based benchmark index. BCOMTR is calculated on an excess return basis and reflects commodity futures price movements.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 12 for more information.

5

VANECK LONG/FLAT TREND ETF

PERFORMANCE COMPARISON

September 30, 2021 (unaudited)

Average Annual Total Return
	Share Price	NAV	NDRCMGLF[1]	SPTR[2]
One Year	29.15%	29.29%	30.00%	30.00%
Life*	13.89%	13.84%	14.54%	16.30%

*	Commencement of Fund: 10/4/17; First Day of Secondary Market Trading: 10/5/17.

[1]	The Ned Davis Research CMG US Large Cap Long/Flat Index (the “NDR CMG Index”) (NDRCMGLF) is a rules-based index that follows a proprietary model developed by Ned Davis Research, Inc. in conjunction with CMG Capital Management Group, Inc. To help limit potential loss associated with adverse market conditions, the model produces trade signals to dictate the NDR CMG Index’s equity allocation ranging from 100% fully invested (i.e., “long”) to 100% in cash (i.e., “flat”). When the NDR CMG Index is long, or 100% fully invested, it will be allocated to the S&P 500 Index. When the NDR CMG Index is flat, or 100% cash, it will be allocated to the Solactive 13-week U.S. T-bill Index.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 12 for more information.

6

VANECK MORNINGSTAR DURABLE DIVIDEND ETF

PERFORMANCE COMPARISON

September 30, 2021 (unaudited)

Average Annual Total Return
	Share Price	NAV	MSUSDVTU[1]	SPTR[2]
One Year	17.81%	17.89%	18.22%	30.00%
Life*	10.04%	9.99%	10.28%	19.78%

*	Commencement of Fund: 10/30/18; First Day of Secondary Market Trading: 10/31/18.

[1]	The Morningstar® US Dividend Valuation IndexSM (MSUSDVTU) is a rules-based index intended to offer exposure to companies that Morningstar determines have a high dividend yield, strong financial health and an attractive uncertainty-adjusted valuation.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 12 for more information.

7

VANECK MORNINGSTAR GLOBAL WIDE MOAT ETF

PERFORMANCE COMPARISON

September 30, 2021 (unaudited)

Average Annual Total Return
	Share Price	NAV	MSGWMFNU[1]	SPTR[2]
One Year	22.96%	22.99%	23.61%	30.00%
Life*	17.81%	17.69%	18.00%	19.78%

*	Commencement of Fund: 10/30/18; First Day of Secondary Market Trading: 10/31/18.

[1]	The Morningstar® Global Wide Moat Focus IndexSM (MSGWMFNU) is a rules-based index intended to offer exposure to companies that Morningstar determines have sustainable competitive advantages based on a proprietary methodology that considers quantitative and qualitative factors.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 12 for more information.

8

VANECK MORNINGSTAR INTERNATIONAL MOAT ETF

PERFORMANCE COMPARISON

September 30, 2021 (unaudited)

Average Annual Total Return
	Share Price	NAV	MGEUMFUN[1]	SPTR[2]
One Year	16.93%	16.64%	18.06%	30.00%
Five Year	6.93%	6.95%	7.69%	16.90%
Life*	4.64%	4.63%	5.36%	14.45%

*	Commencement of Fund: 7/13/15; First Day of Secondary Market Trading: 7/14/15.

[1]	Morningstar® Global ex-US Moat Focus IndexSM (MGEUMFUN) is a rules-based index intended to offer exposure to companies that Morningstar determines have sustainable competitive advantages based on a proprietary methodology that considers quantitative and qualitative factors (“wide and narrow moat companies”).

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 12 for more information.

9

VANECK MORNINGSTAR WIDE MOAT ETF

PERFORMANCE COMPARISON

September 30, 2021 (unaudited)

Average Annual Total Return
	Share Price	NAV	MWMFTR[1]	SPTR[2]
One Year	36.15%	36.11%	36.88%	30.00%
Five Year	18.14%	18.18%	18.74%	16.90%
Life*	16.07%	16.08%	16.65%	15.18%

*	Commencement of Fund: 4/24/12; First Day of Secondary Market Trading: 4/25/12.

[1]	Morningstar® Wide Moat Focus IndexSM (MWMFTR) is a rules-based index intended to offer exposure to companies that Morningstar, Inc. determines have sustainable competitive advantages based on a proprietary methodology that considers quantitative and qualitative factors (“wide moat companies”).

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 12 for more information.

10

VANECK SOCIAL SENTIMENT ETF

PERFORMANCE COMPARISON

September 30, 2021 (unaudited)

Average Annual Total Return
	Share Price	NAV	BUZZTR[1]	SPTR[2]
Life*	(1.36)%	(1.38)%	(1.12)%	12.22%

*	Commencement of Fund: 3/2/21; First Day of Secondary Market Trading: 3/3/21.

[1]	The BUZZ NextGen AI US Sentiment Leaders Index (BUZZTR) is designed to track the performance of a subset of U.S. companies which are selected by analyzing data from online sources to identify those companies which rank highest in terms of bullish perception and breadth of discussion.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 12 for more information.

11

VANECK ETF TRUST

ABOUT FUND PERFORMANCE

(unaudited)

The price used to calculate market return (Share Price) is determined by using the closing price listed on its primary listing exchange. Since the shares of each Fund did not trade in the secondary market until after each Fund’s commencement, for the period from commencement to the first day of secondary market trading in shares of each Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for each Fund reflects temporary waivers of expenses and/or fees. Had each Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of each Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund returns reflect reinvestment of dividends and capital gains distributions. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Certain indices may take into account withholding taxes. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

The Morningstar® Global ex-US Moat Focus IndexSM, Morningstar® Global Wide Moat Focus IndexSM, Morningstar® US Dividend Valuation IndexSM and Morningstar® Wide Moat Focus IndexSM are published by Morningstar. The Morningstar name and logo are registered trademarks of Morningstar. Morningstar Global ex-US Moat Focus IndexSM, Morningstar Global Wide Moat Focus IndexSM, Morningstar® US Dividend Valuation IndexSM and Morningstar Wide Moat Focus IndexSM are service marks of Morningstar. The Ned Davis Research CMG US Large Cap Long/Flat Index is published by Ned Davis Research, Inc. (“NDR”). The BUZZ NextGen AI US Sentiment Leaders Index is published by BUZZ Holdings ULC.

Morningstar, NDR and BUZZ Holdings ULC are referred to herein as the “Index Providers”. The Index Providers do not sponsor, endorse, or promote the Funds and bear no liability with respect to the Funds or any security.

12

VANECK ETF TRUST

EXPLANATION OF EXPENSES

(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2021 to September 30, 2021.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Annualized Expense Ratio During Period	Expenses Paid During the Period April 1, 2021 - September 30, 2021*
Inflation Allocation ETF
Actual	$1,000.00	$1,061.30	0.55%	$2.84
Hypothetical**	$1,000.00	$1,022.31	0.55%	$2.79
Long/Flat Trend ETF
Actual	$1,000.00	$1,086.80	0.55%	$2.88
Hypothetical**	$1,000.00	$1,022.31	0.55%	$2.79
Morningstar Durable Dividend ETF
Actual	$1,000.00	$1,027.70	0.29%	$1.47
Hypothetical**	$1,000.00	$1,023.61	0.29%	$1.47
Morningstar Global Wide Moat ETF
Actual	$1,000.00	$1,046.40	0.52%	$2.67
Hypothetical**	$1,000.00	$1,022.46	0.52%	$2.64
Morningstar International Moat ETF
Actual	$1,000.00	$942.10	0.57%	$2.78
Hypothetical**	$1,000.00	$1,022.21	0.57%	$2.89
Morningstar Wide Moat ETF
Actual	$1,000.00	$1,059.30	0.46%	$2.37
Hypothetical**	$1,000.00	$1,022.76	0.46%	$2.33
13

VANECK ETF TRUST

EXPLANATION OF EXPENSES

(unaudited) (continued)

	Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Annualized Expense Ratio During Period	Expenses Paid During the Period April 1, 2021 - September 30, 2021*
Social Sentiment ETF
Actual	$1,000.00	$1,021.30	0.75%	$3.80
Hypothetical**	$1,000.00	$1,021.31	0.75%	$3.80

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended September 30, 2021), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).
**	Assumes annual return of 5% before expenses
14

VANECK INFLATION ALLOCATION ETF

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2021

	Number of Shares	Value
EXCHANGE TRADED FUNDS: 99.8% (a)
Energy Select Sector SPDR Fund †	13,294	$692,484
First Trust NASDAQ Clean Edge Green Energy Index Fund	3,126	195,688
Global X US Infrastructure Development ETF	36,140	918,317
Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF †	171,308	3,606,034
Invesco Solar ETF	2,437	194,838
iShares Global Infrastructure ETF	20,431	937,783
iShares Gold Strategy ETF	14,865	798,845
iShares Gold Trust	6,254	208,946
iShares MSCI Global Metals & Mining Producers ETF †	10,824	441,403
Nuveen Short-Term REIT ETF	5,790	204,329
Purpose Bitcoin ETF	48,131	395,637
SPDR Gold MiniShares Trust	11,986	209,276
VanEck Agribusiness ETF ‡	8,599	784,573
VanEck Energy Income ETF ‡	18,068	980,050
VanEck Gold Miners ETF † ‡	23,328	687,476
VanEck Low Carbon Energy ETF † ‡	2,676	398,697
VanEck Merk Gold Shares	35,943	614,266
VanEck Mortgage REIT Income ETF ‡	9,938	189,021
VanEck Oil Services ETF ‡	2,438	480,310
VanEck Steel ETF ‡	8,842	488,167
VanEck Vectors Unconventional Oil & Gas ETF ‡	4,688	667,902
Vanguard Real Estate ETF †	23,876	2,430,099

Total Exchange Traded Funds (Cost: $15,461,586)		16,524,141

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 0.1%
(Cost: $17,691)
Money Market Fund: 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio	17,691	17,691
Total Investments: 99.9%
(Cost: $15,479,277)		16,541,832
Other assets less liabilities: 0.1%		13,612
NET ASSETS: 100.0%		$16,555,444

Footnotes:

(a)	Each underlying fund’s shareholder reports and registration documents are available free of charge on the SEC’s website at https:// www.sec.gov.

†	Security fully or partially on loan. Total market value of securities on loan is $3,377,660.

‡	Affiliated issuer – as defined under the Investment Company Act of 1940.

See Notes to Financial Statements

15

VANECK INFLATION ALLOCATION ETF

CONSOLIDATED SCHEDULE OF INVESTMENTS

(continued)

Summary of Investments by Sector	% of
Excluding Collateral for Securities Loaned	Investments	Value
Agribusiness	4.7%	$784,573
Digital Currency	2.4	395,637
Diversified Commodities Futures	21.8	3,606,034
Energy	14.9	2,461,757
Global Metals and Mining	2.7	441,403
Gold Bullion	11.1	1,831,333
Gold Mining	4.2	687,476
Industrials	5.6	918,317
Oil Services	2.9	480,310
Real Estate Investment Trusts	17.1	2,823,449
Steel	2.9	488,167
Unconventional Oil & Gas	4.0	667,902
Utilities	5.7	937,783
	100.0%	$16,524,141

Transactions in securities of affiliates for the period ended September 30, 2021:

	Value 9/30/2020	Purchases	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Net Change in Unrealized Appreciation (Depreciation)		Value 9/30/2021

VanEck Agribusiness ETF	$659,441	$1,420,329	$(1,448,848)	$142,467	$10,276	$11,184		$784,573
VanEck Energy Income ETF	404,867	1,229,347	(872,681)	98,759 (a)	4,310	154,638	(b)	980,050
VanEck Gold Miners ETF	473,870	1,161,596	(754,738)	(42,071)	3,812	(151,181)		687,476
VanEck Low Carbon Energy ETF	437,983	1,515,634	(1,515,848)	76,468	431	(115,540)		398,697
VanEck Mortgage REIT Income ETF	–	210,303	(14,760)	(126)	1,176	(5,501	)(c)	189,021
VanEck Oil Services ETF	244,277	726,252	(690,780)	116,192	5,579	84,369		480,310
VanEck Steel ETF	341,239	832,355	(829,734)	125,857	10,835	18,450		488,167
VanEck Vectors Coal ETF	349,211	–	(391,053)	60,691	–	(18,849)		–
VanEck Vectors Unconventional Oil & Gas ETF	265,145	778,133	(717,536)	132,856	6,883	209,304		667,902
	$3,176,033	$7,873,949	$(7,235,978)	$711,093	$43,302	$186,874		$4,676,196

(a)	Includes Return of Capital distribution reclassification of $7,955.
(b)	Includes Return of Capital distribution reclassification of $26,925.
(c)	Includes Return of Capital distribution reclassification of $895.

The summary of inputs used to value the Fund’s investments as of September 30, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Exchange Traded Funds	$16,524,141	$—	$—	$16,524,141
Money Market Fund	17,691	—	—	17,691
Total Investments	$16,541,832	$—	$—	$16,541,832

See Notes to Financial Statements

16

VANECK LONG/FLAT TREND ETF

SCHEDULE OF INVESTMENTS

September 30, 2021

	Number of Shares	Value
EXCHANGE TRADED FUND: 99.8% (a)
(Cost: $32,328,428)
Vanguard S&P 500 ETF †	103,655	$40,881,532

Total Investments: 99.8% (Cost: $32,328,428)		40,881,532
Other assets less liabilities: 0.2%		77,934
NET ASSETS: 100.0%		$40,959,466

Footnotes:

(a)	The underlying fund’s shareholder reports and registration documents are available free of charge on the SEC’s website at https://www. sec.gov.

†	Security fully or partially on loan. Total market value of securities on loan is $6,769,482.

Summary of Investments by Sector	% of Investments	Value
Exchanged Traded Fund	100.0%	$40,881,532

The summary of inputs used to value the Fund’s investments as of September 30, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Exchange Traded Funds	$40,881,532	$—	$—	$40,881,532

See Notes to Financial Statements

17

VANECK MORNINGSTAR DURABLE DIVIDEND ETF

SCHEDULE OF INVESTMENTS

September 30, 2021

	Number of Shares	Value
COMMON STOCKS: 99.4%
Automobiles & Components: 0.1%
Gentex Corp.	1,201	$39,609
Banks: 5.1%
JPMorgan Chase & Co.	15,923	2,606,436
Capital Goods: 7.7%
3M Co.	5,832	1,023,050
Emerson Electric Co.	3,755	353,721
General Dynamics Corp.	1,646	322,665
Honeywell International, Inc.	3,679	780,978
Hubbell, Inc.	344	62,151
L3Harris Technologies, Inc.	1,067	234,996
Lincoln Electric Holdings, Inc.	284	36,576
Lockheed Martin Corp.	2,319	800,287
MSC Industrial Direct Co., Inc.	552	44,265
Northrop Grumman Corp.	802	288,840
		3,947,529
Consumer Services: 4.0%
McDonald’s Corp.	5,162	1,244,610
Starbucks Corp.	5,749	634,172
Yum! Brands, Inc.	1,441	176,249
		2,055,031
Diversified Financials: 3.0%
BlackRock, Inc.	765	641,575
CME Group, Inc.	2,084	403,004
Cohen & Steers, Inc.	150	12,565
Evercore, Inc.	246	32,883
Federated Hermes, Inc.	1,023	33,248
Franklin Resources, Inc.	3,092	91,894
Janus Henderson Group Plc	1,913	79,064
T Rowe Price Group, Inc.	1,327	261,021
		1,555,254
Energy: 1.3%
The Williams Companies, Inc.	25,468	660,640
Food & Staples Retailing: 1.8%
Walmart, Inc.	6,539	911,406
Food, Beverage & Tobacco: 16.5%
Altria Group, Inc.	40,094	1,825,079
Hormel Foods Corp.	2,047	83,927
Keurig Dr Pepper, Inc.	3,369	115,085
Mondelez International, Inc.	9,318	542,121
PepsiCo, Inc.	11,705	1,760,549
Philip Morris International, Inc.	23,116	2,191,166
The Coca-Cola Co.	36,603	1,920,559
		8,438,486
Health Care Equipment & Services: 1.8%
Medtronic Plc	7,577	949,777
Household & Personal Products: 0.9%
Colgate-Palmolive Co.	6,193	468,067
Insurance: 1.9%
Allstate Corp.	2,149	273,589
Chubb Ltd.	2,483	430,751
Travelers Cos, Inc.	1,743	264,953
		969,293
Materials: 1.2%
Air Products and Chemicals, Inc.	1,506	385,702
	Number of Shares	Value
Materials (continued)
International Flavors & Fragrances, Inc.	1,624	$217,161
Valvoline, Inc.	932	29,060
		631,923
Media & Entertainment: 2.6%
Comcast Corp.	23,416	1,309,657
Pharmaceuticals, Biotechnology & Life Sciences: 20.3%
AbbVie, Inc.	22,222	2,397,087
Amgen, Inc.	5,733	1,219,123
Bristol-Myers Squibb Co.	21,154	1,251,682
Gilead Sciences, Inc.	15,541	1,085,539
Johnson & Johnson	14,682	2,371,143
Merck & Co., Inc.	27,593	2,072,510
		10,397,084
Semiconductors & Semiconductor Equipment: 5.0%
Analog Devices, Inc.	2,830	473,968
Qualcomm, Inc.	6,658	858,749
Texas Instruments, Inc.	6,402	1,230,529
		2,563,246
Software & Services: 0.2%
Western Union Co.	5,616	113,555
Technology Hardware & Equipment: 4.0%
Cisco Systems, Inc.	33,541	1,825,637
Corning, Inc.	5,984	218,356
		2,043,993
Telecommunication Services: 10.0%
AT&T, Inc.	96,794	2,614,406
Cogent Communications Holdings, Inc.	557	39,458
Verizon Communications, Inc.	45,615	2,463,666
		5,117,530
Transportation: 0.6%
Norfolk Southern Corp.	1,286	307,675
Utilities: 11.4%
Alliant Energy Corp.	2,081	116,494
Ameren Corp.	1,957	158,517
American Electric Power Co., Inc.	5,219	423,678
Atmos Energy Corp.	1,070	94,374
Avangrid, Inc. (USD)	728	35,381
Consolidated Edison, Inc.	4,417	320,630
Dominion Energy, Inc.	9,405	686,753
DTE Energy Co.	2,186	244,198
Duke Energy Corp.	9,084	886,508
NextEra Energy, Inc.	10,930	858,224
NiSource, Inc.	4,356	105,546
OGE Energy Corp.	2,893	95,353
PPL Corp.	13,444	374,819
Sempra Energy	3,230	408,595
Southern Co.	13,116	812,798

See Notes to Financial Statements

18

	Number of Shares	Value
Utilities (continued)
WEC Energy Group, Inc.	2,793	$246,343
		5,868,211
Total Common Stocks
(Cost: $49,336,162)		50,954,402
Total Investments: 99.4%
(Cost: $49,336,162)		50,954,402
Other assets less liabilities: 0.6%		282,770
NET ASSETS: 100.0%		$51,237,172

Definitions:

USD	United States Dollar

Summary of Investments by Sector	% of Investments	Value
Communication Services	12.6%	$6,427,187
Consumer Discretionary	4.1	2,094,640
Consumer Staples	19.3	9,817,959
Energy	1.3	660,640
Financials	10.1	5,130,983
Health Care	22.3	11,346,861
Industrials	8.4	4,255,204
Information Technology	9.2	4,720,794
Materials	1.2	631,923
Utilities	11.5	5,868,211
	100.0%	$50,954,402

The summary of inputs used to value the Fund’s investments as of September 30, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks *	$50,954,402	$—	$—	$50,954,402

*	See Schedule of Investments for industry sector breakouts.

See Notes to Financial Statements

19

VANECK MORNINGSTAR GLOBAL WIDE MOAT ETF

SCHEDULE OF INVESTMENTS

September 30, 2021

	Number of Shares	Value
COMMON STOCKS: 99.9%
Argentina: 1.2%
MercadoLibre, Inc. (USD) *	134	$225,040
Australia: 3.8%
Australia & New Zealand Banking Group Ltd. #	8,892	178,426
National Australia Bank Ltd. #	9,510	187,391
Westpac Banking Corp. #	19,988	369,341
		735,158
Belgium: 0.8%
Anheuser-Busch InBev SA/NV #	2,585	146,690
Canada: 4.0%
Royal Bank of Canada	3,888	386,790
Toronto-Dominion Bank	5,870	388,522
		775,312
China: 2.6%
Tencent Holdings Ltd. (HKD) #	2,400	143,277
Yum China Holdings, Inc. (USD)	6,212	360,979
		504,256
Denmark: 1.2%
Novo Nordisk A/S #	2,351	226,749
France: 4.0%
Airbus SE # *	2,937	389,577
Safran SA #	2,986	377,867
		767,444
Germany: 1.2%
GEA Group AG # *	4,830	220,697
Japan: 3.8%
Hoshizaki Corp. #	2,000	181,451
Japan Tobacco, Inc. #	10,100	197,406
Nabtesco Corp. #	9,100	343,206
		722,063
Sweden: 0.8%
Elekta AB # †	14,464	162,091
Switzerland: 4.0%
Julius Baer Group Ltd. #	5,959	395,532
Novartis AG #	2,279	186,696
Roche Holding AG #	516	188,143
		770,371
Taiwan: 1.9%
Taiwan Semiconductor Manufacturing Co. Ltd. #	18,000	372,278
United Kingdom: 8.5%
AstraZeneca Plc #	1,756	211,778
BAE Systems Plc #	26,089	197,739
British American Tobacco Plc #	5,361	187,523
GlaxoSmithKilne Plc #	10,047	189,753
Imperial Brands Plc #	18,222	381,412
Meggitt Plc # *	28,898	285,309
Unilever Plc #	3,209	173,852
		1,627,366
United States: 62.1%
3M Co.	989	173,490
Alphabet, Inc. *	150	401,028
Altria Group, Inc.	3,941	179,394
Amazon.com, Inc. *	55	180,677
	Number of Shares	Value
United States (continued)
Applied Materials, Inc.	1,501	$193,224
Aspen Technology, Inc. *	1,387	170,324
Bank of New York Mellon Corp.	3,785	196,214
Berkshire Hathaway, Inc. *	1,417	386,756
Biogen, Inc. *	624	176,586
Blackbaud, Inc. *	5,447	383,196
BlackRock, Inc.	217	181,989
Boeing Co. *	949	208,723
Bristol-Myers Squibb Co.	5,986	354,192
Cheniere Energy, Inc. *	2,229	217,706
Comcast Corp.	3,390	189,603
Compass Minerals International, Inc.	6,327	407,459
Constellation Brands, Inc.	1,760	370,814
Corteva, Inc.	9,052	380,908
Emerson Electric Co.	4,035	380,097
Equifax, Inc.	728	184,490
Facebook, Inc. *	1,120	380,117
General Dynamics Corp.	981	192,305
Gilead Sciences, Inc.	2,790	194,881
Intel Corp.	3,743	199,427
Intercontinental Exchange, Inc.	1,686	193,586
Lam Research Corp.	344	195,788
Masco Corp.	3,361	186,704
McDonald’s Corp.	1,667	401,930
Medtronic Plc	3,033	380,187
Microchip Technology, Inc.	1,300	199,537
Microsoft Corp.	1,407	396,661
Pfizer, Inc.	4,312	185,459
Philip Morris International, Inc.	3,906	370,250
Polaris, Inc.	3,219	385,186
Roper Technologies, Inc.	837	373,411
Salesforce.com, Inc. *	798	216,434
ServiceNow, Inc. *	670	416,921
The Coca-Cola Co.	3,519	184,642
Thermo Fisher Scientific, Inc.	395	225,675
Tyler Technologies, Inc. *	415	190,340
Veeva Systems, Inc. *	1,283	369,722
Wells Fargo & Co.	9,221	427,947
Western Union Co.	8,263	167,078
Zimmer Biomet Holdings, Inc.	1,203	176,071
		11,927,129
Total Common Stocks (Cost: $16,262,612)		19,182,644
Total Investments: 99.9% (Cost: $16,262,612)		19,182,644
Other assets less liabilities: 0.1%		27,356
NET ASSETS: 100.0%		$19,210,000

See Notes to Financial Statements

20

Definitions:

HKD	Hong Kong Dollar
USD	United States Dollar

Footnotes:

*	Non-income producing
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $5,894,184 which represents 30.7% of net assets.
†	Security fully or partially on loan. Total market value of securities on loan is $153,978.

Summary of Investments by Sector	% of Investments	Value
Communication Services	5.8%	$1,114,024
Consumer Discretionary	8.1	1,553,813
Consumer Staples	11.4	2,191,983
Energy	1.1	217,706
Financials	17.2	3,292,495
Health Care	16.9	3,227,983
Industrials	19.3	3,695,066
Information Technology	16.1	3,101,207
Materials	4.1	788,367
	100.0%	$19,182,644

The summary of inputs used to value the Fund’s investments as of September 30, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Argentina	$225,040	$—	$—	$225,040
Australia	—	735,158	—	735,158
Belgium	—	146,690	—	146,690
Canada	775,312	—	—	775,312
China	360,979	143,277	—	504,256
Denmark	—	226,749	—	226,749
France	—	767,444	—	767,444
Germany	—	220,697	—	220,697
Japan	—	722,063	—	722,063
Sweden	—	162,091	—	162,091
Switzerland	—	770,371	—	770,371
Taiwan	—	372,278	—	372,278
United Kingdom	—	1,627,366	—	1,627,366
United States	11,927,129	—	—	11,927,129
Total Investments	$13,288,460	$5,894,184	$—	$19,182,644

See Notes to Financial Statements

21

VANECK MORNINGSTAR INTERNATIONAL MOAT ETF

SCHEDULE OF INVESMENTS

September 30, 2021

	Number of Shares	Value
COMMON STOCKS: 100.1%
Australia: 3.9%
Link Administration Holdings Ltd. #	412,407	$1,292,175
Telstra Corp. Ltd. #	280,784	786,132
Westpac Banking Corp. #	37,396	691,009
		2,769,316
Belgium: 2.8%
Anheuser-Busch InBev SA/NV #	22,265	1,263,467
Proximus SADP #	35,551	705,856
		1,969,323
China: 13.3%
Agricultural Bank of China Ltd. #	1,516,000	689,548
ANTA Sports Products Ltd. (HKD) #	33,000	623,155
Bank of China Ltd. (HKD) #	2,076,000	733,524
BOC Hong Kong Holdings Ltd. (HKD) #	448,500	1,351,518
China Education Group Holdings Ltd. (HKD) # †	333,000	574,398
China Gas Holdings Ltd. (HKD) #	245,200	724,184
China Resources Pharmaceutical Group Ltd. (HKD) 144A #	1,227,500	602,476
Innovent Biologics, Inc. (HKD) 144A # *	86,500	833,016
Shanghai Pharmaceuticals Holding Co. Ltd. (HKD) #	344,200	667,127
Sinopharm Group Co. Ltd. (HKD) #	265,600	696,021
Tencent Holdings Ltd. (HKD) #	9,500	567,138
Yum China Holdings, Inc. (USD)	11,572	672,449
Yutong Bus Co. Ltd. #	378,120	663,467
		9,398,021
Denmark: 2.0%
Danske Bank A/S #	85,197	1,436,111
France: 9.2%
Accor SA # *	21,139	754,149
Dassault Aviation SA #	12,800	1,439,582
Safran SA #	5,936	751,178
Sanofi #	14,523	1,398,766
Sodexo SA # *	8,512	744,297
Thales SA #	14,694	1,425,402
		6,513,374
Germany: 5.8%
Bayerische Motoren Werke AG #	14,827	1,408,982
Continental AG # *	10,816	1,174,778
Fresenius SE & Co. KGaA #	28,216	1,351,263
Vitesco Technologies Group AG *	2,067	122,197
		4,057,220
Hong Kong: 1.8%
Sun Hung Kai Properties Ltd. #	99,500	1,242,391
Italy: 2.9%
Leonardo SpA # *	179,386	1,467,806
	Number of Shares	Value
Italy (continued)
Telecom Italia SpA #	1,451,531	$567,858
		2,035,664
Japan: 3.3%
Japan Tobacco, Inc. #	36,000	703,623
KDDI Corp. #	23,800	781,604
Murata Manufacturing Co. Ltd. #	9,800	864,658
		2,349,885
Luxembourg: 3.9%
Millicom International Cellular SA (SDR) # *	38,180	1,383,686
Samsonite International SA (HKD) 144A # *	653,100	1,402,533
		2,786,219
Mexico: 1.3%
America Movil SAB de CV	999,000	887,914
Netherlands: 6.9%
ABN AMRO Bank NV 144A # * †	112,737	1,627,341
ING Groep NV # †	110,462	1,606,784
Koninklijke KPN NV #	238,878	752,081
Royal Dutch Shell Plc (GBP) #	38,723	861,775
		4,847,981
Singapore: 5.2%
CapitaLand Integrated Commercial Trust #	1,007,308	1,500,161
CapitaLand Investment Ltd. *	280,000	701,237
Singapore Technologies Engineering Ltd. #	514,700	1,436,968
		3,638,366
South Korea: 3.1%
KT Corp. #	25,461	696,341
SK Telecom Co. Ltd. #	5,374	1,459,666
		2,156,007
Spain: 3.1%
Banco Santander SA # *	394,788	1,430,806
Telefonica SA # *	159,611	749,375
		2,180,181
Sweden: 3.4%
Svenska Handelsbanken AB #	69,365	777,366
Swedbank AB #	79,891	1,612,053
		2,389,419
Switzerland: 4.2%
Credit Suisse Group AG #	74,800	738,032
Dufry AG # *	14,120	792,444
Roche Holding AG #	1,833	668,344
Zurich Insurance Group AG #	1,847	754,547
		2,953,367
Taiwan: 4.8%
MediaTek, Inc. #	22,000	708,124
Taiwan Semiconductor Manufacturing Co. Ltd. #	67,000	1,385,700
Win Semiconductors Corp. #	120,000	1,319,493
		3,413,317
United Kingdom: 18.3%
British American Tobacco Plc #	19,051	666,388
BT Group Plc # *	314,687	675,105
GlaxoSmithKilne Plc #	35,703	674,304

See Notes to Financial Statements

22

	Number of Shares	Value
United Kingdom (continued)
Hang Seng Bank Ltd. (HKD) #	39,800	$681,726
HSBC Holdings Plc #	264,152	1,382,140
Imperial Brands Plc #	67,968	1,422,665
Lloyds Banking Group Plc #	2,423,005	1,509,192
Meggitt Plc # *	113,222	1,117,836
Smiths Group Plc #	35,556	686,102
Swire Properties Ltd. (HKD) #	517,200	1,292,079
Vodafone Group Plc #	855,041	1,302,026
WPP Plc #	109,531	1,468,483
		12,878,046
	Number of Shares	Value
United States: 0.9%
MGM China Holdings Ltd. (HKD) # * †	448,800	$279,400
Sands China Ltd. (HKD) # *	167,200	342,175
		621,575
Total Common Stocks (Cost: $70,163,510)		70,523,697
Total Investments: 100.1% (Cost: $70,163,510)		70,523,697
Liabilities in excess of other assets: (0.1)%		(86,868)
NET ASSETS: 100.0%		$70,436,829

Definitions:
GBP	British Pound
HKD	Hong Kong Dollar
SDR	Swedish Depositary Receipt
USD	United States Dollar

Footnotes:
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $68,139,900 which represents 96.7% of net assets.
†	Security fully or partially on loan. Total market value of securities on loan is $3,438,469.
*	Non-income producing
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted $4,465,366, or 6.3% of net assets.

Summary of Investments by Sector	% of Investments	Value
Communication Services	18.1%	$12,783,264
Consumer Discretionary	12.6	8,890,956
Consumer Staples	5.8	4,056,143
Energy	1.2	861,775
Financials	24.2	17,021,697
Health Care	9.9	6,891,319
Industrials	12.7	8,988,340
Information Technology	7.8	5,570,151
Real Estate	6.7	4,735,868
Utilities	1.0	724,184
	100.0%	$70,523,697

See Notes to Financial Statements

23

VANECK MORNINGSTAR INTERNATIONAL MOAT ETF

SCHEDULE OF INVESMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of September 30, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$2,769,316	$—	$2,769,316
Belgium	—	1,969,323	—	1,969,323
China	672,449	8,725,572	—	9,398,021
Denmark	—	1,436,111	—	1,436,111
France	—	6,513,374	—	6,513,374
Germany	122,197	3,935,023	—	4,057,220
Hong Kong	—	1,242,391	—	1,242,391
Italy	—	2,035,664	—	2,035,664
Japan	—	2,349,885	—	2,349,885
Luxembourg	—	2,786,219	—	2,786,219
Mexico	887,914	—	—	887,914
Netherlands	—	4,847,981	—	4,847,981
Singapore	701,237	2,937,129	—	3,638,366
South Korea	—	2,156,007	—	2,156,007
Spain	—	2,180,181	—	2,180,181
Sweden	—	2,389,419	—	2,389,419
Switzerland	—	2,953,367	—	2,953,367
Taiwan	—	3,413,317	—	3,413,317
United Kingdom	—	12,878,046	—	12,878,046
United States	—	621,575	—	621,575
Total Investments	$2,383,797	$68,139,900	$—	$70,523,697

See Notes to Financial Statements

24

VANECK MORNINGSTAR WIDE MOAT ETF

SCHEDULE OF INVESTMENTS

September 30, 2021

	Number of Shares	Value
COMMON STOCKS: 99.9%
Banks: 2.8%
Wells Fargo & Co.	3,936,166	$182,677,464
Capital Goods: 11.1%
Boeing Co. *	754,533	165,951,988
Emerson Electric Co.	830,345	78,218,499
General Dynamics Corp.	437,749	85,811,936
Lockheed Martin Corp.	458,065	158,078,232
Masco Corp.	1,434,884	79,707,806
Raytheon Technologies Corp.	1,033,051	88,801,064
Roper Technologies, Inc.	177,448	79,164,876
		735,734,401
Commercial & Professional Services: 1.2%
Equifax, Inc.	310,666	78,728,978
Consumer Durables & Apparel: 2.5%
Polaris, Inc.	1,374,108	164,425,763
Consumer Services: 1.3%
McDonald’s Corp.	352,848	85,075,181
Diversified Financials: 3.7%
Berkshire Hathaway, Inc. *	604,695	165,045,453
Intercontinental Exchange, Inc.	719,858	82,654,096
		247,699,549
Energy: 2.8%
Cheniere Energy, Inc. *	1,933,132	188,809,002
Food, Beverage & Tobacco: 12.2%
Altria Group, Inc.	3,446,983	156,906,666
Campbell Soup Co.	1,989,983	83,201,189
Constellation Brands, Inc.	751,423	158,317,312
Kellogg Co.	2,618,279	167,360,394
Philip Morris International, Inc.	1,667,253	158,038,912
The Coca-Cola Co.	1,502,080	78,814,137
		802,638,610
Health Care Equipment & Services: 7.2%
Cerner Corp.	1,040,412	73,369,854
Medtronic Plc	1,294,635	162,282,497
Veeva Systems, Inc. *	278,632	80,293,383
Zimmer Biomet Holdings, Inc.	1,093,871	160,098,960
		476,044,694
Materials: 5.1%
Compass Minerals
International, Inc. ‡	2,700,902	173,938,089
Corteva, Inc.	3,864,260	162,608,061
		336,546,150
Media & Entertainment: 6.3%
Alphabet, Inc. *	64,009	171,129,342
Comcast Corp.	1,447,231	80,943,630
Facebook, Inc. *	478,073	162,253,195
		414,326,167
Pharmaceuticals, Biotechnology & Life Sciences: 12.3%
Biogen, Inc. *	480,693	136,031,312
Bristol-Myers Squibb Co.	2,555,261	151,194,793
Gilead Sciences, Inc.	2,408,068	168,203,550
Merck & Co., Inc.	2,213,253	166,237,433
Pfizer, Inc.	2,119,999	91,181,157
Thermo Fisher Scientific, Inc.	168,651	96,355,376
		809,203,621
	Number of Shares	Value
Retailing: 2.4%
Amazon.com, Inc. *	47,644	$156,512,446
Semiconductors & Semiconductor
Equipment: 6.3%
Intel Corp.	3,070,627	163,603,007
KLA Corp.	254,218	85,038,463
Lam Research Corp.	146,711	83,500,566
Microchip Technology, Inc.	554,854	85,164,540
		417,306,576
Software & Services: 19.0%
Aspen Technology, Inc. *	1,255,760	154,207,328
Blackbaud, Inc. *	2,325,163	163,575,217
Guidewire Software, Inc. *	1,419,882	168,781,373
Microsoft Corp.	600,653	169,336,094
Salesforce.com, Inc. *	666,458	180,756,739
ServiceNow, Inc. *	155,069	96,494,787
Tyler Technologies, Inc. *	363,628	166,777,982
Western Union Co.	7,514,577	151,944,747
		1,251,874,267
Transportation: 1.3%
CH Robinson Worldwide, Inc.	960,714	83,582,118
Utilities: 2.4%
Dominion Energy, Inc.	2,175,280	158,838,946
Total Common Stocks
(Cost: $6,077,878,429)		6,590,023,933
Total Investments: 99.9%
(Cost: $6,077,878,429)		6,590,023,933
Other assets less liabilities: 0.1%		9,193,451
NET ASSETS: 100.0%		$6,599,217,384

See Notes to Financial Statements

25

VANECK MORNINGSTAR WIDE MOAT ETF

SCHEDULE OF INVESTMENTS

(continued)

Footnotes:

*	Non-income producing
‡	Affiliated issuer – as defined under the Investment Company Act of 1940.

Summary of Investments by Sector	% of Investments	Value
Communication Services	6.3%	$414,326,167
Consumer Discretionary	6.2	406,013,390
Consumer Staples	12.2	802,638,610
Energy	2.9	188,809,002
Financials	6.5	430,377,013
Health Care	19.5	1,285,248,315
Industrials	13.6	898,045,497
Information Technology	25.3	1,669,180,843
Materials	5.1	336,546,150
Utilities	2.4	158,838,946
	100.0%	$6,590,023,933

Transactions in securities of affiliates for the period ended September 30, 2021:

	Value 9/30/2020		Purchases	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Net Change in Unrealized Appreciation (Depreciation)	Value 9/30/2021
Compass Minerals International, Inc.	$	–(a)	$123,593,866	$(49,569,744)	$(1,727,277)	$5,676,150	$5,480,356	$173,938,089

(a)	Security held by the Fund, however not classified as an affiliate at the beginning of the reporting period.

The summary of inputs used to value the Fund’s investments as of September 30, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks *	$6,590,023,933	$—	$—	$6,590,023,933

*	See Schedule of Investments for industry sector breakouts.

See Notes to Financial Statements

26

VANECK SOCIAL SENTIMENT ETF

SCHEDULE OF INVESTMENTS

September 30, 2021

	Number of Shares	Value
COMMON STOCKS: 100.0%
Automobiles & Components: 6.1%
Ford Motor Co. *	212,874	$3,014,296
General Motors Co. *	29,890	1,575,502
QuantumScape Corp. * †	41,618	1,021,306
Tesla, Inc. *	8,175	6,339,550
		11,950,654
Banks: 3.2%
Bank of America Corp.	27,013	1,146,702
Citigroup, Inc.	14,155	993,398
Rocket Cos, Inc.	149,334	2,395,317
Wells Fargo & Co.	35,861	1,664,309
		6,199,726
Capital Goods: 9.5%
Boeing Co. *	18,133	3,988,172
General Electric Co.	8,739	900,379
Lockheed Martin Corp.	7,750	2,674,525
Plug Power, Inc. * †	244,252	6,238,196
Virgin Galactic Holdings, Inc. *	172,558	4,365,717
		18,166,989
Consumer Durables & Apparel: 2.1%
Lululemon Athletica, Inc. *	2,787	1,127,899
Peloton Interactive, Inc. *	33,181	2,888,406
		4,016,305
Consumer Services: 5.4%
Airbnb, Inc. *	12,904	2,164,646
Carnival Corp. *	66,195	1,655,537
DraftKings, Inc. * †	82,134	3,955,573
Penn National Gaming, Inc. *	24,730	1,791,936
Starbucks Corp.	6,408	706,866
		10,274,558
Diversified Financials: 0.4%
Goldman Sachs Group, Inc.	2,191	828,264
Energy: 0.8%
Exxon Mobil Corp.	25,169	1,480,441
Food & Staples Retailing: 1.0%
Walmart, Inc.	13,335	1,858,632
Food, Beverage & Tobacco: 0.4%
Beyond Meat, Inc. * †	6,854	721,452
Materials: 2.5%
Barrick Gold Corp. (USD)	104,476	1,885,792
Cleveland-Cliffs, Inc. * †	84,597	1,675,867
United States Steel Corp.	49,072	1,078,112
		4,639,771
Media & Entertainment: 16.0%
Activision Blizzard, Inc.	10,153	785,741
Alphabet, Inc. *	741	1,981,078
AMC Entertainment Holdings, Inc. *	127,159	4,839,672
Facebook, Inc. *	9,311	3,160,060
Netflix, Inc. *	5,602	3,419,125
	Number of Shares	Value
Media & Entertainment (continued)
Pinterest, Inc. *	33,674	$1,715,690
Roku, Inc. *	13,644	4,275,347
Snap, Inc. *	23,053	1,702,925
Spotify Technology SA (USD) *	3,378	761,199
Twitter, Inc. *	37,126	2,242,039
ViacomCBS, Inc.	48,511	1,916,670
Walt Disney Co. *	23,811	4,028,107
		30,827,653
Pharmaceuticals, Biotechnology & Life
Sciences: 10.3%
AbbVie, Inc.	10,112	1,090,781
Agilent Technologies, Inc.	13,812	2,175,804
Johnson & Johnson	5,048	815,252
Moderna, Inc. *	13,536	5,209,465
Novavax, Inc. *	23,725	4,918,430
Pfizer, Inc.	134,037	5,764,931
		19,974,663
Real Estate: 0.8%
Opendoor Technologies, Inc. * †	78,643	1,614,541
Retailing: 9.4%
Amazon.com, Inc. *	1,766	5,801,381
Chewy, Inc. * †	19,698	1,341,631
GameStop Corp. *	30,975	5,435,183
Macy’s, Inc.	94,457	2,134,728
Target Corp.	10,702	2,448,297
The Home Depot, Inc.	3,059	1,004,147
		18,165,367
Semiconductors & Semiconductor
Equipment: 7.6%
Advanced Micro Devices, Inc. *	58,119	5,980,445
Intel Corp.	22,115	1,178,287
Micron Technology, Inc.	23,903	1,696,635
NVIDIA Corp.	27,819	5,762,984
		14,618,351
Software & Services: 19.6%
BlackBerry Ltd. (USD) *	574,997	5,594,721
C3.ai, Inc. * †	42,763	1,981,637
Crowdstrike Holdings, Inc. *	8,459	2,079,053
Digital Turbine, Inc. *	43,661	3,001,694
DocuSign, Inc. *	4,864	1,252,140
Microsoft Corp.	12,410	3,498,627
Palantir Technologies, Inc. *	236,120	5,676,324
PayPal Holdings, Inc. *	7,582	1,972,912
Salesforce.com, Inc. *	6,859	1,860,298
Shopify, Inc. (USD) *	693	939,556
Snowflake, Inc. *	6,494	1,963,980
Square, Inc. *	7,997	1,918,000
Unity Software, Inc. *	13,101	1,654,001
Visa, Inc.	6,385	1,422,259

See Notes to Financial Statements

27

VANECK SOCIAL SENTIMENT ETF

SCHEDULE OF INVESTMENTS

(continued)

	Number of Shares	Value
Software & Services (continued)
Zoom Video Communications, Inc. *	12,241	$3,201,022
		38,016,224
Technology Hardware & Equipment: 2.9%
Apple, Inc.	40,044	5,666,226
Telecommunication Services: 0.8%
AT&T, Inc.	56,234	1,518,880
	Number of Shares	Value
Transportation: 1.2%
American Airlines Group, Inc. *	51,507	$1,056,924
Uber Technologies, Inc. *	31,555	1,413,664
		2,470,588
Total Common Stocks (Cost: $191,853,624)		193,009,285
Total Investments: 100.0% (Cost: $191,853,624)		193,009,285
Liabilities in excess of other assets: 0.0%		(75,074)
NET ASSETS: 100.0%		$192,934,211

Definitions:
USD	United States Dollar

Footnotes:
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $17,589,466.

Summary of Investments by Sector	% of Investments	Value
Communication Services	16.8%	$32,346,532
Consumer Discretionary	23.0	44,406,883
Consumer Staples	1.4	2,580,084
Energy	0.8	1,480,441
Financials	3.6	7,027,990
Health Care	10.3	19,974,664
Industrials	10.7	20,637,578
Information Technology	30.2	58,300,802
Materials	2.4	4,639,770
Real Estate	0.8	1,614,541
	100.0%	$193,009,285

The summary of inputs used to value the Fund’s investments as of September 30, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks *	$193,009,285	$—	$—	$193,009,285

*	See Schedule of Investments for industry sector breakouts.

See Notes to Financial Statements

28

VANECK ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2021

	Inflation Allocation ETF (a)	Long/Flat Trend ETF	Morningstar Durable Dividend ETF	Morningstar Global Wide Moat ETF
Assets:
Investments, at value (1)
Unaffiliated issuers (2)	$11,847,945	$40,881,532	$50,954,402	$19,182,644
Affiliated issuers (3)	4,676,196	—	—	—
Short-term investments held as collateral for securities loaned (4)	17,691	—	—	—
Cash	81,213	20,999	218,812	65,220
Cash denominated in foreign currency, at value (5)	—	—	—	2,435
Receivables:
Investment securities sold	—	—	—	2,418
Shares of beneficial interest sold	636,747	—	—	—
Due from Adviser	2,262	—	—	—
Dividends and interest	360	142,535	130,629	25,269
Prepaid expenses	1,048	1,058	—	1,052
Total assets	17,263,462	41,046,124	51,303,843	19,279,038
Liabilities:
Payables:
Investment securities purchased	635,020	—	—	2,424
Collateral for securities loaned	17,691	—	—	—
Due to Adviser	—	26,216	11,890	7,778
Deferred Trustee fees	430	1,140	624	212
Accrued expenses	54,877	59,302	54,157	58,624
Total liabilities	708,018	86,658	66,671	69,038
NET ASSETS	$16,555,444	$40,959,466	$51,237,172	$19,210,000
Shares outstanding	650,000	1,025,000	1,675,000	500,000
Net asset value, redemption and offering price per share	$25.47	$39.96	$30.59	$38.42
Net Assets consist of:
Aggregate paid in capital	$25,822,891	$35,198,129	$53,601,809	$15,294,841
Total distributable earnings (loss)	(9,267,447)	5,761,337	(2,364,637)	3,915,159
NET ASSETS	$16,555,444	$40,959,466	$51,237,172	$19,210,000
(1) Value of securities on loan	$3,377,660	$6,769,482	$—	$153,978
(2) Cost of investments - Unaffiliated issuers	$10,997,164	$32,328,428	$49,336,162	$16,262,612
(3) Cost of investments - Affiliated issuers	$4,464,422	$—	$—	$—
(4) Cost of short-term investments held as collateral for securities loaned	$17,691	$—	$—	$—
(5) Cost of cash denominated in foreign currency	$—	$—	$—	$2,424

(a)	Consolidated Statement of Assets and Liabilities

See Notes to Financial Statements

29

VANECK ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2021

	Morningstar International Moat ETF	Morningstar Wide Moat ETF	Social Sentiment ETF
Assets:
Investments, at value (1)
Unaffiliated issuers (2)	$70,523,697	$6,416,085,844	$193,009,285
Affiliated issuers (3)	—	173,938,089	—
Cash	8,425	2,325,019	34,803
Receivables:
Investment securities sold	872,514	—	1,844,710
Shares of beneficial interest sold	—	3,709,826	—
Dividends and interest	196,162	9,708,266	18,589
Prepaid expenses	2,100	20,970	—
Total assets	71,602,898	6,605,788,014	194,907,387
Liabilities:
Payables:
Investment securities purchased	78,981	3,709,437	—
Shares of beneficial interest redeemed	—	—	1,842,896
Line of credit	453,234	—	—
Due to Adviser	24,345	2,508,452	130,280
Due to custodian	533,098	—	—
Deferred Trustee fees	2,055	128,457	—
Accrued expenses	74,356	224,284	—
Total liabilities	1,166,069	6,570,630	1,973,176
NET ASSETS	$70,436,829	$6,599,217,384	$192,934,211
Shares outstanding	2,100,000	90,050,000	7,825,000
Net asset value, redemption and offering price per share	$33.54	$73.28	$24.66
Net Assets consist of:
Aggregate paid in capital	$75,791,854	$6,396,435,130	$221,793,175
Total distributable earnings (loss)	(5,355,025)	202,782,254	(28,858,964)
NET ASSETS	$70,436,829	$6,599,217,384	$192,934,211
(1) Value of securities on loan	$3,438,469	$—	$17,589,466
(2) Cost of investments - Unaffiliated issuers	$70,163,510	$5,919,881,233	$191,853,624
(3) Cost of investments - Affiliated issuers	$—	$157,997,196	$—

See Notes to Financial Statements

30

VANECK ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2021

	Inflation Allocation ETF (a)	Long/Flat Trend ETF	Morningstar Durable Dividend ETF	Morningstar Global Wide Moat ETF
Income:
Dividends - unaffiliated issuers	$61,889	$474,209	$1,634,573	$319,744
Dividends - affiliated issuers	43,302	—	—	—
Interest	66	53	—	54
Securities lending income	19,544	314	1,354	846
Foreign taxes withheld	—	—	—	(11,532)
Total income	124,801	474,576	1,635,927	309,112
Expenses:
Management fees	54,195	162,038	129,126	70,997
Professional fees	68,314	54,615	51,682	53,203
Custody and accounting fees	28,057	25,927	31,599	45,602
Reports to shareholders	8,382	8,121	9,611	7,431
IOPV fees	1,043	1,110	1,045	1,045
Trustees’ fees and expenses	346	769	704	241
Registration fees	8,122	6,082	5,655	4,253
Insurance	1,800	2,003	2,873	1,689
Interest	959	161	1,444	46
Other	3,079	4,215	3,345	4,333
Total expenses	174,297	265,041	237,084	188,840
Waiver of management fees	(54,195)	(86,726)	(106,447)	(70,997)
Expenses assumed by the Adviser	(59,111)	—	—	(35,707)
Net expenses	60,991	178,315	130,637	82,136
Net investment income	63,810	296,261	1,505,290	226,976
Net realized gain (loss) on:
Investments - unaffiliated issuers	410,893	54,124	(500,103)	832,212
Investments - affiliated issuers	(24,557)	—	—	—
In-kind redemptions - unaffiliated issuers	1,033,816	1,913,600	4,195,283	—
In-kind redemptions - affiliated issuers	735,650	—	—	—
Foreign currency transactions and foreign denominated assets and liabilities	—	—	—	3
Net realized gain	2,155,802	1,967,724	3,695,180	832,215
Net change in unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	111,493	5,441,917	1,294,475	1,569,722
Investments – affiliated issuers	186,874	—	—	—
Foreign currency transactions and foreign denominated assets and liabilities	—	—	—	(31)
Net change in unrealized appreciation (depreciation)	298,367	5,441,917	1,294,475	1,569,691
Net Increase in Net Assets Resulting from Operations	$2,517,979	$7,705,902	$6,494,945	$2,628,882

(a)	Consolidated Statement of Operations

See Notes to Financial Statements

31

VANECK ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2021

	Morningstar International Moat ETF	Morningstar Wide Moat ETF	Social Sentiment ETF (a)
Income:
Dividends - unaffiliated issuers	$2,488,149	$90,744,979	$824,796
Dividends - affiliated issuers	—	5,676,150	—
Interest	0	2,528	—
Securities lending income	23,303	2,346	30,896
Foreign taxes withheld	(130,839)	—	(2,965)
Total income	2,380,613	96,426,003	852,727
Expenses:
Management fees	324,991	23,313,143	1,166,411
Professional fees	60,567	79,967	—
Custody and accounting fees	78,396	15,727	—
Reports to shareholders	8,217	272,025	—
IOPV fees	1,255	1,255	—
Trustees’ fees and expenses	1,289	86,374	—
Registration fees	4,011	74,971	—
Insurance	3,711	44,824	—
Interest	5,069	50,606	1,124
Other	5,427	71,642	—
Total expenses	492,933	24,010,534	1,167,535
Waiver of management fees	(123,821)	—	—
Net expenses	369,112	24,010,534	1,167,535
Net investment income (loss)	2,011,501	72,415,469	(314,808)
Net realized gain (loss) on:
Investments	3,563,449	(30,048,357)	(32,222,984)
In-kind redemptions - unaffiliated issuers	—	819,750,653	38,789,347
In-kind redemptions - affiliated issuers	—	(1,727,277)	—
Foreign currency transactions and foreign denominated assets and liabilities	4,508	—	—
Net realized gain	3,567,957	787,975,019	6,566,363
Net change in unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	2,290,293	418,999,329	1,155,660
Investments – affiliated issuers	—	5,480,356	—
Foreign currency transactions and foreign denominated assets and liabilities	(12,252)	—	—
Net change in unrealized appreciation (depreciation)	2,278,041	424,479,685	1,155,660
Net Increase in Net Assets Resulting from Operations	$7,857,499	$1,284,870,173	$7,407,215

(a)	For the period March 3, 2021 (commencement of operations) through September 30, 2021.

See Notes to Financial Statements

32

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

September 30, 2021

	Inflation Allocation ETF (a)		Long/Flat Trend ETF
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020

Operations:
Net investment income	$63,810	$427,161	$296,261	$715,794
Net realized gain (loss)	2,155,802	(7,397,492)	1,967,724	(675,324)
Net change in unrealized appreciation (depreciation)	298,367	1,385	5,441,917	(1,380,712)
Net increase (decrease) in net assets resulting from operations	2,517,979	(6,968,946)	7,705,902	(1,340,242)
Distributions to shareholders from:
Distributable earnings	(870,000)	(700,005)	(625,013)	(1,000,040)
Share transactions**:
Proceeds from sale of shares	22,438,966	7,646,301	10,130,756	18,877,077
Cost of shares redeemed	(16,597,432)	(21,216,119)	(7,800,977)	(50,838,556)
Increase (decrease) in net assets resulting from share transactions	5,841,534	(13,569,818)	2,329,779	(31,961,479)
Total increase (decrease) in net assets	7,489,513	(21,238,769)	9,410,668	(34,301,761)
Net Assets, beginning of year	9,065,931	30,304,700	31,548,798	65,850,559
Net Assets, end of year	$16,555,444	$9,065,931	$40,959,466	$31,548,798
**Shares of Common Stock Issued (no par value)
Shares sold	925,000	300,000	250,000	650,000
Shares redeemed	(725,000)	(1,050,000)	(225,000)	(2,000,000)
Net increase (decrease)	200,000	(750,000)	25,000	(1,350,000)

(a)	Consolidated Statement of Changes in Net Assets

See Notes to Financial Statements

33

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

September 30, 2021

	Morningstar Durable Dividend ETF		Morningstar Global Wide Moat ETF
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020

Operations:
Net investment income	$1,505,290	$943,919	$226,976	$122,187
Net realized gain (loss)	3,695,180	(1,506,494)	832,215	207,702
Net change in unrealized appreciation (depreciation)	1,294,475	253,694	1,569,691	908,233
Net increase (decrease) in net assets resulting from operations	6,494,945	(308,881)	2,628,882	1,238,122
Distributions to shareholders from:
Distributable earnings	(1,311,545)	(991,310)	(360,080)	(181,250)

Share transactions**:
Proceeds from sale of shares	38,886,433	33,663,334	7,288,863	2,802,272
Cost of shares redeemed	(25,634,055)	(17,916,809)	—	—
Increase in net assets resulting from share transactions	13,252,378	15,746,525	7,288,863	2,802,272
Total increase in net assets	18,435,778	14,446,334	9,557,665	3,859,144
Net Assets, beginning of year	32,801,394	18,355,060	9,652,335	5,793,191
Net Assets, end of year	$51,237,172	$32,801,394	$19,210,000	$9,652,335
**Shares of Common Stock Issued (no par value)
Shares sold	1,300,000	1,250,000	200,000	100,000
Shares redeemed	(850,000)	(675,000)	—	—
Net increase	450,000	575,000	200,000	100,000

See Notes to Financial Statements

34

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

September 30, 2021

	Morningstar International Moat ETF		Morningstar Wide Moat ETF
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020

Operations:
Net investment income	$2,011,501	$1,341,877	$72,415,469	$55,436,421
Net realized gain (loss)	3,567,957	(5,136,388)	787,975,019	250,211,385
Net change in unrealized appreciation (depreciation)	2,278,041	2,152,119	424,479,685	(32,450,558)
Net increase (decrease) in net assets resulting from operations	7,857,499	(1,642,392)	1,284,870,173	273,197,248

Distributions to shareholders from:
Distributable earnings	(1,260,000)	(2,750,000)	(58,997,340)	(43,002,000)

Share transactions**:
Proceeds from sale of shares	12,422,953	7,963,287	4,832,747,019	2,395,475,138
Cost of shares redeemed	—	(34,704,740)	(2,857,369,614)	(1,714,078,307)
Increase (decrease) in net assets resulting from share transactions	12,422,953	(26,741,453)	1,975,377,405	681,396,831
Total increase (decrease) in net assets	19,020,452	(31,133,845)	3,201,250,238	911,592,079
Net Assets, beginning of year	51,416,377	82,550,222	3,397,967,146	2,486,375,067
Net Assets, end of year	$70,436,829	$51,416,377	$6,599,217,384	$3,397,967,146
**Shares of Common Stock Issued (no par value)
Shares sold	350,000	250,000	68,550,000	45,150,000
Shares redeemed	—	(1,200,000)	(40,700,000)	(32,550,000)
Net increase (decrease)	350,000	(950,000)	27,850,000	12,600,000

See Notes to Financial Statements

35

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

September 30, 2021

Social Sentiment ETF
Period Ended September 30, 2021 (a)

Operations:
Net investment loss	$(314,808)
Net realized gain	6,566,363
Net change in unrealized appreciation (depreciation)	1,155,660
Net increase in net assets resulting from operations	7,407,215

Share transactions**:
Proceeds from sale of shares	670,932,819
Cost of shares redeemed	(485,405,823)
Increase in net assets resulting from share transactions	185,526,996
Total increase in net assets	192,934,211
Net Assets, beginning of period	—
Net Assets, end of period	$192,934,211

**Shares of Common Stock Issued (no par value)
Shares sold	27,525,000
Shares redeemed	(19,700,000)
Net increase	7,825,000

(a)	For the period March 3, 2021 (commencement of operations) through September 30, 2021.

See Notes to Financial Statements

36

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Inflation Allocation ETF (a)

	Year Ended September 30,			Period Ended
				September 30,
	2021	2020	2019	2018(b)

Net asset value, beginning of period	$20.15	$25.25	$25.39	$25.18
Net investment income (c)	0.14	0.45	0.31	0.10
Net realized and unrealized gain (loss) on investments	6.57	(4.94)	(0.31)	0.11
Total from investment operations	6.71	(4.49)	—	0.21
Distributions from:
Net investment income	(1.39)	(0.61)	(0.14)	—
Net asset value, end of period	$25.47	$20.15	$25.25	$25.39
Total return (d)	34.11%	(18.32)%	0.02%	0.83%	(e)
Ratios to average net assets
Gross expenses (f)	1.60%	1.12%	0.93%	1.57%	(g)
Net expenses (f)	0.56%	0.55%	0.55%	0.55%	(g)
Net expenses excluding interest expense (f)	0.55%	0.55%	0.55%	0.55%	(g)
Net investment income (f)	0.58%	1.97%	1.23%	0.78%	(g)
Supplemental data
Net assets, end of period (in millions)	$17	$9	$30	$15
Portfolio turnover rate (h)	76%	195%	449%	130%	(e)

(a)	Consolidated Financial Highlights
(b)	For the period April 9, 2018 (commencement of operations) through September 30, 2018.
(c)	Calculated based upon average shares outstanding
(d)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(e)	Not Annualized
(f)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investment in underlying funds.
(g)	Annualized
(h)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

37

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Long/Flat Trend ETF

	Year Ended September 30,			Period Ended
				September 30,
	2021	2020	2019	2018(a)

Net asset value, beginning of period	$31.55	$28.02	$28.24	$25.03
Net investment income (b)	0.34	0.40	0.39	0.42
Net realized and unrealized gain (loss) on investments	8.78	3.56 (c)	(0.35)	2.89
Total from investment operations	9.12	3.96	0.04	3.31
Distributions from:
Net investment income	(0.71)	(0.43)	(0.26)	(0.10)
Net asset value, end of period	$39.96	$31.55	$28.02	$28.24
Total return (d)	29.29%	14.22%	0.29%	13.25%	(e)
Ratios to average net assets
Gross expenses (f)	0.82%	0.76%	0.69%	0.86%	(g)
Net expenses (f)	0.55%	0.55%	0.57%	0.56%	(g)
Net expenses excluding interest expense (f)	0.55%	0.55%	0.55%	0.55%	(g)
Net investment income (f)	0.91%	1.38%	1.47%	1.58%	(g)
Supplemental data
Net assets, end of period (in millions)	$41	$32	$66	$52
Portfolio turnover rate (h)	1%	0%	59%	28%	(e)

(a)	For the period October 4, 2017 (commencement of operations) through September 30, 2018.
(b)	Calculated based upon average shares outstanding
(c)	The amount shown does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchase of shares in relation to fluctuating market values of the investments of the Fund.
(d)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(e)	Not Annualized
(f)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investment in underlying funds.
(g)	Annualized
(h)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

38

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Morningstar Durable Dividend ETF

	Year Ended September 30,		Period Ended
			September 30,
	2021	2020	2019(a)

Net asset value, beginning of period	$26.78	$28.24	$25.36
Net investment income (b)	1.01	0.92	0.75
Net realized and unrealized gain (loss) on investments	3.71	(1.28)	2.62
Total from investment operations	4.72	(0.36)	3.37
Distributions from:
Net investment income	(0.91)	(0.90)	(0.49)
Net realized capital gains	—	(0.20)	—
Total distributions	(0.91)	(1.10)	(0.49)
Net asset value, end of period	$30.59	$26.78	$28.24
Total return (c)	17.89%	(1.26)%	13.41%	(d)
Ratios to average net assets
Gross expenses	0.53%	0.73%	1.14%	(e)
Net expenses	0.29%	0.29%	0.29%	(e)
Net investment income	3.38%	3.44%	3.00%	(e)
Supplemental data
Net assets, end of period (in millions)	$51	$33	$18
Portfolio turnover rate (f)	50%	67%	94%	(d)

(a)	For the period October 30, 2018 (commencement of operations) through September 30, 2019.
(b)	Calculated based upon average shares outstanding
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Not Annualized
(e)	Annualized
(f)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

39

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Morningstar Global Wide Moat ETF

	Year Ended September 30,		Period Ended
			September 30,
	2021	2020	2019(a)

Net asset value, beginning of period	$32.17	$28.97	$25.30
Net investment income (b)	0.54	0.46	0.47
Net realized and unrealized gain on investments	6.74	3.47	3.31
Total from investment operations	7.28	3.93	3.78
Distributions from:
Net investment income	(0.43)	(0.34)	(0.11)
Net realized capital gains	(0.60)	(0.39)	—
Total distributions	(1.03)	(0.73)	(0.11)
Net asset value, end of period	$38.42	$32.17	$28.97
Total return (c)	22.99%	13.70%	15.01%	(d)
Ratios to average net assets
Gross expenses	1.20%	2.04%	2.50%	(e)
Net expenses	0.52%	0.52%	0.56%	(e)
Net expenses excluding interest expense	0.52%	0.52%	0.52%	(e)
Net investment income	1.44%	1.54%	1.86%	(e)
Supplemental data
Net assets, end of period (in millions)	$19	$10	$6
Portfolio turnover rate (f)	74%	68%	71%	(d)

(a)	For the period October 30, 2018 (commencement of operations) through September 30, 2019.
(b)	Calculated based upon average shares outstanding
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Not Annualized
(e)	Annualized
(f)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

40

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Morningstar International Moat ETF
	Year Ended September 30,
	2021	2020	2019	2018	2017

Net asset value, beginning of year	$29.38	$30.57	$33.13	$35.49	$28.34
Net investment income (a)	1.07	0.62	1.00	0.91	0.93
Net realized and unrealized gain (loss) on investments	3.81	(0.56)	(2.50)	(1.27)	6.59
Total from investment operations	4.88	0.06	(1.50)	(0.36)	7.52
Distributions from:
Net investment income	(0.72)	(1.25)	(1.06)	(0.98)	(0.37)
Net realized capital gains	—	—	—	(1.02)	—
Total distributions	(0.72)	(1.25)	(1.06)	(2.00)	(0.37)
Net asset value, end of year	$33.54	$29.38	$30.57	$33.13	$35.49
Total return (b)	16.64%	(0.14)%	(4.25)%	(1.14)%	26.91%
Ratios to average net assets
Gross expenses	0.76%	0.76%	0.69%	0.72%	0.84%
Net expenses	0.57%	0.58%	0.57%	0.57%	0.56%
Net expenses excluding interest expense	0.56%	0.56%	0.56%	0.56%	0.56%
Net investment income	3.09%	2.10%	3.26%	2.67%	2.92%
Supplemental data
Net assets, end of year (in millions)	$70	$51	$83	$89	$82
Portfolio turnover rate (c)	110%	94%	85%	112%	129%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

41

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Morningstar Wide Moat ETF
	Year Ended September 30,
	2021	2020	2019	2018	2017

Net asset value, beginning of year	$54.63	$50.13	$46.73	$40.33	$34.01
Net investment income (a)	0.96	0.92	0.89	0.73	0.53
Net realized and unrealized gain on investments	18.59	4.30	3.25	6.13	6.20
Total from investment operations	19.55	5.22	4.14	6.86	6.73
Distributions from:
Net investment income	(0.90)	(0.72)	(0.74)	(0.46)	(0.41)
Net asset value, end of year	$73.28	$54.63	$50.13	$46.73	$40.33
Total return (b)	36.11%	10.40%	9.21%	17.11%	19.96%
Ratios to average net assets
Expenses	0.46%	0.47%	0.48%	0.49%	0.48%
Net investment income	1.40%	1.77%	1.90%	1.69%	1.42%
Supplemental data
Net assets, end of year (in millions)	$6,599	$3,398	$2,486	$1,570	$1,286
Portfolio turnover rate (c)	47%	48%	58%	56%	53%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

42

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Social
	Sentiment
	ETF
	Period
	Ended
	September
	30,
	2021(a)

Net asset value, beginning of period	$25.00
Net investment loss (b)	(0.03)
Net realized and unrealized loss on investments	(0.31)	(c)
Total from investment operations	(0.34)
Net asset value, end of period	$24.66
Total return (d)	(1.38)%	(e)
Ratios to average net assets
Expenses	0.75%	(f)
Net investment (loss)	(0.20)%	(f)
Supplemental data
Net assets, end of period (in millions)	$193
Portfolio turnover rate (g)	161%	(e)

(a)	For the period March 3, 2021 (commencement of operations) through September 30, 2021.
(b)	Calculated based upon average shares outstanding
(c)	The amount shown does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchase of shares in relation to fluctuating market values of the investments of the Fund.
(d)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(e)	Not Annualized
(f)	Annualized
(g)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

43

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2021

Note 1—Fund Organization—VanEck ETF Trust (the “Trust”), formerly known as VanEck Vectors ETF Trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and offers multiple investment portfolios, each of which represents a separate series of the Trust. These financial statements relate only to the investment portfolios listed in the diversification table below (each a “Fund” and, collectively, the “Funds”).

Fund	Diversification Classification
Inflation Allocation ETF *	Non-Diversified
Long/Flat Trend ETF	Diversified
Morningstar Durable Dividend ETF	Non-Diversified
Morningstar Global Wide Moat ETF	Non-Diversified
Morningstar International Moat ETF	Diversified
Morningstar Wide Moat ETF	Diversified
Social Sentiment ETF	Non-Diversified

*	Formerly known as Real Asset Allocation ETF

Each Fund, except for Inflation Allocation ETF, was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the common stocks in approximately the same weighting as their index.

Using a proprietary, rules-based real asset allocation model, the Inflation Allocation ETF seeks to achieve its investment objective by investing primarily in exchange traded products (“ETPs”) that provide exposure to real assets, which include commodities, real estate, natural resources and infrastructure, as well as companies that own, operate, or derive a significant portion of their value from real assets or the production thereof.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Funds are investment companies and follow accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services—Investment Companies.

The following summarizes the Funds’ significant accounting policies.

A.	Security Valuation—The Funds value their investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges are valued at the closing price on the markets in which the securities trade. Securities traded on the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the NASDAQ official closing price. Over-the-counter securities not included on NASDAQ and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Funds may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. Short-term debt securities with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are considered as Level 1 in the fair value hierarchy. The Pricing Committee of Van Eck Associates Corporation (“VEAC”) and Van Eck Absolute Return Advisers Corporation (“VEARA”) (VEAC and
44

VEARA, collectively referred to as the “Adviser”) provides oversight of the Funds’ valuation policies and procedures, which are approved by the Funds’ Board of Trustees. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes they do not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Funds’ valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs and the levels used to value the Funds’ investments are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of the Funds’ Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.

B.	Basis for Consolidation—The Inflation Allocation ETF invests in certain ETPs through the Real Asset Allocation Subsidiary (the “Subsidiary”), a wholly-owned subsidiary organized under the laws of the Cayman Islands. The Fund’s investment in the Subsidiary may not exceed 25% of the value of the Fund’s total assets at each quarter-end of the Fund’s fiscal year. Consolidated financial statements of the Fund present the financial position and results of operations for the Fund and its wholly-owned Subsidiary. All interfund account balances and transactions between the Fund and Subsidiary have been eliminated in consolidation.

C.	Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

D.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually by each Fund (except for dividends from net investment income from Morningstar Durable Dividend ETF, which are declared and paid quarterly). Income dividends and capital gain distributions are determined
45

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates are not separately disclosed in the financial statements. Such amounts are included with the net realized and unrealized gains and losses on investment securities in the Statements of Operations. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) and net change in unrealized appreciation (depreciation) on foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations.

F.	Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Schedule of Investments.

G.	Offsetting Assets and Liabilities—In the ordinary course of business, the Funds enter into transactions subject to enforceable master netting or other similar agreements. Generally, the right of offset in those agreements allows the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Funds may receive cash and or securities as collateral for securities lending. For financial reporting purposes, the Funds present securities lending assets and liabilities on a gross basis in the Statements of Assets and Liabilities. Cash collateral received for securities lending in the form of money market fund investments, if any, at September 30, 2021, is presented in the Schedules of Investments and in the Statements of Assets and Liabilities. Non-cash collateral is disclosed in Note 9 (Securities Lending).

H.	Other—Security transactions are accounted for on trade date. Realized gains and losses are determined based on the specific identification method. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned.

The Funds earn interest income on uninvested cash balances held at the custodian bank. Such amounts, if any, are presented as interest income in the Statements of Operations.

The character of distributions received from certain investment in underlying funds may be comprised of net investment income, capital gains, and return of capital. It is the Funds’ policy to estimate the character of distributions received from these investments based on historical data provided by the underlying funds if actual amounts are not available. After each calendar year end, the underlying funds report the actual tax character of these distributions. Differences between the estimated and actual amounts are reflected in the Funds’ records in the year in which they are reported by adjusting the related cost basis of investments, capital gains and income, as necessary.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—VEAC is the investment adviser to the Long/Flat Trend ETF, Morningstar Durable Dividend ETF, Morningstar Global Wide Moat ETF, Morningstar International Moat ETF, Morningstar Wide Moat ETF and Social Sentiment ETF. VEARA is the investment

46

adviser to the Inflation Allocation ETF and its Subsidiary. VEARA is a wholly-owned subsidiary of VEAC. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of each Fund’s average daily net assets. The Adviser has agreed, until at least February 1, 2022, to waive management fees and assume expenses to prevent each Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding expense limitations listed in the following table.

The Social Sentiment ETF utilizes a unitary management fee structure where the Adviser is responsible for all expenses of the Fund, excluding the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses.

The management fee rate and expense limitations for the year ended September 30, 2021, are as follows:

	Management	Expense
Fund	Fees	Limitations
Inflation Allocation ETF	0.50%	0.55%
Long/Flat Trend ETF	0.50	0.55
Morningstar Durable Dividend ETF	0.29	0.29
Morningstar Global Wide Moat ETF	0.45	0.52
Morningstar International Moat ETF	0.50	0.56
Morningstar Wide Moat ETF	0.45	0.49
Social Sentiment ETF	0.75	0.75

Refer to the Statements of Operations for amounts waived/assumed by the Adviser.

The Adviser waives the management fees it charges the Funds by the amount it collects as a management fee from underlying funds managed by the Adviser. For the year ended September 30, 2021, the Adviser waived management fees of $16,117 due to such investments held in the Inflation Allocation ETF.

In addition, Van Eck Securities Corporation, an affiliate of the Adviser, acts as the Funds’ distributor (“the Distributor”). Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

At September 30, 2021, the Adviser owned approximately 9% of Morningstar Durable Dividend ETF.

Note 4—Capital Share Transactions—As of September 30, 2021, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Fund shares are not individually redeemable and are issued and redeemed at their net asset value per share only through certain authorized broker-dealers (“Authorized Participants”) in blocks of shares (“Creation Units”).

The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of securities constituting the Funds’ underlying index (“Deposit Securities”) plus a balancing cash component to equate the transaction to the net asset value per share of the Fund on the transaction date. Cash may also be substituted in an amount equivalent to the value of certain Deposit Securities, generally as a result of market circumstances, or when the securities are not available in sufficient quantity for delivery, or are not eligible for trading by the Authorized Participant. The Funds may issue Creation Units in advance of receipt of Deposit Securities subject to various conditions, including, for the benefit of the Funds, a requirement to maintain cash collateral on deposit at the custodian equal to at least 115% of the daily marked to market value of the missing Deposit Securities.

Authorized Participants purchasing and redeeming Creation Units may pay transaction fees directly to the transfer agent. In addition, the Funds may impose certain variable fees on the purchase or redemption of Creation Units for cash, or on transactions effected outside the clearing process, to defray certain transaction costs. These variable fees, if any, are reflected in share transactions in the Statements of Changes in Net Assets.

47

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

Note 5—Investments—For the year ended September 30, 2021, purchases and sales of investments (excluding short-term investments and in-kind capital share transactions) and purchases and sales of investments resulting from in-kind capital share transactions (excluding short-term investments) were as follows:

			In-Kind Capital Share Transactions
Fund	Purchases	Sales	Purchases	Sales
Inflation Allocation ETF	$8,660,989	$9,477,167	$19,085,157	$13,204,255
Long/Flat Trend ETF	165,794	536,740	10,132,070	7,800,900
Morningstar Durable Dividend ETF	22,090,090	23,131,774	38,880,376	24,484,629
Morningstar Global Wide Moat ETF	11,490,682	11,623,446	7,245,017	—
Morningstar International Moat ETF	72,283,939	70,011,904	11,219,713	—
Morningstar Wide Moat ETF	2,379,447,069	2,406,399,798	4,778,284,328	2,769,935,930
Social Sentiment ETF	417,699,806	417,166,917	662,726,607	477,972,236

*	Represents consolidated cost of investments purchased and proceeds from investments sold.

Note 6—Income Taxes—As of September 30, 2021, for Federal income tax purposes, the identified cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) of investments owned were as follows:

		Gross	Gross	Net Unrealized
	Tax Cost of	Unrealized	Unrealized	Appreciation
Fund	Investments	Appreciation	Depreciation	(Depreciation)
Inflation Allocation ETF	$15,360,396	$1,487,978	$(293,396)	$1,194,582
Long/Flat Trend ETF	32,328,428	8,755,583	(202,480)	8,553,103
Morningstar Durable Dividend ETF	49,344,089	2,761,735	(1,151,422)	1,610,313
Morningstar Global Wide Moat ETF	16,264,309	3,223,693	(305,358)	2,918,335
Morningstar International Moat ETF	70,173,395	4,946,962	(4,596,660)	350,302
Morningstar Wide Moat ETF	6,082,555,036	641,457,284	(133,988,387)	507,468,897
Social Sentiment ETF	197,041,503	10,774,495	(14,806,715)	(4,032,220)

At September 30, 2021, the components of distributable earnings (loss) on a tax basis, for each Fund, were as follows:

Fund	Undistributed Ordinary Income	Accumulated Capital Losses/ Undistributed Capital Gains	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Loss)
Inflation Allocation ETF	$339,647	$(8,907,362)	$(1,762,287)	$1,062,555	$(9,267,447)
Long/Flat Trend ETF	60,956	(2,851,582)	(1,140)	8,553,103	5,761,337
Morningstar Durable Dividend ETF	414,511	(4,388,836)	(625)	1,610,313	(2,364,637)
Morningstar Global Wide Moat ETF	763,693	233,380	(211)	2,918,297	3,915,159
Morningstar International Moat ETF	1,737,608	(7,435,470)	(2,056)	344,893	(5,355,025)
Morningstar Wide Moat ETF	55,338,453	(359,896,639)	(128,457)	507,468,897	202,782,254
Social Sentiment ETF	–	(24,826,598)	(147)	(4,032,219)	(28,858,964)

The tax character of dividends paid to shareholders during the years ended September 30, 2021 and September 30, 2020 were as follows:

	2021		2020
Fund	Ordinary Income	Long-Term Capital Gains	Ordinary Income
Inflation Allocation ETF	$870,000	$–	$700,005
Long/Flat Trend ETF	625,013	–	1,000,040
Morningstar Durable Dividend ETF	1,311,545	–	991,310
Morningstar Global Wide Moat ETF	247,940	112,140	181,250
Morningstar International Moat ETF	1,260,000	–	2,750,000
Morningstar Wide Moat ETF	58,997,340	–	43,002,000
48

At September 30, 2021, the Funds had capital loss carryforwards available to offset future capital gains, as follows:

	Short-Term	Long-Term
	Capital Losses	Capital Losses
Fund	with No Expiration	with No Expiration	Total
Inflation Allocation ETF	$(8,907,362)	$–	$(8,907,362)
Long/Flat Trend ETF	(2,767,138)	(84,444)	(2,851,582)
Morningstar Durable Dividend ETF	(3,280,928)	(1,107,908)	(4,388,836)
Morningstar International Moat ETF	(1,121,585)	(6,313,885)	(7,435,470)
Morningstar Wide Moat ETF	(241,017,667)	(118,878,972)	(359,896,639)
Social Sentiment ETF	(24,826,598)	–	(24,826,598)

During the year ended September 30, 2021, Inflation Allocation ETF, Long/Flat Trend ETF and Morningstar International Moat ETF utilized $31,762, $54,124 and $3,557,223, respectively, of their capital loss carryforwards available from prior years.

During the year ended September 30, 2021, as a result of permanent book to tax differences primarily due to the tax treatment of in-kind redemptions, net operating losses and differences in the treatment of income and realized gains from the Inflation Allocation ETF’s controlled foreign corporation subsidiary, the Funds incurred differences that affected distributable earnings / (loss) and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

	Increase	Increase
	(Decrease)	(Decrease)
	in Total Distributable	in Aggregate
Fund	Earnings (Loss)	Paid in Capital
Inflation Allocation ETF	$(2,103,666)	$2,103,666
Long/Flat Trend ETF	(1,913,599)	1,913,599
Morningstar Durable Dividend ETF	(4,183,247)	4,183,247
Morningstar Wide Moat ETF	(816,453,524)	816,453,524
Social Sentiment ETF	(36,266,179)	36,266,179

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Funds’ financial statements. However, certain Funds are subject to foreign taxes on the appreciation in value of certain investments. The Funds provide for such taxes on both realized and unrealized appreciation.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended September 30, 2021, the Funds did not incur any interest or penalties.

Note 7—Principal Risks—Non-diversified funds generally hold securities of fewer issuers than diversified funds (See Note 1) and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse economic developments and political conflicts, or natural or other disasters, such as the recent coronavirus outbreak. Additionally, certain Funds may invest in securities of emerging market issuers, which are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country, sanctions and investment restrictions and legal systems that do not protect property risks as well as the laws of the United States. These and other factors can make emerging market securities more volatile and potentially less liquid than securities issued in more

49

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

developed markets. Certain securities of Chinese issuers are, or may in the future become restricted, and the Funds may be forced to sell such restricted securities and incur a loss as a result.

Long/Flat Trend ETF may invest in shares of other funds, including ETFs that track the S&P 500 Index. As a result, the Fund will indirectly be exposed to the risks of an investment in the underlying funds. Shares of other funds have many of the same risks as direct investments in common stocks or bonds. In addition, the market value of the Fund’s shares is expected to rise and fall as the value of the underlying index or bond rises and falls. The market value of such funds’ shares may differ from the net asset value of the particular fund.

Inflation Allocation ETF may concentrate its investments in ETPs that invest directly in, or have exposure to, equity and debt securities, as well as real asset categories such as commodities, real estate, natural resources and infrastructure. Such investments may subject the ETPs to greater volatility than investments in traditional securities. The Fund is dependent on the performance of underlying funds and is subject to the risks of those funds. Changes in laws or government regulations by the United States and/or the Cayman Islands could adversely affect the operations of the Fund. In addition, the Fund may gain exposure to the cryptocurrency Bitcoin by investing in pooled investment vehicles that invest in Bitcoin, which generally operates without central authority (such as a bank) and is not backed by any government; nor is it legal tender. Federal, state and/or foreign governments may restrict the use and exchange of cryptocurrencies, and regulation in the United States is still developing. Cryptocurrencies are susceptible to theft, loss and destruction. Accordingly, the Fund’s indirect investment in Bitcoin is also susceptible to these risks. Cryptocurrency exchanges have in the past, and may in the future, stop operating or permanently shut down due to fraud, cybersecurity issues, manipulation, technical glitches, hackers or malware, which may also affect the price of Bitcoin and thus the Fund’s indirect investment in Bitcoin.

Social Sentiment ETF may concentrate its investment in the information technology and communication services sector. The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition of these sectors. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent protection and the expiration of patents may adversely affect the profitability of these companies. Companies in the communication services sector may be affected by industry competition, substantial capital requirements, government regulations and obsolescence of communications products and services due to technological advancement. The index provider relies on social media analytics, which are relatively new and untested. Investing in companies based on social media analytics involves the potential risk of market manipulation because social media posts may be made with an intent to inflate, or otherwise manipulate, the public perception of a company stock or other investment. Furthermore, text and sentiment analysis of social media postings may prove inaccurate in predicting a company’s stock performance.

The respiratory disease caused by a novel coronavirus, which has spread internationally and declared as a pandemic by the World Health Organization, has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, loss of life, as well as general concern and uncertainty. The coronavirus has already negatively impacted the economies of many nations, individual companies, and the market. This pandemic is expected to have a continued impact in ways that cannot necessarily be foreseen presently.

A more complete description of risks is included in each Fund’s Prospectus and Statement of Additional Information.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds as directed by the Trustees.

50

Except for the Social Sentiment ETF, the expense for the Plan is included in “Trustees’ fees and expenses” in the Statements of Operations, and the liability for the Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities. The Adviser is responsible for paying the expenses associated with the Plan for the Social Sentiment ETF, and therefore the Fund bears no costs or liabilities relative to the Plan.

Note 9—Securities Lending—To generate additional income, each of the Funds may lend its securities pursuant to a securities lending agreement with the securities lending agent. Each Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, cash equivalents, U.S. government securities, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Funds will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. Securities lending income is disclosed as such in the Statements of Operations. Cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral consists of U.S. Treasuries and U.S. Government Agency securities, and is not disclosed in the Funds’ Schedules of Investments or Statements of Assets and Liabilities as it is held by the agent on behalf of the Funds. The Funds do not have the ability to re-hypothecate those securities. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the Fund securities identical to the securities loaned. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related cash collateral, if any, at September 30, 2021, is presented on a gross basis in the Schedules of Investments and Statements of Assets and Liabilities. The following is a summary of the Funds’ securities on loan and related collateral as of September 30, 2021:

Fund	Market Value of Securities on Loan	Cash Collateral	Non-Cash Collateral	Total Collateral
Inflation Allocation ETF	$3,377,660	$17,691	$3,448,050	$3,465,741
Long/Flat Trend ETF	6,769,482	–	7,002,937	7,002,937
Morningstar Global Wide Moat ETF	153,978	–	162,227	162,227
Morningstar International Moat ETF	3,438,469	–	3,625,963	3,625,963
Social Sentiment ETF	17,589,466	–	18,036,175	18,036,175

The following table presents money market fund investments held as collateral by type of security on loan as of September 30, 2021:

Gross Amount of Recognized Liabilities for Securities Lending Transactions* in the Statements of Assets and Liabilities
Fund	Equity Securities
Inflation Allocation ETF	$17,691

*	Remaining contractual maturity: overnight and continuous

Note 10—Bank Line of Credit—The Funds may participate in a $200 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds based on prevailing market rates in effect at

51

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

the time of borrowings. During the year ended September 30, 2021, the following Funds borrowed under this Facility:

		Average
	Days	Daily	Average
Fund	Outstanding	Loan Balance	Interest Rate
Inflation Allocation ETF	9	$470,087	1.45%
Morningstar Durable Dividend ETF	102	125,741	1.44
Morningstar Global Wide Moat ETF	1	149,840	1.46
Morningstar International Moat ETF	267	218,981	1.44
Morningstar Wide Moat ETF	178	6,526,172	1.44
Social Sentiment ETF	52	203,723	1.45

Outstanding loan balances as of September 30, 2021, if any, are reflected in the Statements of Assets and Liabilities.

Note 11—Subsequent Event Review—The Funds have evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

Effective October 1, 2021, the Morningstar Durable Dividend ETF converted to a unitary management fee structure, pursuant to which the Adviser has agreed to pay all of the expenses the Fund (excluding the fee payment under the investment management agreement of 0.29% of average net assets, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes, and extraordinary expenses).

52

VANECK ETF TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of VanEck Inflation Allocation ETF, VanEck Long/Flat Trend ETF, VanEck Morningstar Durable Dividend ETF, VanEck Morningstar Global Wide Moat ETF, VanEck Morningstar International Moat ETF, VanEck Morningstar Wide Moat ETF and VanEck Social Sentiment ETF and the Board of Trustees of VanEck ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities (consolidated as it relates to VanEck Inflation Allocation ETF) of VanEck Inflation Allocation ETF, VanEck Long/Flat Trend ETF, VanEck Morningstar Durable Dividend ETF, VanEck Morningstar Global Wide Moat ETF, VanEck Morningstar International Moat ETF, VanEck Morningstar Wide Moat ETF and VanEck Social Sentiment ETF (collectively referred to as the “Funds”) (seven of the series constituting VanEck ETF Trust (the “Trust”)), including the schedules of investments (consolidated as it relates to VanEck Inflation Allocation ETF), as of September 30, 2021, and the related statements of operations, changes in net assets, and the financial highlights (consolidated as it relates to VanEck Inflation Allocation ETF) for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position (consolidated as it relates to VanEck Inflation Allocation ETF) of each of the Funds (seven of the series constituting VanEck ETF Trust) at September 30, 2021, and the results of their operations, changes in net assets and financial highlights (consolidated as it relates to VanEck Inflation Allocation ETF) for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting	Statement of	Statements of Changes in Net	Financial Highlights
the VanEck ETF Trust	Operations	Assets

VanEck Inflation Allocation ETF	For the year ended September 30, 2021	For each of the two years in the period ended September 30, 2021	For each of the three years in the period ended September 30, 2021 and the period from April 9, 2018 (commencement of operations) through September 30, 2018
VanEck Long/Flat Trend ETF	For the year ended September 30, 2021	For each of the two years in the period ended September 30, 2021	For each of the three years in the period ended September 30, 2021 and the period from October 4, 2017 (commencement of operations) through September 30, 2018
VanEck Morningstar Durable Dividend ETF VanEck Morningstar Global Wide Moat ETF	For the year ended September 30, 2021	For each of the two years in the period ended September 30, 2021	For each of the two years in the period ended September 30, 2021 and the period from October 30, 2018 (commencement of operations) through September 30, 2019
VanEck Morningstar International Moat ETF VanEck Morningstar Wide Moat ETF	For the year ended September 30, 2021	For each of the two years in the period ended September 30, 2021	For each of the five years in the period ended September 30, 2021
VanEck Social Sentiment ETF	For the period from March 3, 2021 (commencement of operations) through September 30, 2021	For the period from March 3, 2021 (commencement of operations) through September 30, 2021	For the period from March 3, 2021 (commencement of operations) through September 30, 2021
53

VANECK ETF TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued)

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from broker were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the VanEck investment companies since 1999.

New York, New York

November 19, 2021

54

VANECK ETF TRUST

TAX INFORMATION

(unaudited)

The information set forth below relates to distributions paid during each Fund’s current fiscal year as required by federal laws. Shareholders, however, must report dividends on a calendar year basis for income tax purposes, which may include dividends for portions of two fiscal years of a Fund.

Accordingly, the information needed by shareholders for calendar year 2021 income tax purposes will be sent to them in early 2022. Please consult your tax advisor for proper treatment of this information.

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2021:

			Dividends
			Qualifying				Qualified
			for the				Short-
			Dividend				Term
		Qualified	Received		Foreign	Federal	Capital	Long-Term
	Ordinary Income	Dividend	Deduction	Foreign	Taxes	Obligation	Gains	Capital
	Amount Paid	Income for	for	Source	Paid Per	Interest	Per	Gain Per
Fund	Per Share	Individuals*	Corporations*	Income*	Share**	***	Share****	Share
Inflation Allocation ETF	$1.39200	5.32%	0.58%	–%	$–	1.74%	$–	$–
Long/Flat Trend ETF	0.71430	100.00	100.00	–	–	–	–	–
Morningstar Durable Dividend ETF	0.91380	100.00	100.00	–	–	–	–	–
Morningstar Global Wide Moat ETF	0.70840	100.00	58.84	–	–	–	0.279800	0.320400
Morningstar International Moat ETF	0.72000	78.30	0.19	99.02	0.070550	–	–	–
Morningstar Wide Moat ETF	0.90210	100.00	100.00	–	–	–	–	–

* Expressed as a percentage of the cash distribution grossed up for foreign taxes.

** The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments.

*** Certain states may exempt the portion of dividends derived from assets backed by the full faith and credit of the U.S. Government.

**** These amounts represent Qualified Short-Term Capital Gains (“QSTG”) which may be exempt from United States withholding tax when distributed to non-U.S. shareholders with proper documentation.

55

VANECK ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

September 30, 2021 (unaudited)

				Number of
		Term of		Portfolios
	Position(s)	Office[2] and		in Fund
Name, Address[1]	Held with	Length of	Principal Occupation(s)	Complex[3]	Other Directorships Held
and Year of Birth	the Trust	Time Served	During Past Five Years	Overseen	By Trustee During Past Five Years
Independent Trustees
David H. Chow, 1957*†	Chairman Trustee	Since 2008 Since 2006	Founder and CEO, DanCourt Management LLC (financial/ strategy consulting firm and Registered Investment Adviser), March 1999 to present.	60	Trustee, Berea College of Kentucky, May 2009 to present and currently Chairman of the Investment Committee; Member of the Governing Council of the Independent Directors Council, October 2012 to September 2020; Trustee, MainStay Fund Complex[4], January 2016 to present and currently Chairman of the Risk and Compliance Committee.

Laurie A. Hesslein, 1959*†	Trustee	Since 2019	Citigroup, Managing Director, and Business Head, Local Consumer Lending North America, and CEO and President, CitiFinancial Servicing LLC (2013 - 2017).	60	Trustee, First Eagle Senior Loan Fund. Formerly, Trustee, Eagle Growth and Income Opportunities Fund, March 2017 to December 2020.

R. Alastair Short, 1953*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle).	72	Chairman and Independent Director, EULAV Asset Management; Trustee, Kenyon Review; Trustee, Children’s Village. Formerly, Independent Director, Tremont offshore funds.

Peter J. Sidebottom, 1962*†	Trustee	Since 2012	Lead Partner, North America Banking and Capital Markets Strategy, Accenture, May 2017 to present; Partner, PWC/Strategy & Financial Services Advisory, February 2015 to March 2017; Founder and Board Member, AspenWoods Risk Solutions, September 2013 to February 2016; Independent consultant, June 2013 to February 2015; Partner, Bain & Company (management consulting firm), April 2012 to December 2013; Executive Vice President and Senior Operating Committee Member, TD Ameritrade (on-line brokerage firm), February 2009 to January 2012.	60	Board Member, Special Olympics, New Jersey, November 2011 to September 2013; Director, The Charlotte Research Institute, December 2000 to 2009; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012; Board Member, NJ-CAN, July 2014 to 2016.

Richard D. Stamberger, 1959*†	Trustee	Since 2006	Senior Vice President, B2B, Future Plc (global media company), July 2020 to present; President, CEO and co-founder, SmartBrief, Inc., 1999 to 2019.	72	Director, Food and Friends, Inc., 2013 to present.

Interested Trustee

Jan F. van Eck, 1963[5]	Trustee, Chief Executive Officer and Officer and President	Trustee (Since 2006); Chief Executive Officer and President (Since 2009)	Director, President and Chief Executive Officer of Van Eck Associates Corporation (VEAC), Van Eck Absolute Return Advisers Corporation (VEARA) and Van Eck Securities Corporation (VESC); Officer and/or Director of other companies affiliated with VEAC and/or the Trust	72	Director, National Committee on US-China Relations.

[1]	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
56

[2]	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
[3]	The Fund Complex consists of the VanEck Funds, VanEck VIP Trust and the Trust.
[4]	The MainStay Fund Complex consists of MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund.
[5]	Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of VEAC, VEARA and VESC.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.

Officer’s Name,	Position(s)	Term of Office[2]
Address[1] and	Held with	And Length of
Year of Birth	the Trust	Time Served	Principal Occupation(s) During Past Five Years
Officer Information

Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Associate, Clifford Chance US LLP.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.

Charles T. Cameron, 1960	Vice President	Since 2006	Portfolio Manager of VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC.

Eduardo Escario, 1975	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of VEAC.

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since 2018	Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.

Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.

Nicholas Jackson, 1974	Assistant Vice President	Since 2018	Director, Business Development of VanEck Australia Pty Ltd. Formerly, Vice President, Business Development of VanEck Australia Pty Ltd.

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (Since 2016); Assistant Secretary (Since 2008)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President of VEAC, VEARA and VESC.

Matthew McKinnon, 1970	Assistant Vice President	Since 2018	Head of Business Development of Asia Pacific of VanEck Australia Pty Ltd. Formerly, Director, Intermediaries and Institutions of VanEck Australia Pty Ltd.

Arian Neiron, 1979	Vice President	Since 2018	Managing Director and Head of Asia Pacific of VanEck Australia Pty Ltd.; Officer and/or Director of other companies affiliated with VEAC and/or the Trust.

James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC; Manager, Portfolio Administration of VEAC and VEARA. Officer of other investment companies advised by VEAC and VEARA.

Adam Phillips, 1970	Vice President	Since 2018	ETF Chief Operating Officer of VEAC; Director of other companies affiliated with VEAC.

Philipp Schlegel, 1974	Vice President	Since 2016	Managing Director of Van Eck Switzerland AG.
57

VANECK ETF TRUST

BOARD OF TRUSTEES AND OFFICERS (unaudited) (continued)

Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016); Secretary and Chief Legal Officer (since 2014)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust. Formerly, Vice President of VEAC, VEARA and VESC.
Andrew Tilzer, 1972	Assistant Vice President	Since 2021	Vice President of Portfolio Administration of VEAC. Formerly, Assistant Vice President, Portfolio Operations of VEAC.

[1]	The address for each Officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Officers are elected yearly by the Trustees.
58

VANECK ETF TRUST

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

September 30, 2021 (unaudited)

At a meeting held on June 17, 2021 (the “Renewal Meeting”), the Board of Trustees (the “Board”) of VanEck® ETF Trust (the “Trust”), including all of the Trustees that are not interested persons of the Trust (the “Independent Trustees”), approved the continuation of the investment management agreements between the Trust and Van Eck Associates Corporation (the “Adviser”) (the “Investment Management Agreements”) with respect to the VanEck Biotech ETF, Digital Transformation ETF, Environmental Services ETF, Gaming ETF, Long/Flat Trend ETF, Morningstar Durable Dividend ETF, Morningstar Global Wide Moat ETF, Morningstar International Moat ETF, Morningstar Wide Moat ETF, Pharmaceutical ETF, Retail ETF, Semiconductor ETF, Social Sentiment ETF and Video Gaming and eSports ETF (each, a “Fund” and together, the “Funds”).

The Board’s approval of the Investment Management Agreements was based on a comprehensive consideration of all of the information available to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered those factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

In preparation for the Renewal Meeting, the Trustees held a meeting on May 7, 2021 (the “May Meeting”). At that meeting, the Trustees discussed the information the Adviser and Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party data provider, had provided to them in advance. The information provided to the Trustees included, among other things, information about the performance and expenses of the Funds and the Funds’ peer funds (certain other index-based exchange-traded funds (“ETFs”)), information about the advisory services provided to the Funds and the personnel providing those services, and the profitability and other benefits enjoyed by the Adviser and its affiliates as a result of the Adviser’s relationship with the Funds. In reviewing performance information for the Funds against their peer groups, the Trustees considered that each Fund seeks to track a different index than the funds in its designated peer group and, therefore, each Fund’s performance will differ from its peers. They also considered the fact that each of the VanEck Digital Transformation ETF and Social Sentiment ETF had only recently commenced operations and therefore each had a limited operational history that could be used for comparative purposes, since tracking error measurements and the performance comparisons provided by Broadridge were not available for each Fund, while the expense information prepared by Broadridge was only available for the VanEck Social Sentiment ETF. In addition, as noted below, the Trustees reviewed certain performance information for each Fund which was not provided by Broadridge and which did not compare each Fund’s performance to the performance of its peer group. The Trustees noted that the peer group performance information did not necessarily provide meaningful direct comparisons to the Funds.

The Independent Trustees’ consideration of the Investment Management Agreements was based, in part, on their review of information obtained through discussions with the Adviser at the Renewal Meeting and with the Adviser at the May Meeting regarding the management of the Funds and information obtained at other meetings of the Trustees and/or based on their review of the materials provided by the Adviser, including the background and experience of the portfolio managers and others involved in the management and administration of the Funds. The Trustees also considered the terms of, and scope of services that the Adviser provides under, the Investment Management Agreements, including, where applicable, the Adviser’s commitment to waive certain fees and/or pay expenses of each of the Funds to the extent necessary to prevent the operating expenses of each of the Funds from exceeding agreed upon limits for a period of time.

The Trustees concluded that the Adviser and its personnel have the requisite expertise and skill to manage the Funds’ portfolios. In evaluating the performance of each Fund, the Trustees reviewed various performance metrics but relied principally on a comparison of the “gross” performance of each Fund (i.e., measured without regard to the impact of fees and expenses) to the performance of its benchmark index, in each case incorporating any systematic fair value adjustments to the underlying securities. Based on the foregoing, the Trustees concluded that the investment performance of the Funds was satisfactory.

The Trustees also considered information relating to the financial condition of the Adviser and the current status, as they understood it, of the Adviser’s compliance environment.

59

VANECK ETF TRUST

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

September 30, 2021 (unaudited) (continued)

As noted above, the Trustees were also provided various data from Broadridge comparing the Funds’ expenses and performance to that of certain other ETFs. The Trustees noted that the information provided showed that each Fund had management fees (after the effect of any applicable fee waiver) below the average and median of its respective peer group of funds, except for the VanEck Morningstar Wide Moat ETF and Social Sentiment ETF, each of which had management fees (after the effect of any applicable fee waiver) above the average and median of its peer group of funds. The Trustees also noted that the information provided showed that each Fund (except as noted below) had a total expense ratio (after the effect of any applicable expense limitation) below the average and median of its respective peer group of funds and the VanEck Environmental Services ETF had a total expense ratio (after the effect of any applicable expense limitation) below the average and equal to the median of its peer group of funds, while each of the VanEck Gaming ETF, Morningstar Global Wide Moat ETF, Morningstar International Moat ETF and Morningstar Wide Moat ETF had a total expense ratio (after the effect of any applicable expense limitation) greater than the average and median of its respective peer group of funds and the VanEck Social Sentiment ETF had a total expense ratio (after the effect of any applicable expense limitation) greater than the average and equal to the median of its peer group of funds. The Trustees reviewed the amount by which certain Funds’ management fees and/or total expense ratios (after the effect of any applicable expense limitation) exceeded the average and/or median of their respective peer groups and information provided by the Adviser providing context for these comparisons. The Trustees concluded, in light of this information and the other information available to them, that the fees paid by the Funds were reasonable in light of the performance of the Funds and the quality of services received.

The Trustees also considered the benefits, other than the fees under the Investment Management Agreements, received by the Adviser from serving as adviser to the Funds.

The Trustees also considered information provided by the Adviser about the overall profitability of the Adviser and its profitability or loss in respect of each Fund. The Trustees reviewed each Fund’s asset size, expense ratio and expense cap and noted that the Investment Management Agreements do not include breakpoints in the advisory fee rates as asset levels in a Fund increase. The Trustees considered the volatility of the asset classes in which certain of the Funds invest, potential variability in the net assets of these Funds and the sustainability of any potential economies of scale which may exist given where fees are currently set. The Trustees also evaluated the extent to which management fees for the Funds effectively incorporate the benefits of economies of scale. The Trustees noted that the Adviser has capped expenses on each Fund since its inception, although the cap was not necessarily exceeded each year. Based on the foregoing and the other information available to them, the Trustees determined that the advisory fee rate for each Fund is reasonable and appropriate in relation to the current asset size of each Fund and the other factors discussed above and that the advisory fee rate for each Fund currently reflects an appropriate sharing with shareholders of any economies of scale which may exist. The Trustees also determined that the profits earned by the Adviser with respect to the Funds that were profitable to the Adviser were reasonable in light of the nature and quality of the services received by such Funds.

The Independent Trustees were advised by and met in executive session with their independent counsel at the Renewal Meeting and at their May Meeting as part of their consideration of the Investment Management Agreements.

Subsequent to the approval of the Investment Management Agreements at the Renewal Meeting, at a meeting held on September 14, 2021 (the “September Meeting”), the Board of the Trust, including all of the Independent Trustees, approved amended and restated Investment Management Agreements (the “Amended and Restated Investment Management Agreements”) between the Trust and the Adviser to (i) convert the VanEck Biotech ETF, VanEck Pharmaceutical ETF, VanEck Retail ETF, VanEck Semiconductor ETF and VanEck Morningstar Durable Dividend ETF (each, a “Converting Fund”) to a unitary fee structure, pursuant to which the Adviser will pay all of the direct expenses of each Converting Fund (excluding fees under the Amended and Restated Investment Management Agreement, acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) in exchange for an annual unitary management fee rate equal to the existing management fee rate for each Converting Fund, and (ii) to reduce

60

the unitary management fee rate with respect to the VanEck Digital Transformation ETF. The Investment Management Agreements and the Amended and Restated Investment Management Agreements are collectively referred to as the “Agreements.”

The Board’s approval of the Amended and Restated Investment Management Agreements was based on a comprehensive consideration of all of the information available to the Trustees and was not the result of any single factor. In approving the Amended and Restated Investment Agreement, the Trustees also considered the information about the expenses of each Converting Fund and VanEck Digital Transformation ETF they received at the Renewal Meeting to approve the Investment Management Agreements, as well as additional information obtained at other meetings of the Board. Some of the additional factors that figured particularly in the Trustees’ deliberations and how the Trustees considered those factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

Among other things, the Trustees considered the terms and scope of services that the Adviser would provide under the Amended and Restated Investment Management Agreements and representations from the Adviser that the services to be provided by the Adviser to the Converting Funds and VanEck Digital Transformation ETF would not decrease in scope or quality under the unitary fee structure or the reduced unitary management fee rate, respectively. The Trustees also considered the risks being assumed by the Adviser under the unitary fee structure and the potential expense stability that may inure to the benefit of shareholders of the Converting Funds.

The Independent Trustees were advised by and met in executive session with their independent counsel at their September Meeting as part of their consideration of the Amended and Restated Investment Management Agreements.

In voting to approve the continuation of the Investment Management Agreements and the adoption of the Amended and Restated Investment Management Agreements, the Trustees, including the Independent Trustees, concluded that the terms of each Agreement are reasonable and fair in light of the services to be performed, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The Trustees further concluded that, at the time of their considerations, each Agreement is in the best interest of each Fund and such Fund’s shareholders.

VanEck Inflation Allocation ETF

At a meeting held on June 17, 2021 (the “Renewal Meeting”), the Board of Trustees (the “Board”) of VanEck® ETF Trust (the “Trust”), including all of the Trustees that are not interested persons of the Trust (the “Independent Trustees”), approved the continuation of the investment management agreement between the Trust and Van Eck Absolute Return Advisers Corporation (the “Adviser”) (the “Investment Management Agreement”) with respect to the VanEck Inflation Allocation ETF (the “Fund”).

The Board’s approval of the Investment Management Agreement was based on a comprehensive consideration of all of the information available to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered those factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

In preparation for the Renewal Meeting, the Trustees held a meeting on May 7, 2021. At that meeting, the Trustees discussed the information the Adviser and Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party data provider, had provided to them in advance. The information provided to the Trustees included, among other things, information about the performance and expenses of the Fund and the Fund’s peer funds (certain other exchange-traded funds (“ETFs”)), information about the advisory services provided to the Fund and the personnel providing those services, and the profitability (or the absence of profitability) and the benefits enjoyed by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. In addition, as noted below, the Trustees reviewed certain performance information for the Fund which was not provided by Broadridge and which did not compare the Fund’s performance to the

61

VANECK ETF TRUST

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

September 30, 2021 (unaudited) (continued)

performance of its peer group. The Trustees noted that the peer group performance information did not necessarily provide meaningful direct comparisons to the Fund.

The Independent Trustees’ consideration of the Investment Management Agreement was based, in part, on their review of information obtained through discussions with the Adviser at the Renewal Meeting and with the Adviser at the May 7, 2021 meeting regarding the management of the Fund and information obtained at other meetings of the Trustees and/or based on their review of the materials provided by the Adviser, including the background and experience of the portfolio managers and others involved in the management and administration of the Fund. The Trustees also considered the terms of, and scope of services that the Adviser provides under, the Investment Management Agreement, including the Adviser’s commitment to waive certain fees and/or pay expenses of the Fund to the extent necessary to prevent the operating expenses of the Fund from exceeding an agreed upon limit for a period of time.

In evaluating the performance of the Fund, the Trustees reviewed various performance metrics, including various data from Broadridge comparing the Fund’s performance to that of certain other ETFs. The Trustees also considered information from the Adviser regarding the performance of the Fund against its benchmark and the Adviser’s statement that the Fund’s performance against its benchmark is more relevant than performance against its peer group, given the small number of funds with directly competing strategies. The Trustees noted that the Fund had underperformed its benchmark for the one- and two-year periods ended December 31, 2020 and for the period since its inception on April 10, 2018 through December 31, 2020, but also that the Fund’s risk profile was lower than that of its benchmark during these periods. Based on the foregoing, the Trustees concluded that the Adviser and its personnel have the requisite expertise and skill to manage the Fund’s portfolio.

The Trustees also considered information relating to the financial condition of the Adviser and the current status, as they understood it, of the Adviser’s compliance environment.

As noted above, the Trustees were also provided various data from Broadridge comparing the Fund’s expenses and performance to that of certain other ETFs. The Trustees noted that the information provided showed that the Fund had management fees (after the effect of any applicable fee waiver) below the average and median of its peer group of funds. The Trustees also noted that the information provided showed that the Fund had a total expense ratio (after the effect of any applicable expense limitation) greater than the average and median of its peer group of funds. The Trustees reviewed the amount by which the Fund’s total expense ratio exceeded the average and median of its peer group and information provided by the Adviser providing context for these comparisons. The Trustees concluded, in light of this information and the other information available to them, that the fees paid by the Fund were reasonable in light of the performance of the Fund and the quality of services received.

The Trustees also considered the benefits, other than the fees under the Investment Management Agreement, received by the Adviser from serving as adviser to the Fund.

The Trustees also considered information provided by the Adviser about the overall profitability of the Adviser and the fact that the Adviser did not earn any profits from managing the Fund. The Trustees reviewed the Fund’s asset size, expense ratio and expense cap and noted that the Investment Management Agreement does not include breakpoints in the advisory fee rates as asset levels in the Fund increase. The Trustees considered the volatility of the asset classes in which the Fund invests, potential variability in the net assets of the Fund and the sustainability of any potential economies of scale which may exist given where fees are currently set. The Trustees also evaluated the extent to which management fees for the Fund effectively incorporate the benefits of economies of scale. The Trustees noted that the Adviser has capped expenses on the Fund since its inception. Based on the foregoing and the other information available to them, the Trustees determined that the advisory fee rate for the Fund is reasonable and appropriate in relation to the current asset size of the Fund and the other factors discussed above and that the advisory fee rate for the Fund currently reflects an appropriate sharing with shareholders of any economies of scale which may exist.

62

The Independent Trustees were advised by and met in executive session with their independent counsel at the Renewal Meeting and at their May 7, 2021 meeting as part of their consideration of the Investment Management Agreement.

In voting to approve the continuation of the Investment Management Agreement, the Trustees, including the Independent Trustees, concluded that the terms of the Investment Management Agreement are reasonable and fair in light of the services to be performed, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The Trustees further concluded that, at the time of their considerations, the Investment Management Agreement is in the best interest of the Fund and the Fund’s shareholders.

VanEck Morningstar ESG Moat ETF

At a meeting held on June 17, 2021 (the “Renewal Meeting”), the Board of Trustees (the “Board”) of VanEck® ETF Trust (the “Trust”), including all of the Trustees that are not interested persons of the Trust (the “Independent Trustees”), approved the continuation of the investment management agreement between the Trust and Van Eck Associates Corporation (the “Adviser”) (the “Investment Management Agreement”) with respect to the VanEck Morningstar ESG Moat ETF (the “Fund”).

The Board’s approval of the Investment Management Agreement was based on a comprehensive consideration of all of the information available to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered those factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

In preparation for the Renewal Meeting, the Trustees held a meeting on May 7, 2021. At that meeting, the Trustees received materials from the Adviser. The Independent Trustees’ consideration of the Investment Management Agreement was based, in part, on information obtained through discussions with the Adviser at the Renewal Meeting and with the Adviser at the May 7, 2021 meeting regarding the proposed management of the Fund and information obtained at other meetings of the Trustees and/or based on their review of the materials provided by the Adviser, including the background and experience of the portfolio managers and others proposed to be involved in the management and administration of the Fund. In evaluating the terms of the Investment Management Agreement at the Renewal Meeting and the May 7, 2021 meeting, the Trustees considered the terms and scope of services that the Adviser would provide under the Investment Management Agreement, including the Adviser’s agreement to pay all of the direct expenses of the Fund (excluding the fee payment under the Investment Management Agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses). The Trustees concluded that the Adviser and its personnel have the requisite expertise and skill to manage the Fund’s portfolio.

The Trustees did not consider historical information about the cost of the services provided by the Adviser or the profitability of the Fund to the Adviser because the Fund had not yet commenced operations. The Trustees could not consider the historical performance or actual management fees or operating expenses of, or the quality of services previously provided to, the Fund by the Adviser, although they concluded that the nature, quality, and extent of the services to be provided by the Adviser were appropriate based on the Trustees’ knowledge of the Adviser and its personnel and the operations of the other series of the Trust.

The Independent Trustees were advised by and met in executive session with their independent counsel at the Renewal Meeting and at their May 7, 2021 meeting as part of their consideration of the Investment Management Agreement.

In voting to approve the continuation of the Investment Management Agreement, the Trustees, including the Independent Trustees, concluded that the terms of the Investment Management Agreement are reasonable and fair in light of the services to be performed, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The Trustees further concluded

63

VANECK ETF TRUST

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

September 30, 2021 (unaudited) (continued)

that, at the time of their considerations, the Investment Management Agreement is in the best interest of the Fund and its shareholders.

64

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a VanEck ETF Trust (the “Trust”) prospectus and summary prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Fund carefully before investing. To obtain a prospectus and summary prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Funds’ complete schedules of portfolio holdings are also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	VanEck Associates Corporation
Distributor:	VanEck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.826.2333	STRATAR

ANNUAL REPORT September 30, 2021

Energy Income ETF	EINC®

800.826.2333	vaneck.com

Certain information contained in this report represents the opinion of the investment adviser which may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. The information contained herein regarding each index has been provided by the relevant index provider. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment adviser are as of September 30, 2021.

VANECK ENERGY INCOME ETF

PRESIDENT’S LETTER

September 30, 2021

(unaudited)

Dear Fellow Shareholders:

This letter addresses two topics: first, the risks to the markets today and, second, two multi-year themes.

The Economy

When we think about financial markets, since the future remains unknown, we seek to identify potential scenarios. At the beginning of this year, the global economy was like a car hurtling forward at 200 miles per hour. Over the summer, we expected an orderly slowdown, asking only “What are the risks to Goldilocks?”1 We thought the car could slow to 70 miles per hour without putting too much pressure on interest rates, driven by inflation, which would upset the financial markets. The markets today are pondering the question, “Are we hitting the brakes too hard?” I think not.

In the U.S., will the U.S. Federal Reserve (Fed) hit the brakes too hard? I don’t think so. First, while the financial markets are still debating whether we have an inflation problem, I don’t think we will know whether we have permanent inflation until late next year. It is true that we are talking about supply chain issues and labor market issues longer than the transitory camp would like. But while commodity price inflation matters, the real concern about inflation and financial markets is wage inflation, since it tends to be longer-lasting and may affect long-term interest rates.

Second, if inflation doesn’t push rates higher, I don’t think the Fed will hit the brakes too hard by raising rates. Bank of America recently released a research note2 that said over half of the S&P 500® Index’s returns in the past decade can be attributed to the Fed’s balance sheet expansion, rather than earnings. We live in an era in which the Fed has an eye on the financial markets. Why would that change?

What about China? Will real estate or other factors like COVID-19 cause a recession? While China growth is becoming soggy, we think policy makers have all the tools, including liquidity moves, to avoid a crash.

Multi-Year Investment Themes

So what to do in your portfolio? We are focusing on two multi-year investment themes.

The first theme is the energy transition away from fossil fuels. We see this not only as being driven by government policy, but also by innovation in the private sector. In our resources portfolios, we’re looking for disruptive companies in the sectors that need to be more energy efficient. One is agriculture (which emits about as much CO2 as the energy sector). AgTech businesses are embracing technology to modernize agriculture, leading to higher crop yields, safer crop chemicals and other innovations in food production to provide healthy diets for the world’s growing population.

The second theme is the use of blockchain in a large variety of industries, but especially finance and entertainment. New open-source database technology is enabling incredibly rapid adoption and at much lower cost than traditional companies using prior generation technology. The fintech revolution that goes hand in hand with crypto is something we find really exciting. There are some over-valued companies, but we think it’s another interesting multi-year trend that investors should consider.

Another surprise that has affected commodity prices is that, as the economy grows and demand for commodities grows, increasing supply has become harder. This is in part due to environmental, social and governance (ESG) policies in place, causing “greenflation” and a multi-year trend of price pressure. Finding supply sources like new copper, lithium or gold mines is harder because of, to a certain extent, the environmental impact of these activities. I think this supply issue will continue to underpin commodity prices, and is why I believe that commodity equities are an interesting investment that people should have in their portfolios.

We sincerely thank you for investing in VanEck’s investment strategies. On the following pages, you will find a performance discussion and financial statements for the twelve month period ended September 30, 2021. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

1

VANECK ENERGY INCOME ETF

PRESIDENT’S LETTER

(unaudited) (continued)

Jan F. van Eck
CEO and President
VanEck ETF Trust

October 18, 2021

[1]	A Goldilocks economy is an economy that is not so hot that it causes inflation and not so cold that it causes a recession.

[2]	Source: Bloomberg, https://www.bloomberg.com/news/articles/2021-09-08/bofa-s-subramanian-dumps-dire-stock-call-to-catch-up-with-rally
2

VANECK ENERGY INCOME ETF

MANAGEMENT DISCUSSION

September 30, 2021 (unaudited)

As the world started to claw its way out from the COVID-19 pandemic, robust and rising energy commodity prices during the period under review benefited midstream energy companies, including MLPs (master limited partnerships). Both crude oil and natural gas prices recovered strongly, as did demand. Having started the 12 month period at $38.72 a barrel, after a few hiccups on the way, West Texas Intermediate (WTI) ended the period 48.39% higher at $75.03 a barrel. The outlook for energy infrastructure remains encouraging as demand has increased in the U.S. for natural gas, gasoline, diesel and jet oil.

For the 12 months ended September 30, 2021, the VanEck Energy Income ETF gained 68.88% on a total return basis. The three greatest contributors to performance were all involved, in particular, in the natural gas market: Targa Resources (4.9% of Fund net assets†), ONEOK (5.9% of Fund net assets†) and Cheniere Energy (6.3% of Fund net assets†). Only two companies, CNX Resources (1.4% of Fund net assets†) and New Fortress Energy (sold before end of period) detracted from overall performance.

† All Fund assets referenced are Total Net Assets as of September 30, 2021.

3

VANECK ENERGY INCOME ETF

PERFORMANCE COMPARISON

September 30, 2021 (unaudited)

	Average Annual Total Return
	Share Price	NAV	MVEINCTG[1]	SPTR[2]
One Year	69.25%	68.88%	71.13%	30.00%
Five Year	0.72%	0.77%	0.19%	16.90%
Life*	(8.38)%	(8.37)%	(8.14)%	15.01%

*	Commencement of Fund: 3/12/12; First Day of Secondary Market Trading: 3/13/12.

[1]	MVIS North America Energy Infrastructure Index (MVEINCTG) is a rules-based, modified capitalization weighted, float adjusted index intended to give investors a means to track the overall performance of North American companies involved in the midstream energy segment, which includes MLPs and corporations involved in oil and gas storage and transportation.

Index data prior to December 2, 2019 reflects that of the Solactive High Income MLP Index (the “MLP Index” or “YMLPTR”), a rules-based index designed to provide investors a means of tracking the performance of selected MLPs which are publicly traded on a U.S. securities exchange. All Index history reflects a blend of the performance of the aforementioned Indexes.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 5 for more information.

4

VANECK ENERGY INCOME ETF

ABOUT FUND PERFORMANCE

(unaudited)

The price used to calculate market return (Share Price) is determined by using the closing price listed on its primary listing exchange. Since the shares of the Fund did not trade in the secondary market until after the Fund’s commencement, for the period from commencement to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Investment return and value of the shares of the funds will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund returns reflect reinvestment of dividends and capital gains distributions. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

The Index Providers do not sponsor, endorse, or promote the Funds and bear no liability with respect to the Funds or any security. Index returns assume the reinvestment of all income and do not reflect any management fees, interest expense, brokerage expenses or income tax benefit/(expense) associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

Energy Income Index is published by MV Index Solutions GmbH (MVIS®), which is a wholly owned subsidiary of the Adviser, Van Eck Associates Corporation.

MVIS and Solactive are referred to herein as the “Index Providers”.

5

VANECK ENERGY INCOME ETF

EXPLANATION OF EXPENSES

(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2021 to September 30, 2021.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Annualized Expense Ratio During Period	Expenses Paid During the Period April 1, 2021 - September 30, 2021*
Actual	$1,000.00	$1,154.80	0.46%	$2.48
Hypothetical**	$1,000.00	$1,022.76	0.46%	$2.33

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended September 30, 2021), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).
**	Assumes annual return of 5% before expenses
6

VANECK ENERGY INCOME ETF

SCHEDULE OF INVESTMENTS

September 30, 2021

	Number of Shares	Value
COMMON STOCKS: 76.7%
Energy: 74.6%
Antero Midstream Corp.	58,613	$610,748
Cheniere Energy, Inc. *	15,440	1,508,025
CNX Resources Corp. *	26,752	337,610
DT Midstream, Inc.	17,812	823,627
Enbridge, Inc. (USD)	45,840	1,824,432
EnLink Midstream LLC	42,211	287,879
Equitrans Midstream Corp.	64,896	658,045
Gibson Energy, Inc.	26,981	495,482
Inter Pipeline Ltd.	66,429	1,046,312
Keyera Corp.	38,456	967,624
Kinder Morgan, Inc.	100,737	1,685,330
ONEOK, Inc.	24,323	1,410,491
Pembina Pipeline Corp. (USD)	37,275	1,181,245
Plains GP Holdings LP	35,746	385,163
Targa Resources Corp.	23,521	1,157,468
TC Energy Corp. (USD)	38,068	1,830,690
The Williams Companies, Inc.	60,811	1,577,437
		17,787,608
Transportation: 2.1%
Macquarie Infrastructure Holdings LLC	12,592	510,732
Total Common Stocks (Cost: $16,721,499)		18,298,340
	Number of Shares	Value
MASTER LIMITED PARTNERSHIPS: 23.2%
Energy: 23.2%
Cheniere Energy Partners LP	3,763	$153,041
Crestwood Equity Partners LP	5,074	144,000
DCP Midstream LP	7,695	217,230
Energy Transfer LP	110,379	1,057,431
Enterprise Products Partners LP	46,684	1,010,242
Magellan Midstream Partners LP	19,163	873,450
MPLX LP	30,899	879,694
NuStar Energy LP	6,493	102,200
Phillips 66 Partners LP	5,770	206,854
Plains All American Pipeline LP	40,436	411,234
Shell Midstream Partners LP (USD)	11,849	139,463
Western Midstream Partners LP	15,656	328,150
Total Master Limited Partnerships (Cost: $5,593,231)		5,522,989
Total Investments: 99.9% (Cost: $22,314,730)		23,821,329
Other assets less liabilities: 0.1%		35,262
NET ASSETS: 100.0%		$23,856,591

Definitions:

USD	United States Dollar

Footnotes:

*	Non-income producing

Summary of Investments by Sector	% of Investments	Value
Energy	97.9%	$23,310,598
Industrials	2.1	510,731
	100.0%	$23,821,329

The summary of inputs used to value the Fund’s investments as of September 30, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks *	$18,298,340	$—	$—	$18,298,340
Master Limited Partnerships *	5,522,989	—	—	5,522,989
Total Investments	$23,821,329	$—	$—	$23,821,329

*	See Schedule of Investments for industry sector breakouts.

See Notes to Financial Statements

7

VANECK ENERGY INCOME ETF

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2021

Assets:
Investments, at value Unaffiliated issuers (1)	$23,821,329
Receivables:
Dividends and interest	37,945
Federal and State Income Taxes	63,800
Total assets	23,923,074
Liabilities:
Payables:
Due to Adviser	8,613
Due to custodian	57,870
Total liabilities	66,483
NET ASSETS	$23,856,591
Shares outstanding	439,720
Net asset value, redemption and offering price per share	$54.25
Net Assets consist of:
Aggregate paid in capital	$44,619,031
Total distributable earnings (loss)	(20,762,440)
NET ASSETS	$23,856,591
(1) Cost of investments - Unaffiliated issuers	$22,314,730

See Notes to Financial Statements

8

VANECK ENERGY INCOME ETF

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2021

Income:
Dividends (net of foreign taxes withheld $74,564)	$1,141,109
Distributions from master limited partnerships	541,228
Interest	35
Less: return of capital distributions	(972,659)
Total income	709,713
Expenses:
Management fees	110,883
Interest	1,209
Taxes	151
Total expenses	112,243

Net investment income	597,470
Net realized gain (loss) on:
Investments	(416,228)
In-kind redemptions	2,044,086
Foreign currency transactions and foreign denominated assets and liabilities	3,717
Net realized gain	1,631,575
Net change in unrealized appreciation (depreciation) on:
Investments	10,387,808
Foreign currency transactions and foreign denominated assets and liabilities	156
Net change in unrealized appreciation (depreciation)	10,387,964
Net Increase in Net Assets Resulting from Operations	$12,617,009

See Notes to Financial Statements

9

VANECK ENERGY INCOME ETF

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30, 2021	Period Ended September 30, 2020 (a)	Year Ended November 30, 2019
Operations:
Net investment income (loss)	$597,470	$485,906	$(271,988)
Net realized gain (loss)	1,631,575	(1,783,860)	1,226,721
Net change in unrealized appreciation (depreciation)	10,387,964	(8,835,082)	(2,149,500)
Net increase (decrease) in net assets resulting from operations	12,617,009	(10,133,036)	(1,194,767)

Distributions to shareholders from:
Distributable earnings	(659,351)	—	(1,204,891)
Return of capital	(850,413)	(1,350,025)	(2,453,758)

Total distributions	(1,509,764)	(1,350,025)	(3,658,649)
Share transactions *:
Proceeds from sale of shares	2,332,086	3,706,837	18,778,764
Cost of shares redeemed	(9,804,516)	(23,530,656)	(7,487,335)

Net increase (decrease) in net assets resulting from share transactions	(7,472,430)	(19,823,819)	11,291,429
Total increase (decrease) in net assets	3,634,815	(31,306,880)	6,438,013
Net Assets:
Beginning of period	20,221,776	51,528,656	45,090,643
End of period	$23,856,591	$20,221,776	$51,528,686

* Shares of Common Stock Issued (no par value): (b)
Shares sold	50,000	83,333	366,667
Shares redeemed	(200,000)	(500,000)	(133,333)
Net increase (decrease)	(150,000)	(416,667)	233,334

(a)	The Fund changed is fiscal year-end from November 30 to September 30.
(b)	Share activity has been adjusted to reflect the 1 for 3 reverse share split which took place on April 15, 2020 (See Note 9).

See Notes to Financial Statements

10

VANECK ENERGY INCOME ETF

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

		Period		Year Ended November 30,
	Year Ended September 30, 2021	Ended September 30, 2020(a)(b)		2019		2018		2017		2016(c)

Net asset value, beginning of period	$34.29	$51.20		$58.32		$68.49		$76.29		$93.90
Net investment income (loss)(d)	1.15	0.76		(0.39)		0.09		0.42		(0.06)
Net realized and unrealized gain (loss) on investments	21.90	(15.58)		(1.42)		(4.44)		(2.25)		(9.93)
Total from investment operations	23.05	(14.82)		(1.81)		(4.35)		(1.83)		(9.99)
Distributions from:
Net investment income	(1.37)	—		(1.77)		—		—		—
Return of capital distribution	(1.72)	(2.09)		(3.54)		(5.82)		(5.97)		(7.62)
Total distributions	(3.09)	(2.09)		(5.31)		(5.82)		(5.97)		(7.62)
Net asset value, end of period	$54.25	$34.29		$51.20		$58.32		$68.49		$76.29
Total return(e)	68.88%	(29.74	)%(f)	(3.66)%		(7.16)%		(2.67)%		(8.40)%
Ratios to average net assets
Expenses	0.46%	0.45	%(g)(h)	1.41	%(i)	0.73	%(j)	0.86	%(k)	0.88%
Expenses excluding interest expense and taxes	0.45%	0.45	%(g)(h)	1.41	%(i)	0.73	%(j)	0.86	%(k)	0.88%
Net investment income (loss)	2.43%	2.17	%(g)(I)	(0.68	)%(i)	0.13	%(j)	0.55	%(k)	(0.34)%
Supplemental data
Net assets, end of year (in millions)	$24	$20		$52		$45		$64		$95
Portfolio turnover rate(m)	24%	24	%(f)	106%		34%		40%		46%

The financial highlights include financial information of the Predecessor Fund through February 21, 2016 (See Note 1).

(a)	On April 15, 2020, the Fund effected a 1 for 3 reverse share split (See Note 9). Per share data prior to April 15, 2020 has been adjusted to reflect the reverse share split.
(b)	The Fund changed is fiscal year-end from November 30 to September 30.
(c)	On June 29, 2016, the Fund effected a 1 for 5 reverse share split (See Note 9). Per share data prior to June 29, 2016 has been adjusted to reflect the reverse share split.
(d)	Calculated based upon average shares outstanding
(e)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(f)	Not Annualized
(g)	Annualized
(h)	Includes income tax expense of 1.56% and adviser reimbursement of (1.56%). If the adviser had not reimbursed the Fund, the ratio would have been higher.
(i)	Includes income tax expense of 0.59% related to the Fund’s tax status as a C-Corporation prior to its reorganization as a regulated investment company.
(j)	Includes income tax benefit of 0.11% related to the Fund’s tax status as a C-Corporation prior to its reorganization as a regulated investment company.
(k)	Includes income tax expense of 0.04% related to the Fund’s tax status as a C-Corporation prior to its reorganization as a regulated investment company.
(l)	Includes income tax expense of 1.56% and adviser reimbursement of (1.56%). If the adviser had not reimbursed the Fund, the ratio would have been lower.
(m)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

11

VANECK ENERGY INCOME ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2021

Note 1—Fund Organization—VanEck ETF Trust (the “Trust”) (formerly known as VanEck Vectors ETF Trust), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and offers multiple investment portfolios, each of which represents a separate series of the Trust.

The financial statements relate to the Energy Income ETF (the “Fund”). The Fund seeks to provide investment results that correspond generally to the performance, before fees and expenses, of the MVIS® North America Energy Infrastructure Index (the “Index”). The Fund is classified as “non-diversified”. This means that the Fund may invest more of its assets in securities of a single issuer than that of a diversified fund. Van Eck Associates Corporation (the “Adviser”) serves as the investment adviser for the Fund and is subject to the supervision of the Board of Trustees (the “Board”).

Effective February 22, 2016, the shareholders of the Yorkville High Income MLP ETF (the “Predecessor Fund”) approved a proposed agreement and plan of reorganization (the “Reorganization”) that provided for the transfer of all the assets and assumption of certain of the liabilities of the Predecessor Fund, the issuance of shares of the Fund to the shareholders of the Predecessor Fund and the liquidation and termination of the Predecessor Fund. The Predecessor Fund had substantially similar investment objectives, investment strategies, policies and restrictions as those of the Fund. The financial highlights include the financial information of the Predecessor Fund through February 21, 2016.

Effective December 2, 2019, the Fund’s underlying benchmark index changed from the Solactive High Income MLP Index to the MVIS® North American Energy Infrastructure Index, the Fund’s federal tax status changed from a taxable C-corporation into a regulated investment company (“RIC”) and the unitary management fee rate changed from 0.82% to 0.45%.

In September 2020, the Board approved changing the Fund’s fiscal year-end from November 30 to September 30.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and follows accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies.

The following summarizes the Fund’s significant accounting policies.

A.	Return of Capital Estimates—Distributions received by the Fund generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available to the Fund and other industry sources. These estimates may subsequently be revised based on information received from Master Limited Partnerships (“MLPs’’) after the MLP’s tax reporting periods are concluded.

B.	Master Limited Partnerships— Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund invests a portion of its total assets in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options with respect to commodities. The MLPs themselves generally do not pay U.S. federal income taxes (although some states do impose a net income tax on partnerships). Thus, unlike investors in corporate securities, direct MLP investors are generally not
12

subject to double taxation (i.e., corporate level tax and tax on corporate dividends). The Fund invests the remainder of its assets in MLPs that are treated as C corporations for tax purposes.

C.	Security Valuation— The Fund values its investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges are valued at the closing price on the markets in which the securities trade. Securities traded on the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the NASDAQ official closing price. Over-the-counter securities not included on NASDAQ and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (described below). Short-term debt securities with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are categorized as Level 1 in the fair value hierarchy. The Pricing Committee of the Adviser provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes they do not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Fund’s valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be categorized either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The three levels of the fair value hierarchy are described below:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs and the levels used to value the Fund’s investments are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about the valuation methodologies and unobservable inputs, if applicable, are located in the Schedule of Investments.

D.	Federal and Other Income Taxes— Effective December 2, 2019, the Fund changed its investment objective such that it is now the Fund’s policy to comply with the provisions of the Internal Revenue Code
13

VANECK ENERGY INCOME ETF

NOTES TO FINANCIAL STATEMENTS

(continued)

applicable to a RIC for current and future tax years. The Fund intends to distribute all of its taxable income to its shareholders.

E.	Dividends and Distributions to Shareholders— On a quarterly basis, the Fund distributes substantially all of its dividends and distributions received, less Fund expenses. All distributions are recorded on the ex-dividend date. The estimated characterization of the distributions paid will be either an ordinary income, capital gain or return of capital. Dividends and distributions that exceed earnings and profit for tax purposes are reported as a return of capital. The actual tax characterization of the distributions made during the current year will not be determined until after the end of the fiscal year when the Fund can determine its earnings and profits and, therefore, may differ from the preliminary estimates.

F.	Currency Translation— Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Such amounts are included with the net realized and unrealized gains and losses on investment securities in the Statement of Operations. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) and net change in unrealized appreciation (depreciation) on foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations.

G.	Other— Security transactions are accounted for on trade date. Realized gains and losses are determined based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned.

The Fund earns interest income on uninvested cash balances held at the custodian bank. Such amounts, if any, are presented as interest income in the Statement of Operations.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements— The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.45% of the Fund’s average daily net assets. The Adviser has agreed to pay all expenses incurred by the Fund except for the advisory fee, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses.

The Adviser agreed to reimburse the Fund for any differences between the estimated and actual taxes remaining from its prior treatment as a C corporation. These amounts are reflected in the Financial Highlights.

Van Eck Securities Corporation, an affiliate of the Adviser, acts as the Fund’s distributor (the “Distributor”). Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

Note 4— Capital Share Transactions — As of September 30, 2021, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Fund shares are not individually redeemable and are issued and redeemed at their net asset value per share only through certain authorized broker-dealers (“Authorized Participants”) in blocks of shares (“Creation Units”).

The consideration for the purchase or redemption of Creation Units of the Fund generally consists of the in-kind contribution or distribution of securities constituting the Fund’s underlying index (“Deposit Securities”)

14

plus a balancing cash component to equate the transaction to the net asset value per share of the Fund on the transaction date. Cash may also be substituted in an amount equivalent to the value of certain Deposit Securities, generally as a result of market circumstances, or when the securities are not available in sufficient quantity for delivery, or are not eligible for trading by the Authorized Participant. The Fund may issue Creation Units in advance of receipt of Deposit Securities subject to various conditions, including, for the benefit of the Fund, a requirement to maintain cash collateral on deposit at the custodian equal to at least 115% of the daily marked to market value of the missing Deposit Securities.

Authorized Participants purchasing and redeeming Creation Units may pay transaction fees directly to the transfer agent. In addition, the Fund may impose variable fees on the purchase or redemption of Creation Units for cash, or on transactions effected outside the clearing process, to defray certain transaction costs. These variable fees, if any, are reflected in share transactions in the Statement of Changes in Net Assets.

Note 5—Investments— For the year ended September 30, 2021, purchases and sales of investments (excluding short-term investments and in-kind capital share transactions) and the purchases and sales of investments resulting from in-kind capital share transactions (excluding short-term investments) were as follows:

		In-Kind Capital Share Transactions
Purchases	Sales	Purchases	Sales
$5,692,534	$6,077,058	$2,328,990	$9,031,878

Note 6—Income Taxes— Beginning December 2, 2019, the Fund changed its investment objective such that it is now the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies (“RIC”) for future tax years. As a result, the Fund generally will not pay corporate level taxes on its income and capital gains that are distributed to shareholders.

As of September 30, 2021, for Federal income tax purposes, the identified cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) of investments were as follows:

Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$20,926,250	$3,037,181	$(142,102)	$2,895,079

At September 30, 2021, the components of total distributable earnings (loss) on a tax basis were as follows:

Undistributed Ordinary Income	Accumulated Capital Losses/ Undistributed Capital Gains	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Loss)
$–	$(22,595,369)	$(1,062,402)	$2,895,331	$(20,762,440)

The tax character of dividends paid to shareholders were as follows:

September 30, 2021		September 30, 2020
Ordinary Income	Return of Capital	Return of Capital
$659,351	$850,413	$1,350,025
15

VANECK ENERGY INCOME ETF

NOTES TO FINANCIAL STATEMENTS

(continued)

At September 30, 2021, the Fund had the following capital loss carryforwards available to offset future capital gains:

Year of Expiration	Short-Term Capital Losses	Long-Term Capital Losses	Total Capital Losses
9/30/2022	$(12,847,636)	$-	$(12,847,636)
9/30/2023	(6,679,603)	-	(6,679,603)
9/30/2024	(1,612,600)	-	(1,612,600)
No expiration	(1,084,464)	(371,066)	(1,455,530)
Total	$(22,224,303)	$(371,066)	$(22,595,369)

During the year ended September 30, 2021, $89,478,335 of the Fund’s capital loss carryovers available from prior years expired un-utilized.

During the year ended September 30, 2021, as a result of permanent book to tax differences primarily due to the expiration of capital loss carryovers, treatment of tax gains / losses on in-kind redemptions, and book/tax differences from the Fund’s partnership investments, the Fund incurred differences that affected distributable earnings / (loss) and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

Increase (Decrease) in Total Distributable Earnings (Loss)	Increase (Decrease) in Aggregate Paid in Capital
$87,721,147	$(87,721,147)

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended September 30, 2021, the Fund did not incur any interest or penalties.

Note 7—Principal Risks—The Fund’s assets are concentrated in a limited number sectors or industries. By concentrating the Fund’s assets, the Fund is subject to the risk that economic, political or other conditions that have a negative effect on that sector or industry will negatively impact the Fund to a greater extent than if the Fund’s net assets were invested in a wider variety of sectors or industries.

Under normal circumstances, the Fund invests in securities of MLPs, which are subject to certain risks, such as supply and demand risk, depletion and exploration risk, and the risk associated with the hazards inherent in midstream energy industry activities. A portion of the cash flow received by the Fund is derived from investment in equity securities of MLPs. The amount of cash that an MLP has available for distributions and the tax character of such distributions are dependent upon the amount of cash generated by the MLP’s operations.

The respiratory disease caused by a novel coronavirus, which has spread internationally and declared as a pandemic by the World Health Organization, has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, loss of life, as well as general concern and uncertainty. The coronavirus has already negatively impacted the economies of many nations, individual companies, and the market. This pandemic is expected to have a continued impact in ways that cannot necessarily be foreseen presently.

16

A more complete description of risks is included in the Fund’s Prospectus and Statement of Additional Information.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Fund as directed by the Trustees. The Adviser is responsible for paying the expenses associated with the Plan.

Note 9—Share Split—The Fund executed a 1-for-5 reverse share split for shareholders of record before the open of markets on June 29, 2016. The Fund executed a 1-for-3 reverse share split for shareholders of record before the open of markets on April 15, 2020.

Note 10—Bank Line of Credit—The Fund, along with other funds of the Trust, may participate in a $200 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund at the request of the shareholders and other temporary or emergency purposes. The Fund has agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Fund based on prevailing market rates in effect at the time of borrowings. During the year ended September 30, 2021, the Fund borrowed under this Facility:

Days Outstanding	Average Daily Loan Balance	Average Interest Rate
135	$127,738	1.44%

The outstanding loan balance as of September 30, 2021, if any, is reflected in the Statement of Assets and Liabilities.

Note 11—Subsequent Event Review—The Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

17

VANECK ENERGY INCOME ETF

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of VanEck Energy Income ETF and the Board of Trustees of VanEck ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of VanEck Energy Income ETF (the “Fund”) (one of the series constituting VanEck ETF Trust (the “Trust”)), including the schedule of investments, as of September 30, 2021, and the related statement of operations for the year ended September 30, 2021, the statements of changes in net assets for the year ended September 30, 2021, the period from December 1, 2019 through September 30, 2020 and for the year end ended November 30, 2019, the financial highlights for the year ended September 30, 2021, for the period from December 1, 2019 through September 30, 2020 and each of the four years in the period ended November 30, 2019 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting the Trust) at September 30, 2021, and the results of its operations for the year ended September 30, 2021, the changes in its net assets for the year ended September 30, 2021, the period from December 1, 2019 through September 30, 2020 and for the year end ended November 30, 2019 and its financial highlights for the year ended September 30, 2021, for the period from December 1, 2019 through September 30, 2020 and each of the four years in the period ended November 30, 2019, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from broker were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more of the VanEck investment companies since 1999.

New York, New York
November 19, 2021

18

VANECK ENERGY INCOME ETF

TAX INFORMATION

(unaudited)

The information set forth below relates to distributions paid during the Fund’s current fiscal year as required by federal laws.

Shareholders, however, must report dividends on a calendar year basis for income tax purposes, which may include dividends for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for calendar year 2021 income tax purposes will be sent to them in early 2022.

A return of capital is not considered taxable income to shareholders. Pursuant to IRC Section 301(c), the portion of a distribution which is a dividend (as defined under IRC Section 316) is includable in gross income while the portion of the distribution which is not a dividend shall be applied against and reduces the adjusted basis of the stock. Accordingly, shareholders who received these distributions should not include these amounts in taxable income, but instead pursuant to Internal Revenue Code Sections 301(c)(2) and 1016(a) (4), should treat them as a reduction of the cost basis of the applicable shares upon which these distributions were paid. In order to compute the required adjustment to cost basis, a shareholder should multiply the per share amount of each of the respective distributions by the number of shares held at each of the respective record dates.

Please consult your tax advisor for proper treatment of this information.

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2021:

Payable Date	Income Dividends	Return of Capital (Non Dividend) Distribution	Total Distribution Per Share	Qualified Dividend Income for Individuals *	Dividends Qualifying for the Dividend Received Deduction for Corporations *
11/13/2020	$0.197130	$0.459970	$0.657100	100.00%	6.60%
02/23/2021	0.189769	0.204531	0.394300	100.00	21.52
05/21/2021	0.357928	0.385772	0.743700	100.00	21.52
08/20/2021	0.624317	0.672883	1.297200	100.00	21.52
	$1.369144	$1.723156	$3.092300	100.00%	19.00%

* Expressed as a percentage of the income dividends.

19

VANECK ENERGY INCOME ETF

BOARD OF TRUSTEES AND OFFICERS

September 30, 2021 (unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years
Independent Trustees

David H. Chow, 1957*†	Chairman Trustee	Since 2008 Since 2006	Founder and CEO, DanCourt Management LLC (financial/ strategy consulting firm and Registered Investment Adviser), March 1999 to present.	60	Trustee, Berea College of Kentucky, May 2009 to present and currently Chairman of the Investment Committee; Member of the Governing Council of the Independent Directors Council, October 2012 to September 2020; Trustee, MainStay Fund Complex[4], January 2016 to present and currently Chairman of the Risk and Compliance Committee.

Laurie A. Hesslein, 1959*†	Trustee	Since 2019	Citigroup, Managing Director, and Business Head, Local Consumer Lending North America, and CEO and President, CitiFinancial Servicing LLC (2013 - 2017).	60	Trustee, First Eagle Senior Loan Fund. Formerly, Trustee, Eagle Growth and Income Opportunities Fund, March 2017 to December 2020.

R. Alastair Short, 1953*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle).	72	Chairman and Independent Director, EULAV Asset Management; Trustee, Kenyon Review; Trustee, Children’s Village. Formerly, Independent Director, Tremont offshore funds.

Peter J. Sidebottom, 1962*†	Trustee	Since 2012	Lead Partner, North America Banking and Capital Markets Strategy, Accenture, May 2017 to present; Partner, PWC/Strategy & Financial Services Advisory, February 2015 to March 2017; Founder and Board Member, AspenWoods Risk Solutions, September 2013 to February 2016; Independent consultant, June 2013 to February 2015; Partner, Bain & Company (management consulting firm), April 2012 to December 2013; Executive Vice President and Senior Operating Committee Member, TD Ameritrade (on-line brokerage firm), February 2009 to January 2012.	60	Board Member, Special Olympics, New Jersey, November 2011 to September 2013; Director, The Charlotte Research Institute, December 2000 to 2009; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012; Board Member, NJ-CAN, July 2014 to 2016.

Richard D. Stamberger, 1959*†	Trustee	Since 2006	Senior Vice President, B2B, Future Plc (global media company), July 2020 to present; President, CEO and co-founder, SmartBrief, Inc., 1999 to 2019.	72	Director, Food and Friends, Inc., 2013 to present.

Interested Trustee

Jan F. van Eck, 1963[5]	Trustee, Chief Executive Officer and President	Trustee (Since 2006); Chief Executive Officer and President (Since 2009)	Director, President and Chief Executive Officer of Van Eck Associates Corporation (VEAC), Van Eck Absolute Return Advisers Corporation (VEARA) and Van Eck Securities Corporation (VESC); Officer and/or Director of other companies affiliated with VEAC and/or the Trust	72	Director, National Committee on US-China Relations.

1 The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.

20

[2]	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
[3]	The Fund Complex consists of the VanEck Funds, VanEck VIP Trust and the Trust.
[4]	The MainStay Fund Complex consists of MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund.
[5]	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of VEAC, VEARA and VESC.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] And Length of Time Served	Principal Occupation(s) During Past Five Years
Officer Information

Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Associate, Clifford Chance US LLP.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.

Charles T. Cameron, 1960	Vice President	Since 2006	Portfolio Manager of VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC.

Eduardo Escario, 1975	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of VEAC.

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since 2018	Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.

Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.

Nicholas Jackson, 1974	Assistant Vice President	Since 2018	Director, Business Development of VanEck Australia Pty Ltd. Formerly, Vice President, Business Development of VanEck Australia Pty Ltd.

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (Since 2016); Assistant Secretary (Since 2008)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President of VEAC, VEARA and VESC.

Matthew McKinnon, 1970	Assistant Vice President	Since 2018	Head of Business Development of Asia Pacific of VanEck Australia Pty Ltd. Formerly, Director, Intermediaries and Institutions of VanEck Australia Pty Ltd.

Arian Neiron, 1979	Vice President	Since 2018	Managing Director and Head of Asia Pacific of VanEck Australia Pty Ltd.; Officer and/or Director of other companies affiliated with VEAC and/or the Trust.

James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC; Manager, Portfolio Administration of VEAC and VEARA. Officer of other investment companies advised by VEAC and VEARA.

Adam Phillips, 1970	Vice President	Since 2018	ETF Chief Operating Officer of VEAC; Director of other companies affiliated with VEAC.

Philipp Schlegel, 1974	Vice President	Since 2016	Managing Director of Van Eck Switzerland AG.
21

VANECK ENERGY INCOME ETF

BOARD OF TRUSTEES AND OFFICERS (unaudited) (continued)

Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016); Secretary and Chief Legal Officer (since 2014)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust. Formerly, Vice President of VEAC, VEARA and VESC.

Andrew Tilzer, 1972	Assistant Vice President	Since 2021	Vice President of Portfolio Administration of VEAC. Formerly, Assistant Vice President, Portfolio Operations of VEAC.

[1]	The address for each Officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Officers are elected yearly by the Trustees.
22

VANECK ENERGY INCOME ETF

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

September 30, 2021 (unaudited)

At a meeting held on June 17, 2021 (the “Renewal Meeting”), the Board of Trustees (the “Board”) of VanEck® ETF Trust (the “Trust”), including all of the Trustees that are not interested persons of the Trust (the “Independent Trustees”), approved the continuation of the investment management agreement between the Trust and Van Eck Associates Corporation (the “Adviser”) (the “Investment Management Agreement”) with respect to the VanEck Energy Income ETF (the “Fund”).

The Board’s approval of the Investment Management Agreement was based on a comprehensive consideration of all of the information available to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered those factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

In preparation for the Renewal Meeting, the Trustees held a meeting on May 7, 2021. At that meeting, the Trustees discussed the information the Adviser and Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party data provider, had provided to them in advance. The information provided to the Trustees included, among other things, information about the performance and expenses of the Fund and the Fund’s peer funds (certain other index-based exchange-traded funds (“ETFs”)), information about the advisory services provided to the Fund and the personnel providing those services, and the profitability (or the absence of profitability) and the benefits enjoyed by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. In reviewing performance information for the Fund against its peer group, the Trustees considered that the Fund seeks to track a different index than the funds in its designated peer group and, therefore, the Fund’s performance will differ from its peers. In addition, as noted below, the Trustees reviewed certain performance information for the Fund which was not provided by Broadridge and which did not compare the Fund’s performance to the performance of its peer group. The Trustees noted that the peer group performance information did not necessarily provide meaningful direct comparisons to the Fund.

The Independent Trustees’ consideration of the Investment Management Agreement was based, in part, on their review of information obtained through discussions with the Adviser at the Renewal Meeting and the May 7, 2021 meeting regarding the management of the Fund and information obtained at other meetings of the Trustees and/or based on their review of the materials provided by the Adviser, including the background and experience of the portfolio managers and others involved in the management and administration of the Fund. The Trustees also considered the terms of, and scope of services that the Adviser provides, under the Investment Management Agreement, including the Adviser’s agreement to pay all of the direct expenses of the Fund (excluding the fee payment under the Investment Management Agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses).

The Trustees concluded that the Adviser and its personnel have the requisite expertise and skill to manage the Fund’s portfolio. In evaluating the performance of the Fund, the Trustees reviewed various performance metrics but relied principally on a comparison of the “gross” performance of the Fund (i.e., measured without regard to the impact of fees and expenses) to the performance of its benchmark index. Based on the foregoing, the Trustees concluded that the investment performance of the Fund was satisfactory.

The Trustees also considered information relating to the financial condition of the Adviser and the current status, as they understood it, of the Adviser’s compliance environment.

As noted above, the Trustees were also provided various data from Broadridge comparing the Fund’s expenses and performance to that of certain other ETFs. The Trustees noted that the information provided showed that the Fund had management fees below the average and equal to the median of its peer group of funds. The Trustees also noted that the information provided showed that the Fund had a total expense ratio below the average and equal to the median of its peer group of funds. The Trustees concluded, in light of this information and the other information available to them, that the fees paid by the Fund were reasonable in light of the performance of the Fund and the quality of services received.

The Trustees also considered the benefits, other than fees under the Investment Management Agreement, received by the Adviser from serving as adviser to the Fund.

23

VANECK ENERGY INCOME ETF

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

September 30, 2021 (unaudited) (continued)

The Trustees also considered information provided by the Adviser about the overall profitability of the Adviser and the fact that the Adviser did not earn any profits from managing the Fund. The Trustees reviewed the Fund’s asset size and expense ratio and noted that the Investment Management Agreement does not include breakpoints in the advisory fee rates as asset levels in the Fund increase. The Trustees considered the volatility of the asset class in which the Fund invests, potential variability in the net assets of the Fund and the sustainability of any potential economies of scale which may exist given where fees are currently set. The Trustees also evaluated the extent to which management fees for the Fund effectively incorporate the benefits of economies of scale. The Trustees also considered the risks being assumed by the Adviser under the unitary fee structure arrangement and the potential expense stability that may inure to the benefit of shareholders. Based on the foregoing and the other information available to them, the Trustees determined that the advisory fee rate for the Fund is reasonable and appropriate in relation to the current asset size of the Fund and the other factors discussed above and that the advisory fee rate for the Fund currently reflects an appropriate sharing with shareholders of any economies of scale which may exist.

The Independent Trustees were advised by and met in executive session with their independent counsel at the Renewal Meeting and at their May 7, 2021 meeting as part of their consideration of the Investment Management Agreement.

In voting to approve the continuation of the Investment Management Agreement, the Trustees, including the Independent Trustees, concluded that the terms of the Investment Management Agreement are reasonable and fair in light of the services to be performed, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The Trustees further concluded that, at the time of their considerations, the Investment Management Agreement is in the best interest of the Fund and the Fund’s shareholders.

24

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a VanEck ETF Trust (the “Trust”) prospectus and summary prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Fund carefully before investing. To obtain a prospectus and summary prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Funds’ complete schedules of portfolio holdings are also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	VanEck Associates Corporation
Distributor:	VanEck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.826.2333	EINCAR

Item 2.	CODE OF ETHICS.

(a)	The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	The Registrant’s code of ethics is reasonably described in this Form N-CSR.

(c)	The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)	The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that David Chow, Laurie A. Hesslein, R. Alastair Short, Peter Sidebottom and Richard Stamberger, members of the Audit Committee, are “audit committee financial experts” and “independent” as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The principal accountant fees disclosed in Item 4(a), 4(b), 4(c), 4(d) and 4(g) are for the Funds of the Registrant for which the fiscal year end is September 30.

(a)	Audit Fees. The aggregate Audit Fees of Ernst & Young for professional services billed for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended September 30, 2021 and September 30, 2020, were $414,900 and $390,306 respectively.

(b)	Audit-Related Fees. Not applicable.

(c)	Tax Fees. The aggregate Tax Fees of Ernst & Young for professional services billed for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal years ended September 30, 2021 and September 30, 2020 were $167,267 and $220,039 respectively.

(d)	All Other Fees

None.

(e)	The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Fund, by the independent accountants as required by Section 10A of the Securities Exchange Act of 1934. The Audit Committee has authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

(f)	Not applicable.

(g)	Not applicable.

(h)	Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant’s Board has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)) consisting of five Independent Trustees. Messrs. Chow, Hesslein, Short, Sidebottom and Stamberger currently serve as members of the Audit Committee. Mr. Short is the Chairman of the Audit Committee.

Item 6.	SCHEDULE OF INVESTMENTS.

Information included in Item 1.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

Item 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 (c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

Item 13.	EXHIBITS.

(a)(1)	The code of ethics is attached as EX-99.CODE ETH

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VANECK ETF TRUST

By	(Signature and Title)	/s/ John J. Crimmins, Treasurer and CFO

Date	December 7, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Jan F. van Eck, CEO

Date	December 7, 2021

By	(Signature and Title)	/s/ John J. Crimmins, Treasurer and CFO

Date	December 7, 2021